   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 13, 1999



                                               SECURITIES ACT FILE NO. 333-90007

                                        INVESTMENT COMPANY ACT FILE NO. 811-6521
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------


[X]   PRE-EFFECTIVE AMENDMENT NO. 1 [ ]   POST-EFFECTIVE AMENDMENT NO.

                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                                 (609) 282-2800

                        (AREA CODE AND TELEPHONE NUMBER)
                            ------------------------

                             800 SCUDDERS MILL ROAD

                          PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
                     NUMBER, STREET, CITY, STATE, ZIP CODE)
                            ------------------------

                                 TERRY K. GLENN

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

              COUNSEL FOR THE FUND:                            MICHAEL J. HENNEWINKEL, ESQ.
                 BROWN & WOOD LLP                             MERRILL LYNCH ASSET MANAGEMENT
              ONE WORLD TRADE CENTER                                  P.O. BOX 9011
             NEW YORK, NY 10048-0557                         PRINCETON, NEW JERSEY 08543-9011
      ATTENTION: THOMAS R. SMITH, JR., ESQ.
               FRANK P. BRUNO, ESQ

                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

     TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest, Par Value $0.10 per share.

     No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            ------------------------

                         TO BE HELD ON JANUARY 20, 2000

TO THE SHAREHOLDERS OF
     MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of Merrill Lynch Consults International Portfolio ("Consults International Portfolio") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on January 20, 2000 at 9:00 a.m., Eastern Time, for the following purposes:


          (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition of substantially all of the assets, and assumption of substantially all of the liabilities, of Consults International Portfolio by Merrill Lynch International Equity Fund ("International Equity Fund"), solely in exchange for an equal aggregate value of newly-issued Class C shares of International Equity Fund (the "Reorganization"). The Agreement and Plan also provides for distribution of such shares of International Equity Fund to shareholders of Consults International Portfolio in liquidation of Consults International Portfolio. A vote in favor of this proposal will constitute a vote in favor of the liquidation of Consults International Portfolio and the termination of its existence as a trust with transferable shares under Massachusetts law and its registration under the Investment Company Act of 1940, as amended; and


          (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     If the proposed Reorganization is approved by the shareholders of Consults International Portfolio at the Meeting and effected by Consults International Portfolio, any shareholder (i) who files with Consults International Portfolio, before the taking of the vote on the approval of such Agreement and Plan, written objection to the proposed Reorganization stating that he or she intends to demand payment for his or her shares if the Reorganization takes place and
(ii) whose shares are not voted in favor of such Agreement and Plan has or may have the right to demand in writing from International Equity Fund, within twenty days after the date of mailing to him or her of notice in writing that the Reorganization has become effective, payment for his or her shares and an appraisal of the value thereof. International Equity Fund and any such shareholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts. In the event that any shareholder elects to exercise his or her statutory right of appraisal under Massachusetts law, it is the present intention of International Equity Fund to petition a court of competent jurisdiction to determine whether such right of appraisal has been superseded by the provisions of Rule 22c-1 under the Investment Company Act of 1940, as amended.

     The Board of Trustees of Consults International Portfolio has fixed the close of business on November 30, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     A complete list of the shareholders of Consults International Portfolio entitled to vote at the Meeting will be available and open to the examination of any shareholders of Consults International Portfolio for any purpose germane to the Meeting during ordinary business hours from and after January 6, 2000 at the offices of Consults International Portfolio, 800 Scudders Mill Road, Plainsboro, New Jersey.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Trustees of Consults International Portfolio.

                                         By Order of the Board of Trustees,

                                          ROBERT HARRIS
                                          Secretary

Plainsboro, New Jersey

Dated: December 13, 1999

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO


                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800
                            ------------------------
                       SPECIAL MEETING OF SHAREHOLDERS OF
                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                            ------------------------
                                JANUARY 20, 2000


     This Proxy Statement and Prospectus (this "Proxy Statement and Prospectus") is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Merrill Lynch Consults International Portfolio, a Massachusetts business trust ("Consults International Portfolio"), for use at the Special Meeting of Shareholders of Consults International Portfolio (the "Meeting"). The Meeting has been called to approve or disapprove the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") between Consults International Portfolio and Merrill Lynch International Equity Fund, a Massachusetts business trust ("International Equity Fund"), pursuant to which International Equity Fund will acquire substantially all of the assets, and assume substantially all of the liabilities, of Consults International Portfolio solely in exchange for an equal aggregate value of newly-issued Class C shares of International Equity Fund (the "Reorganization"). Immediately upon the receipt by International Equity Fund of the assets of Consults International Portfolio and the assumption by International Equity Fund of the liabilities of Consults International Portfolio, and as part of the Reorganization, Consults International Portfolio will distribute the shares of International Equity Fund received in the Reorganization to the shareholders of Consults International Portfolio. Thereafter, and also as part of the Reorganization, Consults International Portfolio will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will terminate its existence as a trust with transferable shares in accordance with the laws of the Commonwealth of Massachusetts.



     Holders of shares of Consults International Portfolio will receive Class C shares of International Equity Fund, which will be subject to the same distribution fees and account maintenance fees (the "Corresponding Shares"), as the shares of Consults International Portfolio. The aggregate net asset value of the Corresponding Shares to be issued in the Reorganization to the shareholders of Consults International Portfolio will equal the aggregate net asset value of the outstanding shares of Consults International Portfolio, as set forth in the Agreement and Plan. Consults International Portfolio and International Equity Fund sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. International Equity Fund following the Reorganization sometimes is referred to herein as the "Combined Fund" or the "Pro Forma International Equity Fund."


     This Proxy Statement and Prospectus serves as a prospectus of International Equity Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of the Corresponding Shares by International Equity Fund to Consults International Portfolio pursuant to the terms of the Reorganization.


     Both Consults International Portfolio and International Equity Fund are diversified, open-end management investment companies registered under the Investment Company Act. International Equity Fund seeks to provide shareholders with capital appreciation and secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. International Equity Fund seeks to invest in a diversified portfolio consisting of equity securities of companies from a variety of countries, including those in emerging markets, and, except for unusual circumstances, will at all times be invested in securities from at least three different countries other than the United States. Consults International Portfolio seeks to provide shareholders with the highest total investment return that is consistent with prudent risk through investment in a diversified international portfolio of equity securities, other than United States equity securities. Consults International Portfolio seeks to invest primarily in a diversified portfolio of equity securities of companies located outside the United States that Fund management believes are undervalued or have good prospects for earnings growth. There can be no assurance that, after the Reorganization, International Equity Fund will achieve its investment objective.



     The current prospectus relating to International Equity Fund, dated September 29, 1999, as supplemented (the "International Equity Fund Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Shareholders of International Equity Fund for the year ended May 31, 1999 also accompanies this Proxy Statement and Prospectus. A statement of additional information relating to International Equity Fund, dated September 29, 1999 (the "International Equity Fund Statement"), a prospectus of Consults
                                               (continued on the following page)

                            ------------------------
     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

     THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS DECEMBER 13, 1999.

International Portfolio, dated February 27, 1999, as supplemented (the "Consults International Portfolio Prospectus")(which prospectus is also incorporated herein by reference) and a statement of additional information relating to Consults International Portfolio, dated February 27, 1999 (the "Consults International Portfolio Statement"), have been filed with the Securities and Exchange Commission (the "Commission"). Such documents may be obtained, without charge, by writing either Consults International Portfolio or International Equity Fund at the address above, or by calling 1-800-MER-FUND.


     This Proxy Statement and Prospectus sets forth concisely the information about International Equity Fund that shareholders of Consults International Portfolio should know before considering the Reorganization and should be retained for future reference. Consults International Portfolio has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.


     A statement of additional information relating to the Reorganization (the "Statement of Additional Information"), including pro forma financial statements of Consults International Portfolio and International Equity Fund giving effect to the consummation of the Reorganization, is on file with the Commission. The Statement of Additional Information is available from International Equity Fund without charge, upon request by calling the toll free telephone number set forth above or by writing International Equity Fund at its principal executive offices. The Statement of Additional Information, dated December 13, 1999 is incorporated by reference into this Proxy Statement and Prospectus.


     The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the International Equity Fund Prospectus, the Consults International Portfolio Prospectus, the International Equity Fund Statement, the Consults International Portfolio Statement, other material incorporated by reference and other information regarding the Funds.

     The address of the principal executive offices of both Consults International Portfolio and International Equity Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.


                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
INTRODUCTION................................................    2
SUMMARY.....................................................    3
     The Reorganization.....................................    3
     Fee Tables.............................................    5
     The Funds..............................................    7
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   13
COMPARISON OF THE FUNDS.....................................   18
     Financial Highlights...................................   18
     Management.............................................   20
     Purchase, Redemption and Exchange of Shares............   23
     Performance............................................   26
     Shareholder Rights.....................................   27
     Dividends..............................................   27
     Tax Information........................................   27
     Portfolio Transactions.................................   27
     Portfolio Turnover.....................................   28
     Additional Information.................................   28
THE REORGANIZATION..........................................   30
     General................................................   30
     Procedure..............................................   30
     Terms of the Agreement and Plan........................   31
     Potential Benefits to Shareholders as a Result of the
      Reorganization........................................   32
     Tax Consequences of the Reorganization.................   33
     Capitalization.........................................   34
INFORMATION CONCERNING THE MEETING..........................   34
     Date, Time and Place of Meeting........................   34
     Solicitation, Revocation and Use of Proxies............   35
     Record Date and Outstanding Shares.....................   35
     Security Ownership of Certain Beneficial Owners and
      Management of Consults International Portfolio and
      International Equity Fund.............................   35
     Voting Rights and Required Vote........................   35
ADDITIONAL INFORMATION......................................   36
LEGAL PROCEEDINGS...........................................   36
LEGAL OPINIONS..............................................   37
EXPERTS.....................................................   37
SHAREHOLDER PROPOSALS.......................................   37

                                  INTRODUCTION


     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Consults International Portfolio for use at the Meeting to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on January 20, 2000, at 9:00 a.m., Eastern Time. The mailing address for Consults International Portfolio is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is December 16, 1999.


     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Consults International Portfolio at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan.


     The Board of Trustees of Consults International Portfolio has fixed the close of business on November 30, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Approval of the Agreement and Plan will require the affirmative vote of Consults International Portfolio shareholders representing not less than two-thirds of the total number of votes entitled to be cast thereon. Shareholders will vote as a single class on the proposal to approve the Agreement and Plan. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has declined to vote ("broker non-votes") are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Consults International Portfolio is entitled to one vote. See "Information Concerning the Meeting."


     The Board of Trustees of Consults International Portfolio currently knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

     In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets, and assumption of substantially all of the liabilities, of Consults International Portfolio by International Equity Fund solely in exchange for an equal aggregate value of Corresponding Shares and the subsequent distribution of such Corresponding Shares to the shareholders of Consults International Portfolio; and (ii) the subsequent termination of Consults International Portfolio's existence as a business trust and its deregistration as an investment company.

                               THE REORGANIZATION

     At a meeting of the Board of Trustees of Consults International Portfolio held on October 26, 1999, the Board of Trustees of Consults International Portfolio unanimously approved a proposal that International Equity Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of Consults International Portfolio solely in exchange for an equal aggregate value of Corresponding Shares to be distributed to the shareholders of Consults International Portfolio.


     Based upon their evaluation of all relevant information, the Trustees of Consults International Portfolio have determined that the Reorganization will potentially benefit the shareholders of Consults International Portfolio. Specifically, the Trustees considered that after the Reorganization, Consults International Portfolio shareholders will remain invested in an open-end fund with a diversified international portfolio of equity securities that will pay, after the Reorganization, an advisory fee to MLAM, the investment adviser of International Equity Fund and an affiliate of Merrill Lynch (Suisse) Investment Management S.A. ("MLSIM"), the investment adviser of Consults International Portfolio, at the same effective annual rate as that currently paid by Consults International Portfolio to MLSIM and by International Equity Fund to MLAM. The Trustees also considered that, since the net assets of International Equity Fund as of September 30, 1999 were $240,343,015 and will increase by approximately $37,688,155 (the net asset value of Consults International Portfolio as of such date) as a result of the Reorganization, Consults International Portfolio shareholders are likely to benefit from reduced overall operating expenses (on a pro forma basis) as a result of certain economies of scale expected after the Reorganization. In particular, the Combined Fund will not pay the administrative fee that Consults International Portfolio currently pays to Princeton Administrators L.P. (the "Administrator") under the Administration Agreement (as defined herein). See "Summary -- Fee Tables;" "The Reorganization -- Potential Benefits to Shareholders as a Result of the Reorganization" and "-- Comparison of the Funds -- Management and Administration Fees."



     The Board of Trustees of Consults International Portfolio, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Consults International Portfolio. In addition, since the Corresponding Shares will be issued at net asset value and the shares of Consults International Portfolio will be valued at net asset value for the purposes of the exchange by the shareholders of Consults International Portfolio of such shares for the Corresponding Shares, the holders of the shares of Consults International Portfolio will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of Consults International Portfolio would hold a smaller percentage of ownership in International Equity Fund than he or she did in Consults International Portfolio prior to the Reorganization.


     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approvals are obtained, provided that Consults International Portfolio and International Equity Fund have obtained prior to that time either a favorable private letter ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan or an opinion of counsel to the same effect. The Agreement and Plan may be terminated, and the

Reorganization abandoned, whether before or after the requisite approval by the shareholders of Consults International Portfolio, at any time prior to the Exchange Date (as defined herein), (i) by mutual consent of the Boards of Trustees of Consults International Portfolio and International Equity Fund; (ii) by the Board of Trustees of Consults International Portfolio if any condition to Consults International Portfolio's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of International Equity Fund if any condition to International Equity Fund's obligations has not been fulfilled or waived by such Board.

                                   FEE TABLES


   ACTUAL AND PRO FORMA FEE TABLE FOR SHAREHOLDERS OF CONSULTS INTERNATIONAL PORTFOLIO, CLASS C SHAREHOLDERS OF INTERNATIONAL EQUITY FUND AND THE CLASS C
SHAREHOLDERS OF THE PRO FORMA INTERNATIONAL EQUITY FUND AS OF SEPTEMBER 30, 1999
                                  (UNAUDITED)



                                                                ACTUAL
                                                ---------------------------------------      PRO FORMA
                                                                          INTERNATIONAL    INTERNATIONAL
                                                CONSULTS INTERNATIONAL     EQUITY FUND      EQUITY FUND
                                                     PORTFOLIO(b)            CLASS C        CLASS C(b)
                                                ----------------------    -------------    -------------
SHAREHOLDER FEES
(fees paid directly from your investment)(a):
  Maximum Sales Charge (Load) Imposed on
     Purchases (as a percentage of offering
     price)...................................           None                 None             None
  Maximum Deferred Sales Charge (Load) (as a
     percentage of original purchase price or
     redemption proceeds, whichever is
     lower)...................................           None                 1.00%(c)         1.00%(c)
  Maximum Sales Charge (Load) Imposed on
     Dividend Reinvestments...................           None                 None             None
  Redemption Fee..............................           None                 None             None
  Exchange Fee................................           None                 None             None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):
  Investment Advisory Fee/Management Fee(d)...           0.75%                0.75%            0.75%
  Distribution and/or Service 12b-1 Fees(e)...           1.00%                1.00%            1.00%
Other Expenses:
  Other (including transfer agency fees)(f)...           0.87%                0.61%            0.58%
  Administrative Fees(f)......................           0.25%                 N/A              N/A
                                                         ----                 ----             ----
  Total Other Expenses........................           1.12%                0.61%            0.58%
                                                         ----                 ----             ----
Total Fund Operating Expenses.................           2.87%                2.36%            2.33%
                                                         ====                 ====             ====


---------------

(a) Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. This fee is currently waived for clients of the Merrill Lynch Consults(R) Service and for clients of the Merrill Lynch Strategic Portfolio Advisor(SM) Service.


(b) Each client of the Merrill Lynch Consults(R) Service and of the Merrill Lynch Strategic Portfolio Advisor(SM) Service is charged an annual fee of up to 3% (charged on a quarterly basis) of the value of the client's portfolio. This fee is not charged on the portion of the client's assets maintained in Consults International Portfolio (or the Combined Fund after the Reorganization). A client investing directly in Consults International Portfolio (or the Combined Fund after the Reorganization) is not subject to the 3% charge at any time while the assets remain invested in Consults International Portfolio or the Combined Fund, as the case may be.


(c) Some investors may qualify for reductions in the sales charge (load). The deferred sales charge applicable to Class C shares of Pro Forma International Equity Fund will be waived with respect to (i) Corresponding Shares issued to shareholders of Consults International Portfolio in the Reorganization and (ii) Class C shares of the Combined Fund issued to clients participating in the Merrill Lynch Consults(R) Service or the Merrill Lynch Strategic Portfolio Advisor(SM) Service.


(d)  See "Comparison of the Funds -- Management."

(e) The Funds call the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Proxy Statement and Prospectus and in other materials of the Funds. If you hold Class C shares of International Equity Fund for a long time, it may cost you more in distribution

                                         (footnotes continued on following page)

(e) (12b-1) fees than the maximum sales charge that you would have paid if you held one of the other classes of shares of International Equity Fund. See "Comparison of the Funds -- Purchase, Redemption and Exchange of Shares."


(f) Consults International Portfolio pays its transfer agent $11.00 per shareholder account. International Equity Fund pays its transfer agent $14.00 for each Class C shareholder account. The Funds reimburse their respective transfer agent's out-of-pocket expenses. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. In addition, International Equity Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor (MFA(SM)) program. For the fiscal years ended October 31, 1998 and May 31, 1999, Consults International Portfolio and International Equity Fund paid their respective transfer agents fees totaling $34,506 and $914,022, respectively. See "Comparison of the Funds -- Additional
     Information -- Transfer Agent." In addition to fees received under its Administration Agreement with Consults International Portfolio, the Administrator provides accounting services to Consults International Portfolio at its cost. For the fiscal year ended October 31, 1998, Consults International Portfolio reimbursed its administrator $150,624 for these accounting services. MLAM provides accounting services to International Equity Fund at its cost. For the fiscal year ended May 31, 1999, International Equity Fund reimbursed MLAM $192,999 for these accounting services.

     These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

EXAMPLES:

                  CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:


                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
An investor would pay the following expenses on a $10,000
  investment and assuming (1) the Total Fund Operating
  Expenses set forth on page 5 for the relevant Fund, (2) a 5%
  annual return throughout the period and (3) redemption at
  the end of the period (including any applicable contingent deferred sales charges):*
     Consults International Portfolio.......................   $290     $889     $1,513     $3,195
     International Equity Fund (Class C shares).............   $339     $736     $1,260     $2,696
     Pro Forma International Equity Fund+ (Class C
       shares)..............................................   $336     $727     $1,245     $2,666
An investor would pay the following expenses on the same
  $10,000 investment assuming no redemption at the end of
  the period:
     Consults International Portfolio.......................   $290     $889     $1,513     $3,195
     International Equity Fund (Class C shares).............   $239     $736     $1,260     $2,696
     Pro Forma International Equity Fund+ (Class C
       shares)..............................................   $236     $727     $1,245     $2,666


---------------

* The contingent deferred sales charge will not apply to Corresponding Shares issued in the Reorganization or to Class C shares of the Pro Forma International Equity Fund issued after the Reorganization to clients participating in the Merrill Lynch Consults(R) Service or the Merrill Lynch Strategic Portfolio Adviser(SM) Service.


+ Assuming the Reorganization had taken place on September 30, 1999.


     The foregoing Fee Tables are intended to assist investors in understanding the costs and expenses that a Consults International Portfolio or International Equity Fund shareholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors on a pro forma basis taking into account the consummation of the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES. See "The Reorganization -- Potential Benefits to Shareholders as a Result of the Reorganization," "Comparison of the Funds -- Management," " -- Purchase, Redemption and Exchange of Shares."

                                   THE FUNDS

BUSINESS OF CONSULTS
  INTERNATIONAL
  PORTFOLIO................   Consults International Portfolio is an
                              unincorporated business trust organized on June
                              26, 1992 under the laws of the Commonwealth of Massachusetts. It commenced operations on
                              September 14, 1992. Consults International
                              Portfolio is a diversified, open-end management investment company.

                              As of September 30, 1999, Consults International Portfolio had net assets of $37,688,155.

BUSINESS OF INTERNATIONAL
EQUITY FUND................   International Equity Fund is an unincorporated
                              business trust organized on January 3, 1992 under the laws of the Commonwealth of Massachusetts. The
                              Class C shares of International Equity Fund commenced operations on October 21, 1994.
                              International Equity Fund is a diversified, open-end management investment company.

                              As of September 30, 1999, International Equity Fund had net assets of $240,343,015.

COMPARISON OF THE FUNDS....                 Investment Objectives

                              Consults International Portfolio seeks to provide shareholders with the highest total investment return that is consistent with prudent risk through investment in a diversified international portfolio of equity securities, other than United States equity securities. In other words, Consults International Portfolio tries to choose investments that will provide high current income and that will increase in value, without undue risk. International Equity Fund seeks to provide shareholders with capital appreciation and secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States.

                                             Investment Policies

                              General. Both Funds invest in a diversified portfolio primarily consisting of equity securities of non-U.S companies. Equity securities consist of common stock, preferred stock, securities convertible into common stock, and derivative securities, including options and futures and other instruments, the values of which are indexed or linked to the market values of other equity securities or indices of equity securities.

                              Each Fund normally invests at least 65% of its total assets in equity securities of companies located in at least three countries other than the United States. Consults International Portfolio expects to invest at least 50% of its assets in securities of companies located in Western Europe and the Far East. Consults International Portfolio may also invest in capital markets throughout the world (except in the United States). Although management of Consults International Portfolio anticipates that it will invest primarily in the securities of developed countries, it may also invest in companies in emerging markets. International Equity Fund may also invest in equity securities of companies throughout the world. There are no limits on the geographic allocation of International Equity Fund's investments. Although neither Fund has a limit on the amount of assets it may invest in emerging markets, it can be expected that International Equity Fund will typically invest in companies in emerging markets to a greater extent than Consults International Portfolio. International Equity Fund's management, however, anticipates that a substantial portion of the Fund's investments will be in companies located in the developed countries of Europe and the Far East.

                              In selecting securities, Consults International Portfolio emphasizes those securities that Fund management believes to be undervalued or have good prospects for earnings growth. A company's stock is considered to be undervalued when the stock's current price is less than Fund management believes a share of the company is worth. Fund management will use a flexible investment approach and will vary its policies as to geographic and industry diversification based on its assessment of international economic and market trends. Its evaluation could include the condition and growth potential of various economies and securities markets, currency and taxation considerations and other financial, social, national and political factors.

                              International Equity Fund chooses investments using a "top down" investment style. This means that International Equity Fund chooses investments primarily based on views of general economic and financial trends rather than on individual companies. International Equity Fund seeks to achieve gains principally by allocating its investments to equity markets that will benefit from the economic and financial trends perceived by Fund management and therefore outperform other equity markets. International Equity Fund's management believes such allocation decisions can play a more important role in investment results than other factors. International Equity Fund attempts to identify equity markets with the best potential to outperform other equity markets based on analysis of economic factors such as inflation, commodity prices, the direction of interest rates and currency movements, estimates of growth in industrial output and profits, and government fiscal policies. International Equity Fund's management also uses market technical analysis.

                              International Equity Fund chooses individual securities that will benefit from the economic circumstances anticipated by Fund management or that are representative of a particular equity market. Unlike Consults International Portfolio, which places particular emphasis on those securities that its management believes to be undervalued or have good prospects for earnings growth, International Equity Fund does not depend heavily on security selection techniques involving fundamental analysis of individual companies.


                              Debt Securities. Both Funds may invest in debt securities. International Equity Fund has the ability to invest up to 35% of its assets in non-convertible debt securities. International Equity Fund's investment in non-convertible debt securities will generally be in longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries. International Equity Fund may also invest in non-convertible debt securities for income, but this will not be a focus of the Fund's investments. Both Funds may invest in debt securities that are rated below investment grade, which are commonly known as "junk bonds." Junk bonds are high risk investments that may increase the chances of a Fund losing both income and principal. Junk bonds are generally less liquid and experience more price volatility than higher-rated fixed income securities. International Equity Fund has not invested in such securities to a significant extent. Consults International Portfolio does not intend to, and has not in the past invested in, such securities.

                              Derivatives.  Both Funds may invest in
                              derivatives, including indexed and inverse securities, options, futures and currency forward contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold) or an index such as the Standard & Poor's 500 Index. International Equity Fund may use indexed and inverse securities for hedging purposes only while Consults International Portfolio may use indexed and inverse securities to seek enhanced returns, hedge other positions, or vary portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions. Both Funds may purchase and sell options, futures and forward currency contracts for hedging purposes. In addition, both Funds may write (sell) options on securities to earn income.

                              International Equity Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical. International Equity Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which International Equity Fund is a party would not exceed 5% of the Fund's net assets. Consults International Portfolio may not enter into equity swap agreements. Consults International Portfolio, however, may hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought in exchange for a second currency on a spot basis and sold in exchange for the second currency on a forward basis.


                              Other Policies. Both Funds may invest in repurchase agreements and engage in securities lending. Each Fund may also invest up to 15% of its net assets in illiquid securities. As a temporary measure for defensive purposes or to provide for redemptions, Consults International Portfolio may hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short term securities, including, without limitation, money market securities. International Equity Fund will normally invest a portion of its portfolio in U.S. dollars or short term interest bearing U.S. dollar-denominated securities to provide for possible redemptions. Unlike Consults International Portfolio, which may hold cash or cash equivalents in both U.S. dollars and foreign currencies, International Equity Fund's investments in cash or short term securities will generally be denominated in U.S. dollars. Investments in short term securities can be sold easily and have limited risk of loss but earn only limited returns. Therefore, when a Fund holds these investments, the Fund may not achieve its investment objective.

                              Both Funds are diversified within the meaning of the Investment Company Act. Accordingly, as a fundamental restriction, with respect to 75% of its assets, each Fund may invest no more than 5% of its assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one company. In addition, both Funds have a fundamental policy prohibiting concentration in any one industry. That is, neither Fund may invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government, its agencies and instrumentalities).

                              International Equity Fund believes that the securities currently held in the portfolio of Consults International Portfolio are consistent with the investment objective and policies of International Equity Fund and are not prohibited by the investment restrictions of International Equity Fund.

                              International Equity Fund has no plan or intention to sell or otherwise dispose of any of the assets of Consults International Portfolio acquired in the Reorganization, except for dispositions made in the ordinary course of business.

                                                 Risk Factors

                              For a discussion of the risks of investing in each Fund, see "Risk Factors and Special
                              Considerations."

                                                    Other

                              Advisory and Administration Arrangements and
                              Fees. MLAM serves as the investment adviser for International Equity Fund and MLSIM serves as the investment adviser for Consults International Portfolio pursuant to separate investment advisory agreements (each an "Investment Advisory Agreement"). MLAM is responsible for the management of International Equity Fund's investment portfolio and for providing administrative services to such Fund. MLSIM is responsible for the management of Consults International Portfolio's investment portfolio and the Administrator provides administrative services to such Fund. Except for the administrative services that MLAM also provides to International Equity Fund and certain other minor differences, the Investment Advisory Agreements are substantially similar.

                              Pursuant to the separate Investment Advisory
                              Agreements between each Fund and its investment adviser, each Fund pays its investment adviser a monthly fee at the annual rate of 0.75% of such Fund's average daily net assets. The pro forma effective fee rate of the Combined Fund after taking into account the completion of the Reorganization would be 0.75% of the Combined Fund's average daily net assets.

                              MLAM has retained Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") as sub-adviser to provide investment advisory services to MLAM with respect to International Equity Fund. Pursuant to a sub-advisory agreement between MLAM and MLAM U.K., MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to International Equity Fund pursuant to the Investment Advisory Agreement between MLAM and International Equity Fund.

                              MLSIM has retained MLAM U.K. and Fund Asset
                              Management, L.P. ("FAM") as sub-advisers to Consults International Portfolio. MLAM U.K. provides day-to-day investment advice for Consults International Portfolio and FAM provides investment advisory services with respect to the management of the Fund's cash position. Prior to September 1999, both MLAM U.K. and FAM managed Consults International Portfolio's daily cash position and MLSIM provided investment advisory services with respect to its day-to-day operations. Pursuant to sub-advisory agreements between MLSIM and each of MLAM U.K. and FAM, MLSIM pays MLAM U.K. and FAM a fee for providing investment advisory services to MLSIM with respect to Consults International Portfolio, in an amount to be determined from time to time by MLSIM and MLAM U.K. or FAM, as the case may be, but in no event in excess of the amount MLSIM actually receives for providing services to Consults International Portfolio pursuant to the Investment Advisory Agreement between MLSIM and Consults International Portfolio.

                              Clive D. Lang serves as Portfolio Manager for both Funds. Mr. Lang has been the Portfolio Manager of International Equity Fund since April 1998 and of Consults International Portfolio since September 1999. Mr. Lang has been associated with MLAM U.K. since 1997, and prior to that was the Chief Investment Officer of Panagora Asset Management Limited.

                              The Administrator acts as Consults International Portfolio's administrator under the terms of an administration agreement between the Administrator and Consults International Portfolio (the "Administration Agreement"). Under the Administration Agreement, Consults International Portfolio pays the Administrator a monthly fee equal to 0.25% of the Fund's average daily net assets. In addition, accounting services are provided to Consults International Portfolio by the Administrator and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis. Upon completion of the Reorganization, the Combined Fund will not pay the administrative fees that Consults International Portfolio currently pays to the Administrator under the Administration Agreement. MLAM will continue to perform administrative services for the Combined Fund under the Investment Advisory Agreement between MLAM and International Equity Fund at no additional cost.

                              MLAM, MLSIM, MLAM U.K., FAM and the Administrator are all affiliates of each other.

                              Class Structure. Consults International Portfolio offers one class of shares. International Equity Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. See "Comparison of the Funds -- Purchase, Redemption and Exchange of Shares."

                              Overall Expense Ratio. The overall operating expenses, as a percent of net assets, as of September 30, 1999 was 2.87% for Consults Interna-tional Portfolio and 2.36% for International Equity Fund Class C shares. If the Reorganization had taken place on that date, the overall operating expenses, as a percent of net assets, for Class C shares of Pro Forma International Equity Fund would have been 2.33% as of such date.

                              Purchase of Shares.  Shares of International
                              Equity Fund are offered continuously for sale to the public. Shares of Consults International Portfolio are offered continuously for sale to clients of the Merrill Lynch Consults(R) Service and Merrill Lynch Strategic Portfolio Advisor(SM) Service. Such services will continue to be available to holders of Corresponding Shares upon completion of the Reorganization. For more information regarding the purchase of shares of the Funds and the Merrill Lynch Consults(R) Service and Merrill Lynch Strategic Portfolio Advisor(SM) Service, see "Comparison of the Funds -- Purchase, Redemption and Exchange of Shares."

                              Redemption of Shares. The redemption procedures for shares of International Equity Fund are substantially the same as the redemption procedures for shares of Consults International Portfolio. See "Comparison of the
                              Funds -- Purchase, Redemption and Exchange of Shares -- Redemption of Shares."

                              Dividends. Consults International Portfolio's policies with respect to dividends are substantially the same as those of International Equity Fund. See "Comparison of the
                              Funds -- Dividends."

                              Net Asset Value. Each of Consults International Portfolio and International Equity Fund determines the net asset value of its shares (or each class of its shares in the case of International Equity
                              Fund) once daily Monday through Friday after the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern Time), on each day during which the NYSE is open for trading. Both Funds compute net asset value per share in the same manner. See "Comparison of the Funds -- Additional Information -- Net Asset Value."

                              Tax Considerations.  Consults International
                              Portfolio and International Equity Fund jointly have requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Consults International Portfolio nor International Equity Fund will recognize gain or loss on the transaction, and Consults International Portfolio shareholders will not recognize gain or loss on the exchange of their shares of Consults International Portfolio for Corresponding Shares. The completion of the Reorganization is subject to the receipt of such ruling or an opinion of counsel to the same effect. The Reorganization will not affect the status of International Equity Fund as a regulated investment company. See "The Reorganization -- Tax Consequences of the Reorganization."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Many of the investment risks associated with an investment in International Equity Fund are substantially the same as those associated with an investment in Consults International Portfolio. A discussion of certain principal risks of investing in the Funds is set forth below. See "Investment Risks" in each of the International Equity Fund Prospectus and Consults International Portfolio Prospectus and "Investment Objectives and Policies" in each of the International Equity Fund Statement and Consults International Portfolio Statement for a more detailed discussion of investment risks associated with an investment in the Funds.

STOCK MARKET AND SELECTION RISK

     Stock market risk is the risk that the stock markets in one or more countries in which a Fund invests will go up or down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform stock market indexes or other funds with similar investment objectives and investment strategies.

FOREIGN MARKET RISK

     Since each Fund invests in securities of issuers located outside the United States, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, each Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than the prices of securities traded in the United States. These risks are magnified for investments in emerging markets.

FOREIGN ECONOMY RISK

     The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Funds' ability to purchase or sell foreign securities or transfer the Funds' assets or income back into the United States, or otherwise adversely affect the Funds' operations. Other foreign market risks include the imposition of foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

CURRENCY RISK

     Securities in which the Funds invest are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of each Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for

U.S. investors while a weak U.S. dollar will increase those returns. The Funds, however, may (but are not required to) engage in currency hedging to offset this risk.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS

     Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have investor protection laws comparable to those of the United States. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE UNITED STATES

     The Funds generally hold their foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries may put limits on each Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Funds to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Funds can earn on their investments and typically results in a higher operating expense ratio for the Funds than investment companies invested only in the United States.

SETTLEMENT RISK

     Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Funds to carry out transactions. If the Funds cannot settle or are delayed in settling a purchase of securities, they may miss attractive investment opportunities and certain of their assets may be uninvested with no return earned thereon for some period. If the Funds cannot settle or are delayed in settling a sale of securities, they may lose money if the value of the security then declines or, if they have contracted to sell the security to another party, the Funds could be liable to that party for any losses incurred.

     Transactions effected on behalf of Consults International Portfolio by MLSIM may be subject to Swiss federal transactional taxes of 0.15%. This is not the case with respect to International Equity Fund. In addition, shareholders of either Fund may be subject to the imposition of foreign taxes on income from foreign jurisdictions in which such Fund invests.

EMERGING MARKETS RISK

     Each Fund may invest in emerging market securities, although it can be expected that International Equity Fund will typically invest in securities of emerging market countries to a greater extent than Consults International Portfolio. The risks of foreign investments are usually much greater for emerging markets. Investment in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation, or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S.

investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

     Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

EUROPEAN ECONOMIC AND MONETARY UNION ("EMU")

     Certain European countries have entered into EMU in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU established a single European currency (the "euro"), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro, and are listed, trade and make dividend and other payments only in euros. Although EMU is generally expected to have a beneficial effect, it could negatively affect a Fund in a number of situations, including as follows:

     - If the transition to euro, or EMU as a whole, does not continue to proceed as planned, a Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

     - Withdrawal from EMU by a participating country could also have a negative effect on a Fund's investments, for example if securities redenominated in euros are transferred back into that country's national currency.


     Risks associated with certain types of securities in which a Fund may invest include the risks set forth below.


CONVERTIBLE SECURITIES

     Both Funds may invest in convertible securities. Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible security's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like that of regular debt securities; that is, if market interest rates rise, the value of a convertible security usually falls. Since it is convertible into common stock, the convertible security also has the same types of market and issuer risk as the underlying common stock.

DERIVATIVES

     Derivatives allow the Funds to increase or decrease their risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

          Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

          Currency risk -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

          Leverage risk -- the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

          Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is then worth.

     The Funds may use derivatives for hedging purposes including anticipatory hedges. The Funds may also use written options to earn income. Hedging is a strategy in which a Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced. This risk is known as "correlation risk." There can be no assurance that a Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

INDEXED AND INVERSE SECURITIES

     Both Funds may invest in securities the potential return of which is based on the change in particular measurements of value or interest rate (an "index"). In particular, the Funds may invest in securities the values of which are indexed to the market values of equity securities, indices of equity securities, currencies or currency units. As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of an equity securities index or a basket of equity securities, or based on the relative changes of two equity securities indices. In addition, the Funds may invest in securities whose potential return is inversely related to the change in an index (that is, a security whose value will move in the opposite direction of changes in the index). For example, the Funds may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Funds believe that indexed securities may provide portfolio management flexibility that permits the Funds, to the extent permitted under their prospectuses, to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions. International Equity Fund may invest in indexed and inverse securities for hedging purposes only while Consults International Portfolio may use indexed and inverse securities to seek enhanced returns, hedge other positions or vary portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions. When used for hedging purposes, indexed and inverse securities involve correlation risk.

SWAP AGREEMENTS

     International Equity Fund may enter into equity swap agreements while Consults International Portfolio may not. Consults International Portfolio, however, may hedge portfolio positions through currency swaps. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

DEBT SECURITIES

     Both Funds may invest in debt securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

SOVEREIGN DEBT

     International Equity Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of the reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a governmental entity has not repaid may be collected.


DEPOSITARY RECEIPTS



     International Equity Fund may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts and Global Depositary Receipts each evidence a similar ownership arrangement. International Equity Fund may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States and therefore, there may be less information available regarding such issuers.


REPURCHASE AGREEMENTS; PURCHASE AND SALE CONTRACTS

     Each Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates a Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money.

BORROWING AND LEVERAGE

     Each Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. Certain securities that a Fund buys may create leverage including, for example, options.

SECURITIES LENDING

     Each Fund may lend securities to financial institutions, which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.

ILLIQUID SECURITIES


     Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

RESTRICTED SECURITIES

     Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse non-public information about the issuer, the Fund will not be able to sell the security.

RULE 144A SECURITIES

     Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

                            COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

  International Equity Fund

     The financial information in the table below has been audited in conjunction with the annual audits of the financial statements by Deloitte & Touche LLP, independent auditors.

     The following per share data and ratios have been derived from information provided in International Equity Fund's financial statements.


                                                                                       CLASS C SHARES
                                                           ----------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                     FOR THE YEAR ENDED MAY 31,                 OCTOBER 21, 1994+
                                                           -----------------------------------------------             TO
                                                           1999++       1998++        1997++       1996++         MAY 31, 1995
                                                           ------      --------      --------      -------      -----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period....................   $9.49      $ 12.26       $ 11.65       $ 10.10      $           11.62
                                                           ------      -------       -------       -------      -----------------
Investment income -- net.................................     .03          +++           +++           .05                    .24
Realized and unrealized gain (loss) on investments and
 foreign currency transactions -- net....................    (.19)       (1.02)         1.08          1.50                  (1.09)
                                                           ------      -------       -------       -------      -----------------
Total from investment operations.........................    (.16)       (1.02)         1.08          1.55                   (.85)
                                                           ------      -------       -------       -------      -----------------
Less dividends and distributions:
 Investment income -- net................................      --           --          (.14)           --                   (.13)
 In excess of investment income -- net...................      --           --          (.01)           --                     --
 Realized gain on investments -- net.....................      --         (.92)         (.32)           --                   (.54)
 In excess of realized gain on investments -- net........    (.30)        (.83)           --            --                     --
                                                           ------      -------       -------       -------      -----------------
Total dividends and distributions........................    (.30)       (1.75)         (.47)           --                   (.67)
                                                           ------      -------       -------       -------      -----------------
Net asset value, end of period...........................   $9.03      $  9.49       $ 12.26       $ 11.65      $           10.10
                                                           ======      =======       =======       =======      =================
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................   (1.50%)      (6.96%)        9.71%        15.35%                 (7.36%)#
                                                           ======      =======       =======       =======      =================
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................    2.40%        2.21%         2.15%         2.09%                  2.30%*
                                                           ======      =======       =======       =======      =================
Investment income (loss) -- net..........................     .40%        (.01%)         .04%          .45%                  4.26%*
                                                           ======      =======       =======       =======      =================
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................  $6,328      $14,717       $24,774       $46,985      $          25,822
                                                           ======      =======       =======       =======      =================
Portfolio turnover.......................................  132.43%      107.50%        60.56%        71.86%                 63.95%
                                                           ======      =======       =======       =======      =================


---------------
  * Annualized.

 ** Total investment returns exclude the effects of sales loads.

  + Commencement of operations.

 ++ Based on average shares outstanding.

+++ Amount is less than $.01 per share.

 # Aggregate total investment return.

CONSULTS INTERNATIONAL PORTFOLIO

     The financial information in the table below, except for the six month period ended April 30, 1999 which is unaudited and has been provided by Princeton Administrators, L.P., has been audited in conjunction with the annual audits of the financial statements of Consults International Portfolio by Ernst & Young LLP, independent auditors.

     The following per share data and ratios have been derived from information provided in Consults International Portfolio's financial statements:


                                                         FOR THE SIX
                                                         MONTHS ENDED
                                                          APRIL 30,               FOR THE YEAR ENDED OCTOBER 31,
                                                            1999+       ---------------------------------------------------
                                                         (UNAUDITED)     1998+     1997+      1996+      1995+      1994+
                                                         ------------   -------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $ 11.27      $ 12.37   $  12.09   $  12.28   $  12.83   $  11.74
                                                           -------      -------   --------   --------   --------   --------
Investment income (loss) -- net........................       (.10)         .05        .10       (.05)      (.05)      (.12)
Realized and unrealized gain (loss) on investments and
 foreign currency transactions -- net..................        .95         (.40)       .97        .76       (.18)      1.26
                                                           -------      -------   --------   --------   --------   --------
Total from investment operations.......................        .85         (.35)      1.07        .71       (.23)      1.14
                                                           -------      -------   --------   --------   --------   --------
Less dividends and distributions:
Investment income -- net...............................       (.19)        (.18)        --         --         --         --
In excess of investment income -- net..................         --         (.11)      (.44)      (.44)        --         --
Realized gain on investments -- net....................         --         (.46)      (.35)      (.46)      (.32)      (.05)
                                                           -------      -------   --------   --------   --------   --------
Total dividends and distributions......................       (.19)        (.75)      (.79)      (.90)      (.32)      (.05)
                                                           -------      -------   --------   --------   --------   --------
Net asset value, end of period.........................    $ 11.93      $ 11.27   $  12.37   $  12.09   $  12.28   $  12.83
                                                           =======      =======   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:
Based on net asset value per share.....................       7.63%#      (2.79%)     9.26%      5.93%     (1.68%)     9.74%
                                                           =======      =======   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................       2.86%*       2.70%      2.44%      2.37%      2.35%      2.27%
                                                           =======      =======   ========   ========   ========   ========
Investment income (loss) -- net........................      (1.68%)*       .39%       .84%      (.42%)     (.41%)     (.56%)
                                                           =======      =======   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............    $45,695      $60,442   $107,951   $174,921   $197,077   $272,487
                                                           =======      =======   ========   ========   ========   ========
Portfolio turnover.....................................      29.93%       48.78%     28.62%     38.16%     17.31%     24.64%
                                                           =======      =======   ========   ========   ========   ========


---------------
+ Based on average shares outstanding.

* Annualized.

# Aggregate total investment return.

MANAGEMENT


     Board of Trustees. The Board of Trustees of each of International Equity Fund and Consults International Portfolio consists of seven individuals, five of whom are not "interested persons" as defined in the Investment Company Act. After the Reorganization, the Board of Trustees of International Equity Fund will serve as the Board of Trustees of the Combined Fund. The Board of Trustees of each Fund is responsible for the overall supervision of the operation of such Fund and performs the various duties imposed on the directors or trustees of investment companies by the Investment Company Act. See "Management of the Fund -- Trustees and Officers" in each of the International Equity Fund Statement and Consults International Portfolio Statement.



     Information about the Trustees of International Equity Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     TERRY K. GLENN(59)-(1)(2) -- Executive Vice President of MLAM and FAM (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributor, Inc. since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of the Administrator since 1988.

     DONALD CECIL(72)-(2)(3)(4) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     EDWARD H. MEYER(72)-(2)(3)(4) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of Harman International Industries, Inc. and Ethan Allen Interiors, Inc.



     CHARLES C. REILLY(68)-(2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.



     RICHARD R. WEST(61)-(2)(3) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company), Vornado Operating Company, Inc. and Alexander's, Inc. (real estate company).



     ARTHUR ZEIKEL(67)-(1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of MLAM and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.



     EDWARD D. ZINBARG(64)-(2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

---------------

(1) Interested person, as defined by the Investment Company Act, of each of the Funds.

(2) Such Trustee is a trustee, director or officer of certain other investment companies for which MLAM or FAM acts as the investment adviser or manager.

(3) Member of International Equity Fund's Audit and Nominating Committee (the "Committee"), which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.


(4) Messrs. Cecil and Meyer will retire as Trustees of International Equity Fund effective December 31, 1999.



     Compensation of Trustees. International Equity Fund pays each Trustee who is not an interested person of the Fund (an "Independent Trustee") a fee of $3,500 per year plus $500 per Board meeting attended. International Equity Fund also compensates each member of the Committee, which consists of the Independent Trustees, at a rate of $500 per Committee meeting attended and pays the Chairman of the Committee an additional fee of $250 per Committee meeting attended. In addition, International Equity Fund reimburses each Independent Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. The following table shows the compensation earned by the Independent Trustees for the fiscal year ended May 31, 1999 and the aggregate compensation paid to them from all registered investment companies advised by MLAM and FAM ("MLAM/FAM-Advised Funds"), for the calendar year ended December 31, 1998.

                                                                                                   AGGREGATE
                                                            PENSION OR                            COMPENSATION
                                                       RETIREMENT BENEFITS                     FROM INTERNATIONAL
                                     COMPENSATION       ACCRUED AS PART OF   ESTIMATED ANNUAL   EQUITY FUND AND
                                  FROM INTERNATIONAL   INTERNATIONAL EQUITY   BENEFITS UPON      OTHER MLAM/FAM
  NAME OF INDEPENDENT TRUSTEE        EQUITY FUND          FUND EXPENSES         RETIREMENT      ADVISED FUNDS(1)
  ---------------------------     ------------------   --------------------  ----------------  ------------------
Donald Cecil....................        $8,500                 None                None             $277,808
Edward H. Meyer.................        $7,000                 None                None             $214,558
Charles C. Reilly...............        $7,500                 None                None             $362,858
Richard R. West.................        $7,500                 None                None             $346,125
Edward D. Zinbarg...............        $7,500                 None                None             $133,959

---------------

(1) The Trustees serve on the boards of MLAM/FAM-Advised Funds as follows: Mr. Cecil (35 registered investment companies consisting of 35 portfolios); Mr. Meyer (35 registered investment companies consisting of 35 portfolios); Mr. Reilly (60 registered investment companies consisting of 72 portfolios); Mr. West (62 registered investment companies consisting of 86 portfolios); and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).


     Advisory and Administration Arrangements and Fees. MLAM serves as the investment adviser of International Equity Fund and MLSIM serves as the investment adviser of Consults International Portfolio pursuant to separate investment agreements (each previously defined as an "Investment Advisory Agreement"). MLAM is responsible for the management of International Equity Fund's investment portfolio and for providing administrative services to such Fund. MLSIM is responsible for the management of Consults International Portfolio's investment portfolio and the Administrator provides administrative services to such Fund. Except for the administrative services that MLAM also provides to International Equity Fund and certain other minor differences, the Investment Advisory Agreements are substantially similar.

     Pursuant to the separate Investment Advisory Agreements between each Fund and its investment adviser, each Fund pays its investment adviser a monthly fee at the annual rate of 0.75% of such Fund's average daily net assets. The pro forma effective fee rate of the Combined Fund after taking into account the completion of the Reorganization would be 0.75% of the Combined Fund's average daily net assets.

     MLAM has retained MLAM U.K. as sub-adviser to provide investment advisory services to MLAM with respect to International Equity Fund. Pursuant to a sub-advisory agreement between MLAM and MLAM U.K. with respect to International Equity Fund, MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to International Equity Fund pursuant to the Investment Advisory Agreement between MLAM and International Equity Fund.

     MLSIM has retained MLAM U.K. and FAM as sub-advisers to Consults International Portfolio. MLAM U.K. provides day-to-day investment advice for Consults International Portfolio and FAM provides investment advisory services with respect to the management of the Fund's cash position. Prior to September 1999, both MLAM U.K. and FAM managed Consults International Portfolio's daily cash position and MLSIM provided investment advisory services with respect to its day-to-day operations. Pursuant to sub-advisory agreements between MLSIM and each of MLAM U.K. and FAM, MLSIM pays MLAM U.K. and FAM a fee for providing investment advisory services to MLSIM with respect to Consults International Portfolio, in an amount to be determined from time to time by MLSIM and MLAM U.K. or FAM, as the case may be, but in no event in excess of the amount MLSIM actually receives for providing services to Consults International Portfolio pursuant to the Investment Advisory Agreement between MLSIM and Consults International Portfolio.

     The address of MLAM and FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The address of MLSIM is 18 Rue De Contamines, 1211 Geneva 3, Switzerland. The address of MLAM U.K. is 55 King William Street, P.O. Box 18135, London EC4R 9LA, England. See "Management of the Fund --

Advisory and Administration Arrangements and Fees" in the Consults International Portfolio Statement and "Management of the Fund -- Management and Advisory Arrangements" in the International Equity Fund Statement.


     Clive D. Lang serves as Portfolio Manager for both Funds. Mr. Lang has been the Portfolio Manager of International Equity Fund since April 1998 and of Consults International Portfolio since September 1999. Mr. Lang has been associated with MLAM U.K. since 1997, and prior to that was the Chief Investment Officer of Panagora Asset Management Limited.


     In addition to investment advisory and management services, MLAM provides certain administrative services to International Equity Fund. Such administrative services include the provision of office space, facilities, equipment and necessary personnel for management of the Fund. MLAM does not receive additional compensation for such administrative services under the Investment Advisory Agreement between MLAM and International Equity Fund. The Administrator acts as Consults International Portfolio's administrator under the terms of the Administration Agreement. The Administrator performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of Consults International Portfolio, including maintaining the books and records of the Fund, preparing reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares, and providing the Fund with administrative office facilities. Under the Administration Agreement, Consults International Portfolio pays the Administrator a monthly fee at an annual rate of 0.25% of the Fund's average daily net assets. In addition, accounting services are provided to Consults International Portfolio by the Administrator and to International Equity Fund by MLAM and each Fund reimburses the Administrator or MLAM, as the case may be, for its costs in connection with such services. After the Reorganization, MLAM will continue to perform administrative services for the Combined Fund under the Investment Advisory Agreement between MLAM and International Equity Fund at no additional cost.



     If the Reorganization had taken place on September 30, 1999, as of such date, on a pro forma combined basis, the total operating expenses of Class C shares of International Equity Fund, as a percent of net assets, would have been less than the current operating expenses for Consults International Portfolio. In particular, the Combined Fund would not pay the administrative fees that Consults International Portfolio currently pays to the Administrator under the Administration Agreement. In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Consults International Portfolio shareholders. Accordingly, Fund management believes that the Reorganization is in the best interest of both International Equity Fund and Consults International Portfolio shareholders. See "The Reorganization -- Potential Benefits to Shareholders as a Result of the Reorganization" and "Summary -- Fee Tables."


PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

     Purchase of Shares. Consults International Portfolio offers one class of shares. Shares of Consults International Portfolio are offered for sale to clients of the Merrill Lynch Consults(R) Service and Merrill Lynch Strategic Portfolio Advisor(SM) Service. Merrill Lynch Consults(R) Service offers to assist clients in selecting and retaining, from a roster of managers, one or more professional portfolio managers who generally emphasize investment in United States securities. Merrill Lynch Strategic Portfolio Advisor(SM) Service provides business and individual clients with a comprehensive package of consulting, investment and account services. Consults International Portfolio shareholders do not pay a sales charge when they buy or sell shares of the Fund, but they pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under a distribution plan that the Fund has adopted under Rule 12b-1 under the Investment Company Act. Upon completion of the Reorganization, the services provided under the Merrill Lynch Consults(R) Service and the Merrill Lynch Strategic Portfolio Advisor(SM) Service will continue to be available to holders of Corresponding Shares. In addition, clients of such services will be eligible to purchase additional Class C shares of the Combined Fund with the contingent deferred sales charge applicable thereto being waived.

     International Equity Fund offers four classes of shares, each with its own sales charge and expense structure. Each such share class represents an ownership interest in the same investment portfolio. The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System. For more information on the Merrill Lynch Select Pricing(SM) System, see the International Equity Fund Prospectus.


                              CLASS A               CLASS B               CLASS C               CLASS D
--------------------------------------------------------------------------------------------------------------
Availability            LIMITED TO CERTAIN    GENERALLY AVAILABLE   GENERALLY AVAILABLE   GENERALLY AVAILABLE
                        INVESTORS INCLUDING:  THROUGH MERRILL       THROUGH MERRILL       THROUGH MERRILL
                        - Current Class A     LYNCH. LIMITED        LYNCH. LIMITED        LYNCH. LIMITED
                          shareholders        AVAILABILITY THROUGH  AVAILABILITY THROUGH  AVAILABILITY THROUGH
                        - Certain Retirement  OTHER SECURITIES      OTHER SECURITIES      OTHER SECURITIES
                          Plans               DEALERS.              DEALERS.              DEALERS.
                        - Participants of
                          certain Merrill
                          Lynch-sponsored
                          programs
                        - Certain affiliates
                          of Merrill Lynch
--------------------------------------------------------------------------------------------------------------
Initial Sales Charge    YES. PAYABLE AT TIME  NO. ENTIRE PURCHASE   NO. ENTIRE PURCHASE   YES. PAYABLE AT TIME
                        OF PURCHASE. LOWER    PRICE IS INVESTED IN  PRICE IS INVESTED IN  OF PURCHASE. LOWER
                        SALES CHARGES         SHARES OF THE FUND.   SHARES OF THE FUND.   SALES CHARGES
                        AVAILABLE FOR LARGER                                              AVAILABLE FOR LARGER
                        INVESTMENTS. NO                                                   INVESTMENTS.
                        INITIAL SALES CHARGE
                        FOR PURCHASES OVER
                        $1 MILLION.
--------------------------------------------------------------------------------------------------------------
Deferred Sales Charge   NO. (MAY BE CHARGED   YES. PAYABLE IF YOU   YES. PAYABLE IF YOU   NO. (MAY BE CHARGED
                        FOR PURCHASES OVER    REDEEM WITHIN FOUR    REDEEM WITHIN ONE     FOR PURCHASES OVER
                        $1 MILLION THAT ARE   YEARS OF PURCHASE.    YEAR OF PURCHASE.     $1 MILLION THAT ARE
                        REDEEMED WITHIN ONE                                               REDEEMED WITHIN ONE
                        YEAR.)                                                            YEAR.)
--------------------------------------------------------------------------------------------------------------
Account Maintenance     NO.                   0.25% ACCOUNT         0.25% ACCOUNT         0.25% ACCOUNT
and Distribution Fees                         MAINTENANCE FEE.      MAINTENANCE FEE.      MAINTENANCE FEE. NO
                                              0.75% DISTRIBUTION    0.75% DISTRIBUTION    DISTRIBUTION FEE.
                                              FEE.                  FEE.
--------------------------------------------------------------------------------------------------------------
Conversion to Class D   NO.                   YES, AUTOMATICALLY    NO.                   NO.
shares                                        AFTER APPROXIMATELY
                                              8 YEARS.
--------------------------------------------------------------------------------------------------------------


     If you purchase Class C shares of International Equity Fund, you will not pay an initial sales charge at the time of purchase. Class C shareholders of International Equity Fund will pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of International Equity Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge.


     The deferred sales charge applicable to Class C shares of International Equity Fund will be waived for Corresponding Shares issued to shareholders of Consults International Portfolio in the Reorganization as well as for Class C shares of the Combined Fund acquired through purchases by holders that are clients of the Merrill Lynch Consults(R) Service and Merrill Lynch Strategic Portfolio Advisor(SM) Service.


     The minimum initial investment for International Equity Fund is $1,000 for all accounts except that certain Merrill Lynch fee-based programs have a minimum of $250 and retirement plans have a minimum of $100. The minimums for initial investments and additional purchases in International Equity Fund may be waived under certain circumstances. The minimum investment for additional purchases in International Equity Fund is generally $50, except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums. The minimum initial investment for Consults International Portfolio is $5,000 for all accounts. The minimum investment for additional purchases in Consults International Portfolio is $1,000.


     If you want to purchase shares in either Fund, the price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the NYSE (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently $5.35. It is currently waived for clients of the Merrill Lynch Consults(R) Service and of the Merrill Lynch Strategic Portfolio Advisor(SM) Service and will continue to be waived for such clients after completion of the Reorganization.


     Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., serves as distributor to both Funds.


     Redemption of Shares. If you want to redeem shares in either Fund, the price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer prior to that day's close of business on the NYSE (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Dealers must submit redemption requests to the Fund not more than thirty minutes after the close of business on the NYSE on the day the request was received.



     Securities dealers, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. This fee is currently waived for clients of the Merrill Lynch Consults(R) Service and of Merrill Lynch Strategic Portfolio Advisor(SM) Service and will continue to be waived for such clients after completion of the Reorganization. No processing fee is charged if you redeem shares directly through the Transfer Agent.


     A Fund may reject an order to redeem shares under certain circumstances.


     Generally, if you redeem Class C shares of International Equity Fund within one year after purchase, you will be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge applicable to Class C shares of International Equity Fund may be waived in connection with involuntary termination of an account in which International Equity Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. Corresponding Shares distributed to shareholders of Consults International Portfolio in connection with the Reorganization and Class C shares of the Combined Fund purchased by clients of the Merrill Lynch Consults(R) Service and Merrill Lynch Strategic Portfolio Advisor(SM) Service after the Reorganization will not be subject to any deferred sales charge.



     International Equity Fund offers a systematic withdrawal plan. You can choose to receive systematic payments from your International Equity Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your International Equity Fund shares in a Merrill Lynch CMA(R), CBA(R) or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends and other distributions automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established.



     Consults International Portfolio does not offer a systematic withdrawal plan.

     Exchange of Shares. You can exchange your shares of International Equity Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least fifteen calendar days before you can exchange to another fund.



     Each class of International Equity Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund of which you do not hold Class A shares, you will exchange into Class D shares of such fund.



     Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund ("Summit"). Class B or C shares of International Equity Fund will be exchanged for Class B shares of Summit.



     Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.



     Consults International Portfolio does not offer any exchange privileges.



     Other Shareholder Services and Investment Plans. International Equity Fund offers a number of other shareholder services and investment plans.



PERFORMANCE


     General. The following tables provide performance information for shares of Consults International Portfolio and Class C shares of International Equity Fund, including and excluding in the case of International Equity Fund maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

                        CONSULTS INTERNATIONAL PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURN

                           PERIOD
                           ------
Eleven months ended September 30, 1999+.....................   10.97%
One year ended October 31, 1998.............................   (2.79%)
Five years ended October 31, 1998...........................    3.95%
Inception* through October 31, 1998.........................    5.95%

---------------
+ Aggregate total returns.

 * Consults International Portfolio commenced operations on September 14, 1992.

                           INTERNATIONAL EQUITY FUND
                          AVERAGE ANNUAL TOTAL RETURN

                                                                        CLASS C SHARES
                                                              ----------------------------------
                                                              WITHOUT SALES
                           PERIOD                                CHARGE       WITH SALES CHARGE*
                           ------                             -------------   ------------------
Four months ended September 30, 1999+.......................      11.52%            10.52%
One Year Ended May 31, 1999.................................      (1.50%)           (2.46%)
Inception** through May 31, 1999............................       1.57%             1.57%

---------------
 * Assumes the maximum applicable sales charge. Class C shares of International Equity Fund are subject to a 1.0% contingent deferred sales charge for one year. This charge will not apply to Corresponding Shares issued in the Reorganization or to Class C shares of the Combined Fund purchased by clients of the Merrill Lynch Consults(R) Service or Merrill Lynch Strategic Portfolio Advisor(SM) Service after the Reorganization.

** Class C shares of International Equity Fund commenced operations on October
   21, 1994.

 + Aggregate total returns.

SHAREHOLDER RIGHTS


     Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to a vote of shareholders. In the case of International Equity Fund, shareholders of a class bearing distribution and/or account maintenance expenses shall have exclusive voting rights with respect to matters relating to such distribution and/or account maintenance expenditures (except that Class B shareholders have voting rights with respect to material changes to expenses charged under the Class D distribution plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of a Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. Corresponding Shares will be fully paid and non-assessable and will have no preemptive rights. In the event of a liquidation of International Equity Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders, except for any expenses that may be attributable only to one class.


     Neither Fund intends to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Trustees; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors.

DIVIDENDS

     The current policy of Consults International Portfolio with respect to dividends is the same as the policy of International Equity Fund. It is each Fund's intention to distribute annually its net investment income, if any. In addition, each Fund distributes all net realized capital gains, if any, to shareholders at least annually.

TAX INFORMATION

     The tax consequences associated with investment in shares of Consults International Portfolio are substantially the same as the tax consequences associated with investment in shares of International Equity Fund. See "Dividends, Capital Gains and Taxes" in the Consults International Portfolio Prospectus and "Dividends and Taxes" in the International Equity Fund Prospectus.

PORTFOLIO TRANSACTIONS

     The procedures for engaging in portfolio transactions are generally the same for both Consults International Portfolio and International Equity Fund. For a discussion of these procedures, see "Portfolio

Transactions and Brokerage -- Transactions in Portfolio Securities" in the Consults International Portfolio Statement and "Portfolio Transactions" in the International Equity Fund Statement.

PORTFOLIO TURNOVER

     Neither Fund has placed a limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when, in the opinion of such Fund's investment adviser, the investment considerations warrant such action. The portfolio turnover rates for Consults International Portfolio for its fiscal years ended October 31, 1998 and 1997 were 48.78% and 28.62%, respectively. The portfolio turnover rates for International Equity Fund for its fiscal years ended May 31, 1999 and 1998 were 132.43% and 107.50%, respectively. A high portfolio turnover may result in adverse tax consequences, such as an increase in capital gain dividends. High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Funds.

ADDITIONAL INFORMATION


     Net Asset Value. Each Fund determines the net asset value of its shares (or each class of its shares in the case of International Equity Fund) once daily Monday through Friday after the close of business on the NYSE (generally, 4:00 p.m. Eastern Time), on each day during which the NYSE is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Net asset value is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.



     Shareholder Services. International Equity Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of such Fund. Shareholders of each class of shares of International Equity Fund have an exchange privilege with certain other Select Pricing Funds (funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(sm) System) and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. In addition, shareholders of International Equity Fund may elect to receive systematic withdrawals from, or provide systematic additions to, their investment account. These services as well as the exchange privilege, are not offered to shareholders of Consults International Portfolio. For a description of these shareholder services, see "Shareholder Services" in the International Equity Fund Statement.



     Independent Auditors. Currently Deloitte & Touche LLP serves as the independent auditors of International Equity Fund and Ernst & Young LLP serves as the independent auditors of Consults International Portfolio. If the Reorganization is completed, it is currently anticipated that Deloitte & Touche LLP will serve as the independent auditors of the Pro Forma International Equity Fund. Deloitte & Touche LLP's principal business address is Princeton Forrestal Village, 116-300 Village Blvd., Princeton, New Jersey 08540.


     Custodian. Brown Brothers Harriman & Co. (the "Custodian") acts as the custodian of each of the Funds. The Custodian's principal business address is 40 Water Street, Boston, Massachusetts 02109. If the Reorganization is completed, it is currently anticipated that the Custodian will serve as the custodian of the Combined Fund.

     Transfer Agent. Financial Data Services, Inc. (the "Transfer Agent"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent with respect to each Fund, pursuant to separate transfer agency agreements with each of the Funds. See "Summary -- Fee Tables" above for information on the fee schedule paid to the Transfer Agent by each Fund. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "-- Purchase, Redemption and Exchange of Shares" above and "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the International Equity Fund Prospectus and "How to Buy, Sell and Transfer -- Through the Transfer Agent" in the Consults International Portfolio Prospectus. If the Reorganization is completed, it is currently anticipated that the Transfer Agent will serve as the Transfer Agent of the Combined Fund.



     Capital Stock. Consults International Portfolio has an indefinite number of authorized shares, par value $0.10 per share, divided into two classes, only one of which has shares issued. International Equity Fund has an indefinite number of authorized shares, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D shares. See
"-- Shareholder Rights" above and "General Information -- Description of Shares" in each of the International Equity Fund Statement and the Consults International Portfolio Statement for further discussion of the rights and preferences attributable to shares of International Equity Fund and Consults International Portfolio, respectively. See "Summary -- Fee Tables" above and "Fees and Expenses" in each of the International Equity Fund Prospectus and the Consults International Portfolio Prospectus for further discussion on the expenses attributable to shares of International Equity Fund and Consults International Portfolio.



     Each Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of that Fund and provides for indemnification and reimbursement of expenses out of that Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds themselves would be unable to meet their obligations. Given the nature of the Funds' assets and operations, the possibility of any of the Funds being unable to meet their obligations is remote and, in the opinion of Massachusetts counsel to the Funds, the risk to the Funds' shareholders is remote.



     The Declaration of Trust of each Fund further provides that no Trustee, officer, employee or agent of that Fund is liable to that Fund or to any shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of that Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Funds' property for satisfaction of claims arising in connection with the affairs of each Fund. With the exceptions stated, the Declaration of Trust of each Fund provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of that Fund.


     Shareholder Inquiries. Shareholder inquiries with respect to Consults International Portfolio and International Equity Fund may be addressed to either Fund by telephone at (800) MER-FUND or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                               THE REORGANIZATION

GENERAL

     Under the Agreement and Plan (attached hereto as Exhibit I), International Equity Fund will acquire substantially all of the assets, and assume substantially all of the liabilities, of Consults International Portfolio solely in exchange for an equal aggregate value of Corresponding Shares. Upon receipt by Consults International Portfolio of such Corresponding Shares, Consults International Portfolio will liquidate through a distribution of such Corresponding Shares to Consults International Portfolio shareholders, as described below, and will thereafter terminate its existence as a business trust and deregister as an investment company.


     Generally, the assets transferred by Consults International Portfolio to International Equity Fund will include all investments of Consults International Portfolio held in its portfolio after the close of business on the NYSE on the business day prior to the date on which the Reorganization takes place ("Valuation Time") and all other assets of Consults International Portfolio as of such time.


     Consults International Portfolio will distribute the Corresponding Shares received by it in connection with the Reorganization pro rata to its shareholders in exchange for such shareholders' proportional interests in Consults International Portfolio. The Corresponding Shares received by Consults International Portfolio shareholders will have the same aggregate net asset value as each such shareholder's interest in Consults International Portfolio as of the Valuation Time. See "Terms of the Agreement and Plan -- Valuation of Assets and Liabilities" for information concerning the calculation of net asset value. The distribution will be accomplished by opening new accounts on the books of International Equity Fund in the names of all shareholders of Consults International Portfolio, including shareholders holding Consults International Portfolio shares in certificate form, and transferring to each shareholder's account the Corresponding Shares representing such shareholder's interest previously credited to the account of Consults International Portfolio. Shareholders holding Consults International Portfolio shares in certificate form may receive certificates representing the Corresponding Shares credited to their account in respect of such Consults International Portfolio shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.


     Since the Corresponding Shares will be issued at net asset value and the shares of Consults International Portfolio will be valued at net asset value for the purposes of the exchange by the shareholders of Consults International Portfolio of such shares for the Corresponding Shares, the holders of the shares of Consults International Portfolio will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of Consults International Portfolio would hold a smaller percentage of ownership in International Equity Fund than he or she did in Consults International Portfolio prior to the Reorganization.


PROCEDURE


     On October 26, 1999, the Board of Trustees of Consults International Portfolio, including a majority of the Trustees who are not "interested persons," as defined by the Investment Company Act, unanimously approved the Agreement and Plan and the submission of such Agreement and Plan to Consults International Portfolio shareholders for approval. The Board of Trustees of International Equity Fund, including all of the Trustees who are not interested persons, also unanimously approved the Agreement and Plan on October 20, 1999.


     If the shareholders of Consults International Portfolio approve the Reorganization at the Meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, it is expected that the Reorganization will take place during the first calendar quarter of 2000.

     THE BOARD OF TRUSTEES OF CONSULTS INTERNATIONAL PORTFOLIO RECOMMENDS THAT CONSULTS INTERNATIONAL PORTFOLIO SHAREHOLDERS APPROVE THE AGREEMENT AND PLAN.

TERMS OF THE AGREEMENT AND PLAN

     The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.


     Valuation of Assets and Liabilities. The respective assets and liabilities of Consults International Portfolio and International Equity Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Pricing of Shares -- Determination of Net Asset Value" in the International Equity Fund Statement. Purchase orders for Consults International Portfolio shares which have not been confirmed as of the Valuation Time will be treated as assets of Consults International Portfolio for purposes of the Reorganization; redemption requests with respect to Consults International Portfolio shares that have not settled as of the Valuation Time will be treated as liabilities of Consults International Portfolio for purposes of the Reorganization.



     Distribution of Corresponding Shares. On the date the Reorganization takes place (the "Exchange Date"), International Equity Fund will issue to Consults International Portfolio a number of Corresponding Shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Consults International Portfolio as of the Valuation Time. Consults International Portfolio will then liquidate and distribute the Corresponding Shares received by it pro rata to its shareholders in exchange for such shareholders' proportional interests in Consults International Portfolio. The Corresponding Shares received by a Consults International Portfolio shareholder will have the same aggregate net asset value as such shareholder's interest in Consults International Portfolio as of the Valuation Time.



     Expenses. The expenses of the Reorganization that are directly attributable to each Fund and the conduct of its business will be deducted from the assets of that Fund as of the Exchange Date. These expenses are expected to include the expenses incurred in preparing materials to be distributed to each Fund's Board of Trustees, legal fees incurred in preparing each Fund's Board of Trustees materials, attending each Fund's Board meetings and preparing the minutes thereof, and accounting fees associated with each Fund's financial statements. After the Exchange Date, the Combined Fund shall bear all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation of the Agreement and Plan, the preparation and distribution of the registration statement of which this Proxy Statement and Prospectus is a part, the cost of preparing and filing a ruling request with the IRS, other filing fees, legal and accounting fees, printing costs, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization.


     Required Approvals. The completion of the Reorganization is conditioned upon, among other things, the receipt of certain regulatory approvals. In addition, Consults International Portfolio's Declaration of Trust (as amended to date) requires approval of the Reorganization by the affirmative vote of Consults International Portfolio shareholders representing no less than two-thirds of the total number of votes entitled to be cast thereon.

     Deregistration And Termination. Following the transfer of the assets and liabilities of Consults International Portfolio to International Equity Fund and the distribution of the Corresponding Shares to Consults International Portfolio shareholders, Consults International Portfolio will terminate its registration under the Investment Company Act and its formation under the laws of the Commonwealth of Massachusetts and will withdraw its authority to do business in any state where it is required to do so.

     Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Consults International Portfolio and International Equity Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, the requisite approval of the Reorganization by Consults International Portfolio shareholders, the receipt of a favorable IRS private letter ruling or an opinion of counsel being received as to tax matters, the receipt of opinions of counsel as to certain securities matters and the confirmation by Consults International Portfolio and International Equity Fund of the continuing accuracy of their respective representations and warranties contained in the Agreement and Plan.

     Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by Consults International Portfolio shareholders, prior to the Exchange Date or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Trustees of Consults International Portfolio and International Equity Fund; (ii) by the Board of Trustees of Consults International Portfolio if any condition to Consults International Portfolio's obligations has not been fulfilled or waived by such Trustees; or (iii) by the Board of Trustees of International Equity Fund if any condition to International Equity Fund's obligations has not been fulfilled or waived by such Trustees.

POTENTIAL BENEFITS TO SHAREHOLDERS AS A RESULT OF THE REORGANIZATION

     Fund management and the Board of Trustees of Consults International Portfolio have identified certain potential benefits to shareholders that are likely to result from the Reorganization. First, following the Reorganization, Consults International Portfolio shareholders will remain invested in an open-end fund with a diversified international portfolio of equity securities. In addition, since the net assets of International Equity Fund as of September 30, 1999 were $240,343,015 and will increase by approximately $37,688,155 (the net asset value of Consults International Portfolio as of such date) as a result of the Reorganization, Consults International Portfolio shareholders are likely to benefit from reduced overall operating expenses (on a pro forma basis) as a result of certain economies of scale expected after the Reorganization.

     Specifically, as described above under "Comparison of the Funds -- Management -- Advisory and Administration Arrangements and Fees," after the Reorganization, on a pro forma basis, the Combined Fund will pay an advisory fee to MLAM at the same effective annual rate as currently paid by Consults International Portfolio to MLSIM and International Equity Fund to MLAM. In addition, after the Reorganization it is anticipated that the total operating expenses of the Combined Fund, as a percent of net assets, will be less than the current operating expenses for Consults International Portfolio. In particular, the Combined Fund will not pay the administrative fee that Consults International Portfolio currently pays to the Administrator under the Administration Agreement. See "Summary -- Fee Tables." In addition, certain costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, qualification and registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by shareholders of both Funds. To illustrate certain benefits to both Funds as a result of the Reorganization, including potential economies of scale, on September 30, 1999, the total operating expenses, as a percent of net assets, for Consults International Portfolio shares were 2.87% (based on Fund net assets of approximately $37.7 million) and the total operating expenses, as a percent of net assets, for International Equity Fund Class C shares were 2.36% (based on Class C shares net assets of approximately $8.7 million and total Fund net assets of approximately $240.3 million). If the Reorganization had taken place on that date, the total operating expenses, as a percent of net assets, for the Combined Fund Class C shares on a pro forma basis would have been 2.33% (based on Class C shares net assets of approximately $46.3 million and total Fund net assets of approximately $278.0 million) as of such date.

     The following table sets forth the net assets of Consults International Portfolio, International Equity Fund as a whole and International Equity Fund Class C shares as of the dates indicated.


         CONSULTS INTERNATIONAL PORTFOLIO                            INTERNATIONAL EQUITY FUND
--------------------------------------------------   ---------------------------------------------------------
                               TOTAL NET ASSETS OF                                         TOTAL NET ASSETS OF
                                    CONSULTS                         TOTAL NET ASSETS OF    CLASS C SHARES OF
                                  INTERNATIONAL                         INTERNATIONAL         INTERNATIONAL
DATE                                PORTFOLIO            DATE            EQUITY FUND           EQUITY FUND
----                           -------------------       ----        -------------------   -------------------
As of 10/31/97...............     $107,950,567       As of 5/31/97      $771,635,235           $24,773,943
As of 10/31/98...............     $ 60,441,797       As of 5/31/98      $427,885,916           $14,716,930
As of 4/30/99................     $ 45,695,399       As of 5/31/99      $205,758,540           $ 6,327,941
As of 9/30/99................     $ 37,688,155       As of 9/30/99      $240,343,015           $ 8,660,997


     The table illustrates that, upon completion of the Reorganization, the net assets of International Equity Fund will increase by approximately $37,688,155 (the total net assets of Consults International Portfolio as of

September 30, 1999). Accordingly, since the expenses of the Pro Forma International Equity Fund will be spread over a larger asset base, Fund management anticipates that both Funds are likely to benefit from reduced overall operating expenses (on a pro forma basis) as a result of certain economies of scale expected after the Reorganization.


     Based on the foregoing, the Board of Trustees of Consults International Portfolio concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.

     In approving the Reorganization, the Board of Trustees of both Funds determined that the net asset value of both Funds would not be diluted as a result of the Reorganization. See "The Reorganization -- General."

TAX CONSEQUENCES OF THE REORGANIZATION

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Consults International Portfolio and International Equity Fund have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the Reorganization, as described herein, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and Consults International Portfolio and International Equity Fund will each be deemed a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by a shareholder of Consults International Portfolio upon the receipt of Corresponding Shares in the Reorganization solely in exchange for their shares of Consults International Portfolio; (iii) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares received by a shareholder of Consults International Portfolio in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Consults International Portfolio surrendered in exchange;
(iv) in accordance with Section 1223(1) of the Code, the holding period of the Corresponding Shares received by a shareholder of Consults International Portfolio in the Reorganization will include the holding period of the shares of Consults International Portfolio immediately prior to the Reorganization (provided that at the time of the Reorganization the shares of Consults International Portfolio were held as capital assets); (v) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by Consults International Portfolio on the acquisition of substantially all of the assets, and assumption of substantially all of the liabilities, of Consults International Portfolio by International Equity Fund solely in exchange for the Corresponding Shares or on the distribution of the Corresponding Shares to Consults International Portfolio shareholders; (vi) under Section 1032 of the Code, no gain or loss will be recognized by International Equity Fund on the exchange of its shares for Consults International Portfolio assets; (vii) in accordance with Section 362(b) of the Code, the tax basis of the assets of Consults International Portfolio in the hands of International Equity Fund will be the same as the tax basis of such assets in the hands of Consults International Portfolio immediately prior to the Reorganization; (viii) in accordance with Section 1223(2) of the Code, the holding period of the transferred assets in the hands of International Equity Fund will include the holding period of such assets in the hands of Consults International Portfolio; and (ix) the taxable year of Consults International Portfolio will end on the effective date of the Reorganization and pursuant to
Section 381(a) of the Code and regulations thereunder, International Equity Fund will succeed to and take into account certain tax attributes of Consults International Portfolio, such as earnings and profits and capital loss carryovers. If the IRS does not issue a favorable private letter ruling in advance of the selected closing date, the Funds may proceed with the closing of the Reorganization upon receipt of an opinion of counsel regarding the tax matters covered by the ruling request.

     To the extent International Equity Fund has unrealized capital gains at the time of the Reorganization, Consults International Portfolio shareholders may incur taxable gains in the year that International Equity Fund realizes and distributes those gains. This will be true notwithstanding that the unrealized gains were reflected in the price of International Equity Fund shares at the time they were exchanged for assets of Consults International Portfolio in the Reorganization. Conversely, shareholders of International Equity Fund will share in unrealized capital gains of Consults International Portfolio after the Reorganization and bear a tax consequence on the subsequent realization of such gains. Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state, local and other tax consequences of the Reorganization.

     Status as a Regulated Investment Company. Both Consults International Portfolio and International Equity Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, International Equity Fund intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation of Consults International Portfolio and distribution of the Corresponding Shares to Consults International Portfolio shareholders, Consults International Portfolio will terminate its registration under the Investment Company Act and its existence as a business trust under the laws of the Commonwealth of Massachusetts and will withdraw its authority to do business in any state where it is required to do so.

CAPITALIZATION


     The following table sets forth as of May 31, 1999: (i) the capitalization of International Equity Fund as a whole, (ii) the capitalization of Class C shares of International Equity Fund, (iii) the capitalization of Consults International Portfolio, (iv) the capitalization of the Pro Forma International Equity Fund, as adjusted to give effect to the Reorganization, and (v) the capitalization of Class C shares of the Pro Forma International Equity Fund, as adjusted to give effect to the Reorganization.



  CAPITALIZATION OF INTERNATIONAL EQUITY FUND (AS A WHOLE), CLASS C SHARES OF
          INTERNATIONAL EQUITY FUND, CONSULTS INTERNATIONAL PORTFOLIO,
 THE PRO FORMA INTERNATIONAL EQUITY FUND (AS A WHOLE) AND CLASS C SHARES OF THE
    PRO FORMA INTERNATIONAL EQUITY FUND, EACH AS OF MAY 31, 1999 (UNAUDITED)



                                                                               PRO FORMA        PRO FORMA
                            INTERNATIONAL   INTERNATIONAL      CONSULTS      INTERNATIONAL    INTERNATIONAL
                             EQUITY FUND     EQUITY FUND     INTERNATIONAL    EQUITY FUND      EQUITY FUND
                             AS A WHOLE     CLASS C SHARES     PORTFOLIO      AS A WHOLE     CLASS C SHARES*
                            -------------   --------------   -------------   -------------   ---------------
TOTAL NET ASSETS..........  $205,758,540      $6,327,941      $42,135,173    $245,535,112      $46,225,188
SHARES OUTSTANDING........    22,444,618         700,487        3,670,926      26,861,098        5,116,967
  NET ASSET VALUE PER
     SHARE................            **      $     9.03      $     11.48              **      $      9.03


---------------
 * Total Net Assets and Net Asset Value Per Share include the aggregate value of Consults International Portfolio's net assets that would have been transferred to International Equity Fund had the Reorganization been consummated on May 31, 1999. Assumes accrual of estimated Reorganization expenses of $150,000 and distribution of undistributed net investment income of $212,506 for Consults International Portfolio and undistributed realized capital gains of $2,025,870 for Consults International Portfolio. No assurance can be given as to how many Corresponding Shares will be issued on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of Corresponding Shares that actually will be issued on or after such date.

** International Equity Fund calculates, and the Pro Forma International Equity
   Fund will calculate after completion of the Reorganization, Net Asset Value Per Share for each class separately and not for the Fund as a whole.


                       INFORMATION CONCERNING THE MEETING

DATE, TIME AND PLACE OF MEETING

     The Meeting will be held on January 20, 2000, at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m., Eastern Time.

SOLICITATION, REVOCATION AND USE OF PROXIES

     A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Consults International Portfolio. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

     All shares represented by properly executed proxies received at or prior to the Meeting, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan.

     It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES


     Only holders of record of shares of Consults International Portfolio at the close of business on November 30, 1999 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 2,894,224,537 shares of Consults International Portfolio issued and outstanding and entitled to vote.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF CONSULTS INTERNATIONAL PORTFOLIO AND INTERNATIONAL EQUITY FUND


     To the knowledge of Consults International Portfolio, as of the Record Date, no person or entity owned beneficially or of record 5% or more of shares of Consults International Portfolio.



     At the Record Date, the Trustees and officers of Consults International Portfolio as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of Consults International Portfolio and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.



     To the knowledge of International Equity Fund, as of the Record Date, no person or entity owned beneficially or of record 5% or more of any class of shares of International Equity Fund or of all classes of International Equity Fund shares in the aggregate.



     As of the Record Date, the Trustees and officers of International Equity Fund as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of International Equity Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.


VOTING RIGHTS AND REQUIRED VOTE

     Each share of Consults International Portfolio is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of Consults International Portfolio shareholders representing not less than two-thirds of the total votes entitled to be cast thereon.

     Broker-dealer firms, including Merrill Lynch, holding shares of Consults International Portfolio in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan. Consults International Portfolio will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Properly executed proxies that are returned but that are marked "abstain" or broker non-votes will be counted as present for the purposes of determining a quorum. Since approval of the Agreement and Plan requires the affirmative vote of shareholders representing no less than two-thirds of the outstanding shares of Consults International Portfolio, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

     A quorum for purposes of the Meeting consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Consults International Portfolio's shareholders is not present or if a quorum is present but sufficient votes to approve or disapprove the Agreement and Plan are not received from the shareholders of Consults International Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of Consults International Portfolio present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of Consults International Portfolio.


                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by International Equity Fund and Consults International Portfolio pro rata according to the aggregate net assets of each Fund's portfolio on the date of Reorganization. Such expenses are currently estimated to be approximately $150,000 in the aggregate.

     Consults International Portfolio will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Consults International Portfolio and will reimburse certain persons that Consults International Portfolio may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Consults International Portfolio.


     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Consults International Portfolio. Consults International Portfolio has retained Shareholder Communications Corporation, 17 State Street, 27th Floor, New York, New York 10004, to aid in the solicitation of proxies at a cost to be borne by Consults International Portfolio estimated not to exceed $5,000, plus out-of-pocket expenses.


     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which Consults International Portfolio and International Equity Fund, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Consults International Portfolio and International Equity Fund are both subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the Commission. Proxy material, reports and other information filed by Consults International Portfolio and International Equity Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the International Equity Fund Prospectus, the Consults International Portfolio Prospectus, the International Equity Fund Statement, the Consults International Portfolio Statement, other material incorporated by reference and other information regarding the Funds.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which Consults International Portfolio or International Equity Fund is a party.

                                 LEGAL OPINIONS


     Certain legal matters in connection with the Reorganization will be passed upon for Consults International Portfolio by Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York and for International Equity Fund by Brown & Wood LLP, One World Trade Center, New York, New York. Both firms will rely as to matters of Massachusetts law on the opinion of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts.


                                    EXPERTS

     Ernst & Young LLP, independent auditors, have audited the financial statements and financial highlights of Consults International Portfolio as of October 31, 1998, as set forth in their report, which is incorporated by reference in this Proxy Statement and Prospectus and elsewhere in the registration statement. The financial statements and financial highlights of Consults International Portfolio are incorporated by reference in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 99 Wood Avenue South, Iselin, New Jersey 08830.


     The financial statements of International Equity Fund for the fiscal year ended May 31, 1999 and the financial highlights for each of the years in the five-year period then ended which are incorporated by reference in this Proxy Statement and Prospectus and the financial highlights for Class C shares included in this Proxy Statement and Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon incorporated herein by reference, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is Princeton Forrestal Village, 116-300 Village Blvd., Princeton, New Jersey 08540.


                             SHAREHOLDER PROPOSALS


     A shareholder proposal intended to be presented at any subsequent meeting of shareholders of Consults International Portfolio must be received by Consults International Portfolio in a reasonable time before the Board of Trustees' solicitation relating to such meeting is to be made in order to be considered in Consults International Portfolio's proxy statement and form of proxy relating to the meeting.


                                          By Order of the Board of Trustees,

                                          ROBERT HARRIS
                                          Secretary, Merrill Lynch Consults
                                          International
                                               Portfolio

                                                                       EXHIBIT I

                      AGREEMENT AND PLAN OF REORGANIZATION

                                 BY AND BETWEEN

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

                                      AND

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND

                          DATED AS OF OCTOBER 27, 1999

                               TABLE OF CONTENTS

                                                              PAGE NO.
                                                              --------
EXHIBIT I...................................................     I-1
1.  DEFINED TERMS; SECTIONS AND EXHIBITS; MISCELLANEOUS
    TERMS...................................................     I-1
2.  THE REORGANIZATION......................................     I-3
     a.   Transfer of Assets................................     I-3
     b.   Assumption of Liabilities.........................     I-3
     c.   Issuance and Valuation of Corresponding Shares in
          the Reorganization................................     I-3
     d.   Distribution of Corresponding Shares to CIP
          Shareholders......................................     I-3
     e.   Interest; Proceeds................................     I-4
     f.   Valuation Time....................................     I-4
     g.   Evidence of Transfer..............................     I-4
     h.   Termination and Deregistration....................     I-4
3.  REPRESENTATIONS AND WARRANTIES OF CIP...................     I-4
     a.   Formation and Qualification.......................     I-4
     b.   Licenses..........................................     I-4
     c.   Authority.........................................     I-4
     d.   Financial Statements..............................     I-5
     e.   Semi-Annual Report to Shareholders................     I-5
     f.   Prospectus and Statement of Additional
          Information.......................................     I-5
     g.   Litigation........................................     I-5
     h.   Material Contracts................................     I-5
     i.   No Conflict.......................................     I-5
     j.   Undisclosed Liabilities...........................     I-5
     k.   Taxes.............................................     I-5
     l.   Assets............................................     I-5
     m.   Consents..........................................     I-6
     n.   N-14 Registration Statement.......................     I-6
     o.   Capitalization....................................     I-6
     p.   Books and Records.................................     I-6
4.  REPRESENTATIONS AND WARRANTIES OF IEF...................     I-6
     a.   Formation and Qualification.......................     I-6
     b.   Licenses..........................................     I-6
     c.   Authority.........................................     I-7
     d.   Financial Statements..............................     I-7
     e.   Prospectus and Statement of Additional
          Information.......................................     I-8
     f.   Litigation........................................     I-7
     g.   Material Contracts................................     I-7
     h.   No Conflict.......................................     I-7
     i.   Undisclosed Liabilities...........................     I-7
     j.   Taxes.............................................     I-7
     k.   Consents..........................................     I-7
     l.   N-14 Registration Statement.......................     I-8
     m.   Capitalization....................................     I-8
     n.   Corresponding Shares..............................     I-8
5.  COVENANTS OF CIP AND IEF................................     I-8
     a.   Special Shareholders' Meeting.....................     I-8
     b.   Unaudited Financial Statements....................     I-8
     c.   Share Ledger Records of IEF.......................     I-9
     d.   Conduct of Business...............................     I-9

                                                              PAGE NO.
                                                              --------
     e.   Termination and Deregistration of CIP.............     I-9
     f.   Filing of N-14 Registration Statement.............     I-9
     g.   Material Contracts................................     I-9
     h.   Prohibited Assets.................................     I-9
     i.   Corresponding Shares..............................     I-9
     j.   Tax Returns.......................................     I-9
     k.   Combined Proxy Statement and Prospectus Mailing...    I-10
     l.   Confirmations of Tax Basis........................    I-10
     m.   Shareholder List..................................    I-10
     n.   IEF's Continued Existence.........................    I-10
6.  EXCHANGE DATE...........................................    I-10
7.  CIP CONDITIONS..........................................    I-10
     a.   Representations and Warranties....................    I-10
     b.   Performance.......................................    I-10
     c.   Shareholder Approval..............................    I-10
     d.   Approval of Board of Trustees of IEF..............    I-11
     e.   Deliveries by IEF.................................    I-11
     f.   No Adverse Change.................................    I-13
     g.   Absence of Litigation.............................    I-13
     h.   Proceedings and Documents.........................    I-13
     i.   N-14 Registration Statement.......................    I-13
     j.   Accountants' Letters..............................    I-13
     k.   Compliance with Laws; No Adverse Action or
          Decision..........................................    I-13
     l.   Commission Orders or Interpretations..............    I-14
8.  IEF CONDITIONS..........................................    I-14
     a.   Representations and Warranties....................    I-14
     b.   Performance.......................................    I-14
     c.   Shareholder Approval..............................    I-14
     d.   Approval of Board of Trustees of CIP..............    I-14
     e.   Deliveries by CIP.................................    I-14
     f.   No Adverse Change.................................    I-16
     g.   Absence of Litigation.............................    I-16
     h.   Proceedings and Documents.........................    I-16
     i.   N-14 Registration Statement.......................    I-16
     j.   Accountants' Letters..............................    I-16
     k.   Compliance with Laws; No Adverse Action or
          Decision..........................................    I-16
     l.   Commission Orders or Interpretations..............    I-16
     m.   Assets............................................    I-17
     n.   Letter Regarding Tax Returns......................    I-17
     o.   Dividends.........................................    I-17
9.  TERMINATION, POSTPONEMENT AND WAIVERS...................    I-17
     a.   Termination of Agreement..........................    I-17
     b.   Commission Order..................................    I-18
     c.   Effect of Termination.............................    I-18
     d.   Waivers; Non-Material Changes.....................    I-18
10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
    INDEMNIFICATION.........................................    I-18
     b.   Indemnification Obligations of CIP................    I-18
     c.   Indemnification Obligations of IEF................    I-19
     d.   Indemnification Procedure.........................    I-19

                                                              PAGE NO.
                                                              --------
11. OTHER MATTERS...........................................    I-19
     a.   Legend............................................    I-19
     b.   Materiality.......................................    I-20
     c.   Further Assurances................................    I-20
     d.   Notices...........................................    I-20
     e.   Entire Agreement..................................    I-20
     f.   Amendment.........................................    I-20
     g.   Governing Law.....................................    I-20
     h.   Assignment........................................    I-21
     i.   Fees and Expenses.................................    I-21
     j.   Severability......................................    I-21
     k.   Headings..........................................    I-21
     l.   Counterparts......................................    I-21
     m.   Personal Liability................................    I-21

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 27(th) day of October, 1999, by and between MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO, a Massachusetts business trust ("CIP"), and MERRILL LYNCH INTERNATIONAL EQUITY FUND, a Massachusetts business trust ("IEF").

                             PLAN OF REORGANIZATION

     The reorganization will consist of (i) the acquisition of the Assets (as defined herein), and assumption of the Assumed Liabilities (as defined herein), by IEF solely in exchange for an aggregate value of Class C shares of IEF, with a par value of $.10 per share (the "Corresponding Shares"), equal to the net asset value of the Assets determined in accordance with Section 2(c) hereof,
(ii) the subsequent distribution by CIP of the Corresponding Shares to its shareholders in exchange for such shareholders' respective shares of CIP in liquidation of CIP, and (iii) the deregistration and termination of CIP, all upon and subject to the terms hereinafter set forth (the "Reorganization"). The aggregate net asset value of the Corresponding Shares to be received by each shareholder of CIP will equal the aggregate net asset value of the CIP shares owned by such shareholder at the Valuation Time. It is intended that the Reorganization described herein shall be a reorganization within the meaning of
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the liquidation of CIP pursuant to the Reorganization, CIP shall be terminated in accordance with the laws of the Commonwealth of Massachusetts and shall terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act").

                                   AGREEMENT

     NOW, THEREFORE, in order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, CIP and IEF hereby agree as follows:

1. DEFINED TERMS; SECTIONS AND EXHIBITS; MISCELLANEOUS TERMS.

     a. Definitions. As used herein the following terms have the following respective meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          "Agreement" has the meaning ascribed thereto in the introduction hereof.

          "Assets" has the meaning ascribed thereto in Section 2(a) hereof.

          "Assumed Liabilities" has the meaning ascribed thereto in Section 2(b) hereof.

          "CIP" has the meaning ascribed thereto in the introduction hereof.

          "CIP Declaration" has the meaning ascribed hereto in Section 11(m)(i) hereof.

          "CIP Prospectus" shall mean the prospectus of CIP dated as of February 27, 1999, as amended or supplemented.

          "CIP Statement of Additional Information" shall mean the statement of additional information of CIP dated as of February 27, 1999, as amended or supplemented.

          "Code" has the meaning ascribed thereto in the first paragraph under the heading "Plan of Reorganization" hereof.

          "Commission" shall mean the Securities and Exchange Commission.

          "Corresponding Shares" has the meaning ascribed thereto in the first paragraph under the heading "Plan of Reorganization" hereof.

          "Exchange Act" has the meaning ascribed thereto in Section 3(m) hereof.

          "Exchange Date" has the meaning ascribed thereto in Section 6 hereof.

          "Governmental Authority" shall mean any governmental or quasi-governmental authority including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, arbitral body, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

          "IEF" has the meaning ascribed thereto in the introduction hereof.


          "IEF Declaration" has the meaning ascribed thereto in Section 11(m)(ii) hereof.


          "IEF Prospectus" shall mean the prospectus of IEF dated as of September 29, 1999, as amended or supplemented.

          "IEF Statement of Additional Information" shall mean the statement of additional information of IEF dated as of September 29, 1999, as amended or supplemented.

          "Indemnified Party" has the meaning ascribed thereto in Section 10(b) hereof.

          "Indemnifying Party" has the meaning ascribed thereto in Section 10(b) hereof.

          "Investment Company Act" has the meaning ascribed thereto in the introduction hereof.


          "Investments" shall mean, with respect to each Person, (i) the investments of such Person shown on the schedule of its investments as of the date set forth therein; and (ii) all other assets owned by such Person or liabilities incurred as of such date.


          "Licenses" has the meaning ascribed thereto in Section 3(b) hereof.

          "Lien" shall mean any security agreement, financing statement (whether or not filed), mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance, restriction, deed of trust, indenture, option, limitation, exception to or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, lease, consignment, or bailment given for security purposes, trust receipt or other title retention agreement with respect to any property or asset of such Person, whether direct, indirect, accrued or contingent.

          "Losses" has the meaning ascribed thereto in Section 10(b) hereof.

          "Material Adverse Effect" shall mean, with respect to any Person, any event, circumstance or condition that, individually or when aggregated with all other similar events, circumstances or conditions could reasonably be expected to have, or has had, a material adverse effect on: (i) the business, property, operations, condition (financial or otherwise), results of operations or prospects of such Person or (ii) the ability of such Person to consummate the transactions contemplated hereunder in the manner contemplated hereby, other than, in each case, any change relating to the economy or securities markets in general.

          "MLAM" shall have the meaning ascribed thereto in Section 5(j) hereof.

          "N-14 Registration Statement" has the meaning ascribed thereto in
     Section 3(n) hereof.

          "Permitted Liens" shall mean, with respect to any Person, any Lien arising by reason of (i) taxes, assessments, governmental charges or claims that are either not yet delinquent, or being contested in good faith for which adequate reserves have been recorded, (ii) the Federal or state securities laws, and (iii) imperfections of title or encumbrances as do not materially detract from the value or use of the Assets or materially affect title thereto.

          "Person" any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

          "Prohibited Assets" has the meaning ascribed thereto in Section 2(a) hereof.

          "Reorganization" has the meaning ascribed thereto in the first paragraph under the heading "Plan of Reorganization" hereof.

          "RICs" has the meaning ascribed thereto in Section 3(b) hereof.

          "Ruling" has the meaning ascribed thereto in Section 7(e)(v) hereof.

          "Securities Act" has the meaning ascribed thereto in Section 2(h) hereof.

          "SBSF" has the meaning ascribed thereto in Section 6 hereof.

          "Valuation Time" has the meaning ascribed thereto in Section 2(f) hereof.

     b. Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class. The use of any gender shall be applicable to all genders.


     c. Sections, Exhibits and Schedules. References in this Agreement to Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of and to this Agreement. The Exhibits and Schedules to this Agreement are hereby incorporated herein by this reference as if fully set forth herein.


     d. Miscellaneous Terms. The term "or" shall not be exclusive. The terms "herein," "hereof," "hereto," "hereunder" and other terms similar to such terms shall refer to this Agreement as a whole and not merely to the specific article, section, paragraph or clause where such terms may appear. The term "including" shall mean "including, but not limited to."

2. THE REORGANIZATION.

     a. Transfer of Assets. Subject to receiving the requisite approval of the shareholders of CIP, and to the other terms and conditions contained herein, on the Exchange Date, CIP shall convey, transfer and deliver to IEF, and IEF shall purchase, acquire and accept from CIP, free and clear of all Liens (other than Permitted Liens), substantially all of the assets (including interest accrued as of the Valuation Time on debt instruments) of CIP (such assets (excluding the Prohibited Assets) are collectively referred to herein as the "Assets"). Notwithstanding anything to the contrary in this Agreement, CIP shall retain and shall not convey, transfer or deliver to IEF, and IEF shall not purchase, acquire or accept any Assets that IEF advises CIP in writing, in accordance with
Section 5(h) hereof, it is not permitted, or IEF reasonably believes to be unsuitable for it, to acquire (collectively, the "Prohibited Assets").

     b. Assumption of Liabilities. Subject to receiving the requisite approval of the shareholders of CIP, and to the other terms and conditions contained herein, on the Exchange Date, IEF will assume and agree to pay, perform and discharge when due substantially all of the obligations and liabilities of CIP then existing, whether absolute, accrued, contingent or otherwise (collectively, the "Assumed Liabilities"); provided, that recourse for such liabilities will be limited to the net Assets of CIP acquired by IEF hereunder.

     c. Issuance and Valuation of Corresponding Shares in the Reorganization. Full Corresponding Shares, and to the extent necessary, a fractional Corresponding Share, of an aggregate net asset value equal to the net asset value of the Assets acquired by IEF hereunder, determined as hereinafter provided shall be issued by IEF to CIP in exchange for the Assets. The net asset value of each of CIP and IEF shall be determined in accordance with the procedures described in the IEF Statement of Additional Information as of the Valuation Time. Such valuation and determination shall be made by IEF in cooperation with CIP. IEF shall issue its Corresponding Shares to CIP in one certificate or share deposit receipt registered in the name of CIP.

     d. Distribution of Corresponding Shares to CIP Shareholders. Pursuant to this Agreement, as soon as practicable after the Valuation Time, CIP will distribute all Corresponding Shares received by it from IEF in connection with the Reorganization to its shareholders in exchange for their corresponding CIP shares. Such distribution shall be accomplished by the opening of shareholder accounts on the share ledger records of IEF in the amounts due the shareholders of CIP based on their respective holdings in CIP as of the Valuation Time and the delivery by CIP of the certificate or share deposit receipt evidencing the Corresponding Shares received by it from IEF hereunder to Financial Data Services, Inc., as the transfer agent.

     e. Interest; Proceeds. CIP will pay or cause to be paid to IEF any interest or proceeds it receives on or after the Exchange Date with respect to the Assets.


     f. Valuation Time. The Valuation Time shall be after the close of the New York Stock Exchange (approximately 4:00 p.m. New York Time) on March 3, 2000, or such earlier or later day and time as may be mutually agreed upon between the parties hereto (the "Valuation Time").



     g. Evidence of Transfer. IEF and CIP will jointly file any instrument as may be required by the Commonwealth of Massachusetts to effect the transfer of the Assets to, and the assumption of the Assumed Liabilities by, IEF.


     h. Termination and Deregistration. CIP's existence as a Massachusetts business trust will be terminated as soon as practicable following the Exchange Date by making any required filings with the Commonwealth of Massachusetts. As soon as practicable following the Exchange Date, CIP also will take the steps necessary to terminate its status as a registered investment company under the Investment Company Act and will terminate registration of its securities under the Securities Act of 1933, as amended (the "Securities Act").

3. REPRESENTATIONS AND WARRANTIES OF CIP.

     CIP represents and warrants to IEF as follows:


     a. Formation and Qualification. CIP is a trust with transferable shares duly formed, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has all requisite power and authority to own all of its properties or assets and carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign trust with transferable shares to do business and is in good standing in each jurisdiction in which the ownership of its properties or assets or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect on CIP.


     b. Licenses. CIP holds all permits, consents, registrations, certificates, authorizations and other approvals (collectively, "Licenses") required for the conduct of its business as now being conducted; all such Licenses are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses will be affected by the consummation of the transactions contemplated by this Agreement in a manner that would have a Material Adverse Effect on CIP. CIP is duly registered under the Investment Company Act as a diversified, open-end management investment company (File No. 811-6725), and such registration has not been revoked or rescinded and is in full force and effect. CIP has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the liquidation of CIP.

     c. Authority. CIP has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of CIP and no other proceedings on the part of CIP are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, except for the approval of CIP shareholders as provided in
Section 7(c) hereof. This Agreement has been duly and validly executed by CIP and, subject to receipt of the requisite shareholder approval, this Agreement constitutes a legal, valid and binding obligation of CIP enforceable against CIP in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.


     d. Financial Statements. IEF has been furnished with an accurate, correct and complete statement of assets and liabilities and a schedule of Investments of CIP, each as of October 31, 1998, said financial statements having been examined by Ernst & Young LLP, independent public accountants. Such examined financial statements fairly present in all material respects the financial position of CIP as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.


     e. Semi-Annual Report to Shareholders. IEF has been furnished with CIP's Semi-Annual Report to Shareholders for the six months ended April 30, 1999, and the unaudited financial statements appearing therein fairly present in all material respects the financial position of CIP as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     f. Prospectus and Statement of Additional Information. IEF has been furnished with the CIP Prospectus and the CIP Statement of Additional Information, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     g. Litigation. There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of CIP, threatened against CIP that could reasonably be expected to have a Material Adverse Effect on CIP. CIP is not charged with or, to its knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on CIP.

     h. Material Contracts. There are no material contracts outstanding to which CIP is a party that have not been disclosed in the N-14 Registration Statement, the CIP Prospectus, the CIP Statement of Additional Information or which will not otherwise be disclosed to IEF prior to the Valuation Time.

     i. No Conflict. The execution and delivery of this Agreement by CIP and the consummation of the transactions contemplated hereby will not contravene or constitute a default under or violation of (i) the Declaration of Trust or by-laws of CIP, each as amended and in effect as of the date hereof, (ii) any agreement or contract (or require the consent of any Person under any agreement or contract that has not been obtained) to which CIP is a party or to which its assets or properties are subject, or (iii) any judgment, injunction, order or decree, or other instrument binding upon CIP or any of its assets or properties, except where such contravention, default or violation would not have a Material Adverse Effect on CIP.

     j. Undisclosed Liabilities. To CIP's knowledge, CIP has no material liabilities, contingent or otherwise, other than those shown on CIP's statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since April 30, 1999, and those incurred in connection with the Reorganization.

     k. Taxes. CIP has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of CIP have been adequately provided for on its books, and no tax deficiency or liability of CIP has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

     l. Assets. CIP has good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens. CIP is the direct sole and exclusive owner of the Assets. At the Exchange Date, upon consummation of the transactions contemplated hereby, IEF will have good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens.

     m. Consents. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by CIP of the Reorganization, except for (i) such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico), (ii) the approval of not less than two-thirds of the shareholders of CIP entitled to vote thereon, and (iii) the approval of a majority of the members of the Board of Trustees of CIP.

     n. N-14 Registration Statement. The registration statement filed, or to be filed, by IEF on Form N-14 relating to the Corresponding Shares to be issued pursuant to this Agreement, which includes the proxy statement of CIP and the prospectus of IEF with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 5(a) hereof and on the Exchange Date, insofar as it relates to CIP (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by CIP for use in the N-14 Registration Statement as provided in
Section 5(f) hereof.


     o. Capitalization. CIP is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of two different classes. As of the date hereof, CIP has 2,999,381.151 shares of a single class issued and outstanding. All issued and outstanding shares of CIP are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except for in connection with any automatic dividend reinvestment plan available to CIP shareholders, there are no options, warrants, subscriptions, calls or other rights, agreements or commitments obligating CIP to issue any of its shares or securities convertible into its shares.


     p. Books and Records. The books and records of CIP made available to IEF and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of CIP.

4. REPRESENTATIONS AND WARRANTIES OF IEF.

     IEF represents and warrants to CIP as follows:


     a. Formation and Qualification. IEF is a trust with transferable shares duly formed, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has all requisite power and authority to own all of its properties or assets and carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign trust with transferable shares to do business and is in good standing in each jurisdiction in which the ownership of its properties or assets or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect on IEF.


     b. Licenses. IEF holds all Licenses required for the conduct of its business as now being conducted; all such Licenses are in full force and effect and no suspension or cancellation of any of them is pending or threatened; and none of such Licenses will be affected by the consummation of the transactions contemplated by this Agreement in a manner that would have a Material Adverse Effect on IEF. IEF is duly registered under the Investment Company Act as a diversified, open-end management investment company (File No. 811-6521), and such registration has not been revoked or rescinded and is in full force and effect. IEF has elected and qualified for the special tax treatment afforded to RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

     c. Authority. IEF has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of IEF and no other proceedings on the part of IEF are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed by IEF and constitutes a legal, valid and binding obligation of IEF enforceable against IEF in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and the remedy of specific performance and injunctive and other forms of equitable relief.

     d. Financial Statements. CIP has been furnished with IEF's annual report to shareholders for the fiscal year ended May 31, 1999, and the financial statements appearing therein having been audited by Deloitte & Touche LLP, independent public accountants, and the audited financial statements fairly present in all material respects the financial position of IEF as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

     e. Prospectus and Statement of Additional Information. CIP has been furnished with the IEF Prospectus and the IEF Statement of Additional Information, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     f. Litigation. There are no material claims, actions, suits or legal, administrative or other proceedings pending or, to the knowledge of IEF, threatened against IEF that could reasonably be expected to have a Material Adverse Effect on IEF. IEF is not charged with or, to its knowledge, threatened with any violation, or investigation of any possible violation, of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business that could reasonably be expected to have a Material Adverse Effect on IEF.

     g. Material Contracts. There are no material contracts outstanding to which IEF is a party that have not been disclosed in the N-14 Registration Statement, the IEF Prospectus, the IEF Statement of Additional Information or which will not otherwise be disclosed to CIP prior to the Valuation Time.

     h. No Conflict. The execution and delivery of this Agreement by IEF and the consummation of the transactions contemplated hereby will not contravene or constitute a default under or violation of (i) the Declaration of Trust or by-laws of IEF, each as amended and in effect as of the date hereof, (ii) any agreement or contract (or require the consent of any Person under any agreement or contract that has not been obtained) to which IEF is a party or to which its assets or properties are subject, or (iii) any judgment, injunction, order or decree, or other instrument binding upon IEF or any of its assets or properties, except where such contravention, default or violation would not have a Material Adverse Effect on IEF.

     i. Undisclosed Liabilities. To IEF's knowledge, IEF has no material liabilities, contingent or otherwise, other than those shown on IEF's statements of assets and liabilities referred to herein, those incurred in the ordinary course of its business as an investment company since May 31, 1999 and those incurred in connection with the Reorganization.

     j. Taxes. IEF has filed (or caused to be filed), or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid (or caused to be paid) or has obtained extensions to pay, all taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of IEF have been adequately provided for on its books, and no tax deficiency or liability of IEF has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

     k. Consents. No filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by IEF of the Reorganization, except for (i) such as may be required under the Securities Act, the Exchange Act, and the Investment Company Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and (ii) the approval of a majority of the members of the Board of Trustees of IEF.

     l. N-14 Registration Statement. The N-14 Registration Statement, on its effective date, at the time of the shareholders' meeting referred to in Section 5(a) hereof and on the Exchange Date, insofar as it relates to IEF (i) complied, or will comply, as the case may be, in all material respects, with the applicable provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder, and (ii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by IEF for use in the N-14 Registration Statement as provided in Section 5(f) hereof.


     m. Capitalization. IEF is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D. As of the date hereof, IEF has 3,338,279.791, 15,265,947.696, 852,435,640, and
3,745,949.476 Class A, Class B, Class C and Class D shares issued and outstanding, respectively. All issued and outstanding shares of IEF are duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights. Except for (i) the right of Class B shares of IEF to automatically convert to Class D shares of IEF approximately eight years after the purchase thereof or (ii) in connection with any automatic dividend reinvestment plan available to IEF shareholders, there are no options, warrants, subscriptions, calls or other rights, agreements or commitments obligating IEF to issue any of its shares or securities convertible into its shares.


     n. Corresponding Shares.

          i. The Corresponding Shares to be issued by IEF to CIP and subsequently distributed by CIP to its shareholders as provided in this Agreement have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of IEF will have any preemptive right of subscription or purchase in respect thereof.

          ii. At or prior to the Exchange Date, the Corresponding Shares to be issued by IEF to CIP on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of IEF presently are qualified, and there are a sufficient number of such shares registered under the Securities Act, the Investment Company Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

5. COVENANTS OF CIP AND IEF.

     a. Special Shareholders' Meeting. CIP agrees to call a special meeting of its shareholders as soon as practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

     b. Unaudited Financial Statements.

          i. CIP hereby agrees to furnish to IEF, at or prior to the Exchange Date, for the purpose of determining the number of Corresponding Shares to be issued by IEF to CIP pursuant to Section 2(c) hereof, an accurate, correct and complete unaudited statement of assets and liabilities of CIP with values determined in accordance with Section 2(c) hereof and an unaudited schedule of Investments of CIP (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the financial position of CIP as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.

          ii. IEF hereby agrees to furnish to CIP, at or prior to the Exchange Date, for the purpose of determining the number of Corresponding Shares to be issued by IEF to CIP pursuant to Section 2(c) hereof, an accurate, correct and complete unaudited statement of assets and liabilities of IEF with values determined in accordance with Section 2(c) hereof and an unaudited schedule of Investments of IEF (including the respective dates and costs of acquisition thereof), each as of the Valuation Time. Such unaudited financial statements will fairly present in all material respects the financial position of IEF as of the dates and for the periods referred to therein and in conformity with generally accepted accounting principles applied on a consistent basis.


     c. Share Ledger Records of IEF. IEF agrees, as soon as practicable after the Valuation Time, to open shareholder accounts on its share ledger records for the shareholders of CIP in connection with the distribution of Corresponding Shares by CIP to such shareholders in accordance with Section 2(c) hereof.

     d. Conduct of Business. CIP and IEF each covenants and agrees to operate its respective business as presently conducted between the date hereof and the Exchange Date.

     e. Termination and Deregistration of CIP. CIP agrees that following the consummation of the Reorganization, (i) it will terminate its existence as a business trust in accordance with the laws of the Commonwealth of Massachusetts and any other applicable law; (ii) it will not make any distributions of any Corresponding Shares other than to the shareholders of CIP and without first paying or adequately providing for the payment of all of CIP's liabilities not assumed by IEF, if any; (iii) it will file an application pursuant to Section 8(f) of the Investment Company Act for an order declaring that CIP has ceased to be a registered investment company; and (iv) on and after the Exchange Date it shall not conduct any business except in connection with its termination and deregistration.

     f. Filing of N-14 Registration Statement. IEF will file the N-14 Registration Statement with the Commission and will use its best efforts to cause the N-14 Registration Statement to become effective as promptly as practicable after the filing thereof. CIP and IEF agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the Securities Act, the Exchange Act, the Investment Company Act, and the rules and regulations thereunder and the state securities or blue sky laws (if applicable).

     g. Material Contracts. CIP hereby agrees to disclose to IEF the existence of any material contracts of CIP that have not been otherwise disclosed in the N-14 Registration Statement, the CIP Prospectus or the CIP Statement of Additional Information.

     h. Prohibited Assets. IEF agrees to advise CIP promptly in writing if at any time prior to the Exchange Date the Assets include any Prohibited Assets and shall provide to CIP a list of such Prohibited Assets.

     i. Corresponding Shares. CIP will not sell or otherwise dispose of any of the Corresponding Shares to be received by it from IEF in connection with the Reorganization, except in distribution to the shareholders of CIP in accordance with the terms hereof.

     j. Tax Returns. CIP and IEF each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes. In connection with this provision, IEF and CIP agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. IEF agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of IEF for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, CIP shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by CIP with respect to CIP's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding any of the foregoing, any expenses incurred by CIP (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by CIP to the extent such expenses have been accrued by CIP in the ordinary course of business without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P. ("MLAM") at the time such tax returns and Forms 1099 are prepared.

     k. Combined Proxy Statement and Prospectus Mailing. CIP agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the Exchange Act and Section 20(a) of the Investment Company Act, and the rules and regulations promulgated thereunder.


     l. Confirmations of Tax Basis. CIP will deliver to IEF on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Assets delivered to IEF hereunder, certified by Ernst & Young LLP.


     m. Shareholder List. As soon as practicable after the close of business on the Exchange Date, CIP shall deliver to IEF a list of the names and addresses of all of the shareholders of record of CIP on the Exchange Date and the number of shares of CIP owned by each such shareholder as of such date, certified to the best of its knowledge and belief by the transfer agent for CIP or by CIP's President or Vice President.

     n. IEF's Continued Existence. Following the consummation of the Reorganization, IEF expects, and agrees to use all reasonable efforts, to stay in existence and continue its business as an open-end management investment company registered under the Investment Company Act. IEF has no plan or intention to sell or otherwise dispose of the Assets, except for dispositions made in the ordinary course of business.

6. EXCHANGE DATE.


     The closing of the transactions contemplated by this Agreement shall be at the offices of Swidler Berlin Shereff Friedman, LLP ("SBSF"), The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by CIP and IEF. The date and time upon which such closing is to take place shall be referred to herein as the "Exchange Date." Except with respect to Prohibited Assets, to the extent that any Assets, for any reason, are not transferable on the Exchange Date, CIP shall cause such Assets to be transferred to IEF's account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.


7. CIP CONDITIONS.

     The obligations of CIP hereunder shall be subject to the satisfaction, at or before the Exchange Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for CIP only and may be waived, in whole or in part, by CIP at any time in its sole discretion.

     a. Representations and Warranties. The representations and warranties of IEF made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Exchange Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

     b. Performance. IEF shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Exchange Date.

     c. Shareholder Approval. This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of not less than two-thirds of the shares of CIP, issued and outstanding and entitled to vote thereon, voting together as a single class.

     d. Approval of Board of Trustees of IEF. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Trustees of IEF. IEF shall have delivered to CIP a copy of the resolutions of the Board of Trustees of IEF authorizing the execution, delivery and performance by IEF of this Agreement and the transactions contemplated hereby, certified by the Secretary of IEF.

     e. Deliveries by IEF. At or prior to the Exchange Date, IEF shall deliver to CIP, against receipt of the Assets in accordance with Section 2(a) hereof, the following:

          i. a certificate executed by the President (or a Vice President) and the Treasurer of IEF, dated as of the Exchange Date, certifying that the conditions specified in Sections 7(a), (b), and (f) have been fulfilled;

          ii. the unaudited financial statements of IEF required by Section 5(b)(ii) hereof;


          iii. an opinion of Brown & Wood LLP, as counsel to IEF, dated as of the Exchange Date, in form and substance satisfactory to CIP as to the matters set forth below: (a) to such counsel's knowledge, no filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by IEF of the Reorganization, except for such as have been obtained from the Board of Trustees of IEF and under the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder and under Massachusetts law and such as may be required under state securities laws;
     (b) the N-14 Registration Statement has become effective under the Securities Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to such counsel's knowledge, contemplated under the Securities Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder; (c) to such counsel's knowledge, the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents in respect of IEF are accurate and fairly present the information required to be shown; (d) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (e) the execution and delivery of the Agreement by IEF and the consummation of the transactions contemplated thereby will not contravene or constitute a default under or violation of any agreement or contract known to such counsel (or require the consent of any Person under any agreement or contract known to such counsel that has not been obtained) to which IEF is a party or to which its assets or properties are subject, except where such contravention, default or violation would not have a Material Adverse Effect on IEF; (f) such counsel does not have actual knowledge of any material claims, actions, suits or legal, administrative or other proceedings pending or threatened against IEF that could reasonably be expected to have a Material Adverse Effect on IEF; and (g) such opinion is solely for the benefit of CIP and its Trustees and officers. Such opinion also shall state that (AA) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
     (BB) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to IEF contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of IEF with regard to matters of fact and the opinion of Bingham Dana LLP as to matters of Massachusetts law.



          iv. an opinion of Bingham Dana LLP, as counsel to IEF, dated as of the Exchange Date, in form and substance satisfactory to CIP as to the matters set forth below: (a) IEF is a trust with transferable shares duly formed, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts; (b) the Corresponding Shares to be issued by IEF to CIP and subsequently distributed by CIP to its shareholders as provided for by the Agreement have been duly and validly authorized and, when issued and delivered pursuant to the Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of IEF will have any preemptive right of subscription or purchase in respect thereof (pursuant to the Declaration of Trust, as amended, or the by-laws of IEF or, to the best of such counsel's knowledge, otherwise); (c) the execution and delivery of the Agreement and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary action on the part of IEF and no other proceedings on the part of IEF are necessary to authorize the Agreement or the consummation of the transactions contemplated thereby; (d) the Agreement has been duly and validly executed by IEF and constitutes a legal, valid and binding obligation of IEF enforceable against IEF in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; provided, that such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (e) the execution and delivery of the Agreement by IEF and the consummation of the transactions contemplated thereby will not contravene or constitute a default under or violation of the Declaration of Trust or by-laws of IEF, each as amended and in effect as of the date of the Agreement, or Massachusetts law; and (f) to such counsel's knowledge, no filing or registration with, or consent, approval, authorization or order of, any Person is required under Massachusetts law for the consummation by IEF of the Reorganization, except for such as have been obtained from the Board of Trustees of IEF and such as may be required under Massachusetts state securities law. In giving the opinion set forth above, Bingham Dana LLP may state that it is relying on certificates of officers of IEF with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of IEF.



          v. either (a) a private letter ruling from the Internal Revenue Service (the "Ruling") or (b) an opinion of Brown & Wood LLP, in form and substance satisfactory to CIP, to the effect that, for Federal income tax purposes, (a) the transfer of the Assets to IEF in exchange solely for the Corresponding Shares and the assumption by IEF of the Assumed Liabilities as provided for in the Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and CIP and IEF will each be deemed to be a "party" to the Reorganization within the meaning of
     Section 368(b) of the Code; (b) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to CIP under Section 361(c)(1) of the Code as a result of the asset transfer solely in exchange for the Corresponding Shares and the assumption by IEF of the Assumed Liabilities or on the distribution of the Corresponding Shares to CIP shareholders as provided for in the Agreement; (c) under Section 1032 of the Code, no gain or loss will be recognized to IEF on the receipt of the Assets in exchange for the Corresponding Shares and the assumption by IEF of the Assumed Liabilities as provided for in the Agreement; (d) in accordance with
     Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of CIP on the receipt of Corresponding Shares in exchange for their shares of CIP; (e) in accordance with Section 362(b) of the Code, the tax basis of the Assets in the hands of IEF will be the same as the tax basis of such Assets in the hands of CIP immediately prior to the consummation of the Reorganization; (f) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares received by the shareholders of CIP in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of CIP surrendered in exchange therefor; (g) in accordance with
     Section 1223 of the Code, a shareholder's holding period for the Corresponding Shares will be determined by including the period for which such shareholder held the shares of CIP exchanged therefor; provided, that such CIP shares were held as a capital asset; (h) in accordance with
     Section 1223 of the Code, IEF's holding period with respect to the Assets acquired by it will include the period for which such Assets were held by CIP; and (i) the taxable year of CIP will end on the effective date of the Reorganization and pursuant to
     Section 381(a) of the Code and regulations thereunder, IEF will succeed to and take into account certain tax attributes of CIP, such as earnings and profits, capital loss carryovers and method of accounting.

     f. No Adverse Change. There shall have occurred no material adverse change in the financial position of IEF since May 31, 1999 other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities, each in the ordinary course of business.

     g. Absence of Litigation. There shall not be pending before any Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

     h. Proceedings and Documents. All proceedings contemplated by this Agreement, the Reorganization, and all of the other documents incident thereto, shall be reasonably satisfactory to CIP and its counsel, and CIP and its counsel shall have received all such counterpart originals or certified or other copies of such documents as CIP or its counsel may reasonably request.

     i. N-14 Registration Statement. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of IEF or CIP, contemplated by the Commission.


     j. Accountants' Letters. CIP shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to CIP, to the effect that (i) Deloitte & Touche LLP serves as independent public accountants to IEF within the meaning of the Securities Act and the applicable rules and regulations promulgated thereunder;
(ii) in their opinion, the financial statements and supplementary information of IEF included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations promulgated thereunder; (iii) on the basis of limited procedures agreed upon by CIP and IEF and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of IEF included in the N-14 Registration Statement, and inquiries of certain officials of IEF responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations promulgated thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements of IEF, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements of IEF taken as a whole; and (iv) on the basis of limited procedures agreed upon by CIP and IEF and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to IEF appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of IEF or from schedules prepared by officials of IEF having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.


     k. Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of IEF or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.

     l. Commission Orders or Interpretations. CIP shall have received from the Commission such orders or interpretations as SBSF, as counsel to CIP, deems reasonably necessary or desirable under the Securities Act and the Investment Company Act in connection with the Reorganization; provided, that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders shall be in full force and effect.

8. IEF CONDITIONS.

     The obligations of IEF hereunder shall be subject to the satisfaction, at or before the Exchange Date (or such other date specified herein), of the conditions set forth below. The benefit of these conditions is for IEF only and may be waived, in whole or in part, by IEF at any time in its sole discretion.

     a. Representations and Warranties. The representations and warranties of CIP made in this Agreement shall be true and correct in all material respects when made, as of the Valuation Time and as of the Exchange Date all with the same effect as if made at and as of such dates, except that any representations and warranties that relate to a particular date or period shall be true and correct in all material respects as of such date or period.

     b. Performance. CIP shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it under this Agreement at or prior to the Exchange Date.

     c. Shareholder Approval. This Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of not less than two-thirds of the shares of CIP, issued and outstanding and entitled to vote thereon, voting together as a single class.

     d. Approval of Board of Trustees of CIP. This Agreement shall have been adopted and the Reorganization shall have been approved by the Board of Trustees of CIP. CIP shall have delivered to IEF a copy of the resolutions of the Board of Trustees of CIP authorizing the execution, delivery and performance by CIP of this Agreement and the transactions contemplated hereby, certified by the Secretary of CIP.

     e. Deliveries by CIP. At or prior to the Exchange Date, CIP shall deliver to IEF, against the assumption by IEF of the Assumed Liabilities and the receipt of the Corresponding Shares in accordance with Sections 2(b) and (c) hereof, respectively, the following:

          i. a certificate executed by the President (or a Vice President) and the Treasurer of CIP, dated as of the Exchange Date, certifying that the conditions specified in Sections 8(a), (b),(c) and (f) have been fulfilled;

          ii. the unaudited financial statements of CIP required by Section 5(b)(i) hereof;

          iii. IEF shall have received an opinion of SBSF, as counsel to CIP, dated as of the Exchange Date, in form and substance satisfactory to IEF, as to the matters set forth below: (a) to such counsel's knowledge, CIP has good and marketable title to the Assets, free and clear of all Liens, except for Permitted Liens; (b) to such counsel's knowledge, no filing or registration with, or consent, approval, authorization or order of, any Person is required for the consummation by CIP of the Reorganization, except for such as have been obtained from the Board of Trustees and shareholders of CIP and under the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder and under Massachusetts law and such as may be required under state securities laws; (c) the proxy statement of CIP contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the Investment Company Act and the rules and regulations promulgated thereunder; (d) to such counsel's knowledge, the descriptions in the proxy statement of CIP contained in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents in respect of CIP are accurate and fairly present the information required to be shown; (e) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (f) the execution and delivery of the Agreement by CIP and the consummation of the transactions contemplated thereby will not contravene or constitute a default under or violation of any agreement or contract known to such counsel (or require the consent of any Person under any agreement or contract known to such counsel that has not been obtained) to which CIP is a party or to which its assets or properties are subject, except where such contravention, default or violation would not have a Material Adverse Effect on CIP; (g) such counsel does not have actual knowledge of any material claims, actions, suits or legal, administrative or other proceedings pending or threatened against CIP that could reasonably be expected to have a Material Adverse Effect on CIP; and (h) such opinion is solely for the benefit of IEF and its Trustees and officers. Such opinion also shall state that (AA) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the proxy statement of CIP contained in the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (2) the proxy statement of CIP contained in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (BB) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to CIP contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, SBSF may state that it is relying on certificates of officers of CIP with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of CIP and the opinion of Bingham Dana LLP as to matters of Massachusetts law.



          iv. an opinion of Bingham Dana LLP, as Massachusetts counsel to CIP, dated as of the Exchange Date, in form and substance satisfactory to IEF, as to the matters set forth below: (a) CIP is a trust with transferable shares duly formed, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts; (b) the execution and delivery of the Agreement and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary action on the part of CIP and no other proceedings on the part of CIP are necessary to authorize the Agreement or the consummation of the transactions contemplated thereby; (c) the Agreement has been duly and validly executed by CIP and constitutes a legal, valid and binding obligation of CIP enforceable against CIP in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; provided, that such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (d) the execution and delivery of the Agreement by CIP and the consummation of the transactions contemplated thereby do not contravene or constitute a default under or violation of the Declaration of Trust or by-laws of CIP, each as amended and in effect on the date of the Agreement, or Massachusetts law; and (e) to such counsel's knowledge, no filing or registration with, or consent, approval, authorization or order of, any Person is required under Massachusetts law for the consummation by CIP of the Reorganization, except for such as have been obtained from the Board of Trustees and shareholders of CIP and such as may be required under Massachusetts state securities law. In giving the opinion set forth above, Bingham Dana LLP may state that it is relying on certificates of officers of CIP with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of CIP.



          v. either (a) a Ruling or (b) an opinion of Brown & Wood LLP, in form and substance satisfactory to IEF, with respect to the matters specified in
     Section 7(e)(v) hereof.

     f. No Adverse Change. There shall have occurred no material adverse change in the financial position of CIP since April 30, 1999 other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities, each in the ordinary course of business.

     g. Absence of Litigation. There shall not be pending before any Governmental Authority any material litigation with respect to the matters contemplated by this Agreement.

     h. Proceedings and Documents. All proceedings contemplated by this Agreement, the Reorganization, and all of the other documents incident thereto, shall be reasonably satisfactory to IEF and its counsel, and IEF and its counsel shall have received all such counterpart originals or certified or other copies of such documents as IEF or its counsel may reasonably request.

     i. N-14 Registration Statement. The N-14 Registration Statement shall have become effective under the Securities Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of CIP or IEF, contemplated by the Commission.


     j. Accountants' Letters. IEF shall have received from Ernst & Young LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to IEF, to the effect that (i) Ernst & Young LLP serves as independent public accountants to CIP within the meaning of the Securities Act and the applicable rules and regulations promulgated thereunder; (ii) in their opinion, the financial statements and supplementary information of CIP included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations promulgated thereunder; (iii) on the basis of limited procedures agreed upon by CIP and IEF and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of CIP included in the N-14 Registration Statement, and inquiries of certain officials of CIP responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the rules and regulations promulgated thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements of CIP, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements of CIP taken as a whole; and (iv) on the basis of limited procedures agreed upon by IEF and CIP and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to CIP appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of CIP or from schedules prepared by officials of CIP having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.


     k. Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (i) no law, statute, ordinance, code, rule or regulation shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby and thereby; (ii) the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the Investment Company Act, and (iii) no other legal, administrative or other proceeding shall be instituted or threatened by any Governmental Authority which would materially affect the financial condition of CIP or that seeks to restrain, enjoin, prevent, materially delay, prohibit or otherwise make illegal the performance of this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby.


     l. Commission Orders or Interpretations. IEF shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to IEF, deems reasonably necessary or desirable under the

Securities Act and the Investment Company Act in connection with the Reorganization; provided, that such counsel shall have requested such orders or interpretations as promptly as practicable, and all such orders shall be in full force and effect.

     m. Assets. The Assets to be transferred to IEF, or the Assumed Liabilities to be assumed by IEF, hereunder shall not include a significant amount of assets or liabilities, as applicable, which IEF, by reason of limitations in IEF's Declaration of Trust or otherwise, may not properly acquire or assume, as applicable.


     n. Letter Regarding Tax Returns. CIP shall have delivered to IEF a letter from Ernst & Young LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of CIP for the period ended October 31, 1998 (which returns originally were prepared and filed by CIP), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of CIP for the period covered thereby; and that for the period from October 31, 1998, to and including the Exchange Date and for any taxable year of CIP ending upon the liquidation of CIP, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from October 31, 1998, to and including the Exchange Date and for any taxable year of CIP ending upon the liquidation of CIP or that CIP would not continue to qualify as a regulated investment company for Federal income tax purposes.


     o. Dividends. Prior to the Exchange Date, CIP shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for the period from November 1, 1999 to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized for the period from November 1, 1999 to and including the Exchange Date.

9. TERMINATION, POSTPONEMENT AND WAIVERS.

     a. Termination of Agreement. Notwithstanding anything contained in this Agreement to the contrary, subject to Section 10(a) hereof, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of CIP) prior to the Exchange Date, or the Exchange Date may be postponed, by notice in writing prior to the Exchange Date

          i. by CIP or IEF if :

             (1) the Boards of Trustees of CIP and IEF so mutually agree in writing;

             (2) the transactions contemplated by this Agreement have not been consummated by June 30, 2000; provided, however, that the right to terminate or postpone this Agreement under this Section 9(a)(i)(2) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of consummation of the transactions contemplated by this Agreement on or before such date; or

             (3) any Governmental Authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement, the Reorganization or the consummation of any of the transactions contemplated hereby or thereby and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to this Section 9(a)(i)(3) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

          ii. by CIP if any condition of CIP's obligations set forth in Section 7 of this Agreement has not been fulfilled or waived by it; or

          iii. by IEF if any condition of IEF's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by it.

     b. Commission Order. If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of CIP and IEF to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of CIP, unless such terms and conditions shall result in a change in the method of computing the number of Corresponding Shares to be issued by IEF to CIP in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of CIP prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless CIP promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval and the requisite approval of such conditions shall be obtained.

     c. Effect of Termination. In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become null and void and have no further force or effect, and there shall not be any liability on the part of either CIP or IEF or Persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.


     d. Waivers; Non-Material Changes. At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the party hereto that is entitled to the benefit thereof, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective trust for which they serve as Trustees, on behalf of which such action is taken. In addition, the Boards of Trustees of CIP and IEF have delegated to their respective investment adviser the ability to make non-material changes to this Agreement if such investment adviser deems it to be in the best interests of the trust for which it serves as investment adviser to do so. Such delegation is evidenced by the respective signatures of CIP and IEF hereon.


10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

     a. The respective representations and warranties contained in Sections 3 and 4 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither CIP nor IEF nor any of their officers or trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, trustee, agent or shareholder of CIP or IEF against any liability to the entity for which such Person serves in such capacity, or to its shareholders, to which such Person would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     b. Indemnification Obligations of CIP. CIP hereby agrees to indemnify and hold harmless IEF from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys' fees) and expenses (including expenses of investigation) (collectively, "Losses") which IEF may incur or sustain as a result of, relating to or arising out of, (i) any corporate obligation of CIP, whether consisting of tax deficiencies or otherwise, required to be paid by IEF and based upon a claim or claims against CIP which were omitted or not fairly reflected in the financial statements delivered to IEF in connection with the Reorganization; (ii) any breach or alleged breach in any material respect of any warranty, or the inaccuracy in any material respect of any representation, as the case may be, made by CIP; (iii) the failure or threatened failure, in any material respect, of CIP to fulfill any agreement or covenant of CIP contained in this Agreement; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (b) the Proxy Statement and Prospectus delivered to the shareholders of CIP and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished by IEF to CIP. The party being indemnified is referred to herein as the "Indemnified Party" and the indemnifying party is referred to herein as the "Indemnifying Party."

     c. Indemnification Obligations of IEF. IEF hereby agrees to indemnify and hold harmless CIP from and against any and all Losses which CIP may incur or sustain as a result of, relating to or arising out of, (i) any breach or alleged breach in any material respect of any warranty, or the inaccuracy in any material respect of any representation, as the case may be, made by IEF; (ii) the failure or threatened failure, in any material respect, of IEF to fulfill any agreement or covenant of IEF contained in this Agreement; or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (b) the Proxy Statement and Prospectus delivered to shareholders of CIP and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished by CIP to IEF.

     d. Indemnification Procedure. In the event that any claim is made against IEF in respect of which indemnity may be sought by IEF from CIP under Section 10(b) hereof, or in the event that any claim is made against CIP in respect of which indemnity may be sought by CIP from IEF under Section 10(c) hereof, then the Indemnified Party, with reasonable promptness and before payment of such claim, shall give written notice of such claim to the Indemnifying Party. If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between CIP and IEF that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

11. OTHER MATTERS.

     a. Legend. Pursuant to Rule 145 under the Securities Act, and in connection with the issuance of any shares to any Person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c) of the Securities Act, IEF will cause to be affixed upon the certificate(s) issued to such Person (if any) a legend as follows:

        THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH INTERNATIONAL EQUITY FUND, (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to IEF's transfer agent with respect to such shares. CIP will provide IEF on the Exchange Date with the name of any CIP shareholder who is to the knowledge of CIP an affiliate of it on such date.

     b. Materiality. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     c. Further Assurances. Each party hereto covenants and agrees to provide the other party hereto and its agents and counsel with any and all documentation, information, assistance and cooperation that may become necessary from time to time with respect to the transactions contemplated by this Agreement.


     d. Notices. Any notice, report or other communication hereunder shall be in writing and shall be given to the Person entitled thereto by hand delivery, prepaid certified mail or overnight service, addressed to CIP or IEF, as applicable, at the addresses set forth below. If the notice is sent by certified mail, it shall be deemed to have been given to the Person entitled thereto five
(5) business days after being deposited in the United States mail and if the notice is sent by overnight service, it shall be deemed to have been given to the Person entitled thereto one (1) business day after it was deposited with the courier service for delivery to that Person. Notice of any change in any address listed below also shall be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

If to CIP, to:                             800 Scudders Mill Road
                                           Plainsboro, New Jersey 08536
                                           Attention: Terry K. Glenn
With a copy to:                            Swidler Berlin Shereff Friedman, LLP
                                           The Chrysler Building
                                           405 Lexington Avenue
                                           New York, New York 10174
                                           Attention: Joel H. Goldberg, Esq.
If to IEF, to:                             800 Scudders Mill Road
                                           Plainsboro, New Jersey 08536
                                           Attention: Terry K. Glenn
With a copy to:                            Brown & Wood LLP
                                           One World Trade Center
                                           New York, New York 10048
                                           Attention: Frank P. Bruno, Esq.


     e. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all previous agreements or understandings between the parties related to such matters.

     f. Amendment. Except as set forth in Section 9(d) hereof, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.


     g. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to agreements made and to be performed in said state, without giving effect to the principles of conflict of laws thereof.

     h. Assignment. This Agreement shall not be assigned by any of the parties hereto, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party hereto. Any purported assignment contrary to the terms hereof shall be null, void and of no effect.


     i. Fees and Expenses. With respect to expenses incurred in connection with the Reorganization, (i) IEF shall pay all expenses incurred which are solely attributable to IEF and the conduct of its business, (ii) CIP shall pay all expenses incurred which are solely attributable to CIP and the conduct of its business, and (iii) after the Exchange Date, IEF shall pay all other expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include costs of preparing and filing a Ruling, legal and accounting fees, state securities fees (if any), printing costs, filing fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization. If for any reason the Reorganization is not consummated, a party shall not be liable to the other party hereto for any damages resulting therefrom, including, without limitation, consequential damages, except to the extent that such party acted with willful misfeasance, bad faith, willful misconduct or reckless disregard.


     j. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

     k. Headings. Headings to sections in this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the heading of any section.

     l. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

     m. Personal Liability.

     i. The Declaration of Trust establishing CIP dated June 26, 1992, a copy of which, together with all amendments thereto (the "CIP Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Consults International Portfolio" refers to the Trustees under the CIP Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of CIP shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of CIP, but the Trust Property (as defined in the CIP Declaration) only shall be liable.

     ii. The Declaration of Trust establishing IEF dated June 7, 1993, a copy of which, together with all amendments thereto (the "IEF Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch International Equity Fund" refers to the Trustees under the IEF Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of IEF shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of IEF, but the Trust Property (as defined in the IEF Declaration) only shall be liable.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                          MERRILL LYNCH CONSULTS
                                          INTERNATIONAL PORTFOLIO

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

Attest:
        -------------------------------
        Name:
        Title:

                                          MERRILL LYNCH INTERNATIONAL
                                          EQUITY FUND

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

Attest:
        -------------------------------
        Name:
        Title:

                      STATEMENT OF ADDITIONAL INFORMATION

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Consults International Portfolio ("Consults International Portfolio") and Merrill Lynch International Equity Fund ("International Equity Fund") dated December 13, 1999 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling International Equity Fund at (800) MER-FUND, or by writing to International Equity Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.


     Further information about International Equity Fund is contained in and incorporated by reference to its Prospectus, dated September 29, 1999, and its Statement of Additional Information, dated September 29, 1999, which are incorporated by reference into this Statement of Additional Information. International Equity Fund's Statement of Additional Information and Prospectus accompany this Statement of Additional Information. International Equity Fund's Annual Report to Shareholders for the year ended May 31, 1999 is incorporated herein by reference and accompanies this Statement of Additional Information.


     Further information about Consults International Portfolio is contained in and incorporated by reference to its Prospectus, dated February 27, 1999, and its Statement of Additional Information, dated February 27, 1999, which are incorporated by reference into this Statement of Additional Information. Consults International Portfolio's Statement of Additional Information and Prospectus accompany this Statement of Additional Information. Consults International Portfolio's Annual Report to Shareholders for the year ended October 31, 1998 and Semi-Annual Report to Shareholders for the six months ended April 30, 1999 are also incorporated herein by reference. Consults International Portfolio's Annual Report to Shareholders for the year ended October 31, 1998 and Semi-Annual Report to Shareholders for the six months ended April 30, 1999 accompany this Statement of Additional Information.


     The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Consults International Portfolio and International Equity Fund, other material incorporated by reference and other information regarding Consults International Portfolio and International Equity Fund.

                               TABLE OF CONTENTS


General Information.........................................     2
Financial Statements........................................     2
Pro Forma Combined Schedule of Investments for International
  Equity Fund and Consults International Portfolio as of May
  31, 1999 (unaudited)......................................   F-1
Pro Forma Combined Statement of Assets and Liabilities for
  International Equity Fund and Consults International
  Portfolio as of May 31, 1999 (unaudited)..................  F-11
Pro Forma Combined Statement of Operations for International
  Equity Fund and Consults International Portfolio for the
  year ended May 31, 1999 (unaudited).......................  F-13



   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS DECEMBER 13, 1999.

                              GENERAL INFORMATION


     The shareholders of Consults International Portfolio are being asked to approve the acquisition of substantially all of the assets, and assumption of substantially all of the liabilities, of Consults International Portfolio by International Equity Fund solely in exchange for an equal aggregate value of newly-issued Class C shares of International Equity Fund (the "Reorganization"). International Equity Fund is an open-end management investment company organized as a Massachusetts trust with transferable shares. A Special Meeting of Shareholders of Consults International Portfolio to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on January 20, 2000, at 9:00 a.m., New York time.



     For detailed information about the Reorganization, shareholders of Consults International Portfolio should refer to the Proxy Statement and Prospectus. For further information about International Equity Fund, Consults International Portfolio shareholders should refer to International Equity Fund's Statement of Additional Information and Prospectus, each dated September 29, 1999, and the Annual Report to Shareholders of International Equity Fund for the year ended May 31, 1999 each of which accompany this Statement of Additional Information and are incorporated by reference herein. For further information about Consults International Portfolio, shareholders should refer to Consults International Portfolio's Statement of Additional Information and Prospectus, each dated February 27, 1999, which accompany this Statement of Additional Information and are incorporated by reference herein. Consults International Portfolio and International Equity Fund sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. International Equity Fund following the Reorganization is sometimes referred to herein as the "Combined Fund" or the "Pro Forma International Equity Fund."


                              FINANCIAL STATEMENTS

     Pro forma financial statements reflecting consummation of the Reorganization are included herein.

INTERNATIONAL EQUITY FUND

     Audited financial statements and accompanying notes for the fiscal year ended May 31, 1999 and the independent auditor's report thereon, dated July 16, 1999 of International Equity Fund are incorporated by reference from International Equity Fund's Annual Report to Shareholders, which accompanies this Statement of Additional Information.

CONSULTS INTERNATIONAL PORTFOLIO

     Audited financial statements and accompanying notes for the fiscal year ended October 31, 1998, and the independent auditor's report thereon, dated December 3, 1998, of Consults International Portfolio are incorporated by reference from Consults International Portfolio's Annual Report to Shareholders, which accompanies this Statement of Additional Information. Unaudited financial statements and accompanying notes for the six months ended April 30, 1999 for Consults International Portfolio are incorporated by reference from Consults International Portfolio's Semi-Annual Report to Shareholders for the six months ended April 30, 1999, which is incorporated herein by reference.

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                  MERRILL LYNCH INTERNATIONAL EQUITY FUND AND
                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                         AS OF MAY 31, 1999 (UNAUDITED)



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PRO FORMA
                                                                                        INTERNATIONAL    CONSULTS     INTERNATIONAL
                                                   SHARES HELD/                            EQUITY      INTERNATIONAL     EQUITY
                               INDUSTRY            FACE AMOUNT         INVESTMENTS         FUND++       PORTFOLIO++      FUND++
-----------------------------------------------------------------------------------------------------------------------------------
AFRICA
-----------------------------------------------------------------------------------------------------------------------------------
South Africa         Gold Mines                         16,750     +Anglo American PLC       760,715             --        760,715
                                                        22,500     AngloGold Limited         452,812             --        452,812
                                                                    (ADR)(a)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    1,213,527             --      1,213,527
                                                                    AFRICA
-----------------------------------------------------------------------------------------------------------------------------------
EUROPE
-----------------------------------------------------------------------------------------------------------------------------------
Austria              Banks                               8,000     Bank Austria AG           410,476             --        410,476
                     --------------------------------------------------------------------------------------------------------------
                     Building Materials &                1,200     Wienerberger              210,672             --        210,672
                     Components                                     Baustoffindustrie
                                                                    AG
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN      621,148             --        621,148
                                                                    AUSTRIA
-----------------------------------------------------------------------------------------------------------------------------------
Belgium              Equity Basket                      26,200     MSCI Belgium OPALS      2,052,508             --      2,052,508
                                                                    'B'(c)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    2,052,508             --      2,052,508
                                                                    BELGIUM
-----------------------------------------------------------------------------------------------------------------------------------
Denmark              Equity Basket                       5,900     MSCI Denmark OPALS        816,678             --        816,678
                                                                    'B'(c)(d)
                     --------------------------------------------------------------------------------------------------------------
                                                                   Total Investments in      816,678             --        816,678
                                                                    Denmark
-----------------------------------------------------------------------------------------------------------------------------------
Finland              Equity Basket                       6,000     MSCI Finland OPALS      1,632,000             --      1,632,000
                                                                    'B'(c)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    1,632,000             --      1,632,000
                                                                    FINLAND
-----------------------------------------------------------------------------------------------------------------------------------
France               Aerospace & Defense                10,000     Thomson CSF               322,487             --        322,487
                     --------------------------------------------------------------------------------------------------------------
                     Automobiles                         2,500     PSA Peugeot Citroen       370,975             --        370,975
                     --------------------------------------------------------------------------------------------------------------
                     Banking                             7,000     Banque Nationale de       591,052             --        591,052
                                                                    Paris (BNP)
                                                         7,000     Compagnie Financiere      760,760             --        760,760
                                                                    de Paribas (CFP)
                                                         2,500     Societe Generale 'A'      455,097             --        455,097
                                                                                         -----------    -----------    -----------
                                                                                           1,806,909             --      1,806,909
                     --------------------------------------------------------------------------------------------------------------
                     Building Materials &                4,900     Compagnie de Saint        770,635             --        770,635
                     Components                          5,600     Gobain                    505,613             --        505,613
                                                                   Lafarge SA
                                                                   (Ordinary)
                                                                                         -----------    -----------    -----------
                                                                                           1,276,248             --      1,276,248
                     --------------------------------------------------------------------------------------------------------------
                     Business & Public Services          2,000     Cap Gemini SA             288,629             --        288,629
                                                         6,900     Suez Lyonnaise des      1,145,748             --      1,145,748
                                                                    Eaux
                                                        17,100     Vivendi                 1,268,735             --      1,268,735
                                                        17,100     Vivendi (Rights)(e)        17,691             --         17,691
                                                                                         -----------    -----------    -----------
                                                                                           2,720,803             --      2,720,803
                     --------------------------------------------------------------------------------------------------------------
                     Electrical & Electronics            8,800     Schneider SA              524,172             --        524,172
                     --------------------------------------------------------------------------------------------------------------
                     Energy Equipment & Services         6,000     Coflexip                  490,314             --        490,314
                     --------------------------------------------------------------------------------------------------------------
                     Energy Sources                      7,000     Elf Aquitaine SA        1,015,322             --      1,015,322
                                                        20,700     +Total SA 'B'           1,120,031      1,400,039      2,520,070
                                                                                         -----------    -----------    -----------
                                                                                           2,135,353      1,400,039      3,535,392
                     --------------------------------------------------------------------------------------------------------------
                     Food & Household Products           8,400     Groupe Danone(a)          855,228      1,462,164      2,317,392
                     --------------------------------------------------------------------------------------------------------------
                     Health & Personal Care                800     L'Oreal SA                482,790             --        482,790
                                                         7,500     Rhone-Poulenc SA          356,606             --        356,606
                                                                                         -----------    -----------    -----------
                                                                                             839,396             --        839,396
                     --------------------------------------------------------------------------------------------------------------
                     Industrial Components               6,500     Compagnie Generale        287,187             --        287,187
                                                                    des Etablissements
                                                                    Michelin 'B'
                     --------------------------------------------------------------------------------------------------------------
                     Insurance                          26,900     Axa                     1,558,879      1,547,332      3,106,211
                     --------------------------------------------------------------------------------------------------------------
                     Manufacturing                      63,600     +Sanofi-Synthelabo      1,334,089      1,350,976      2,685,065
                                                                    SA
                     --------------------------------------------------------------------------------------------------------------
                     Merchandising                       6,600     Carrefour SA              867,643             --        867,643
                                                         9,300     Pinault-Printemps-Redoute      904,437      682,594    1,587,031
                                                                    SA
                                                           850     Promodes                  556,044             --        556,044
                                                                                         -----------    -----------    -----------
                                                                                           2,328,124        682,594      3,010,718
                     --------------------------------------------------------------------------------------------------------------
                     Metals -- Steel                    30,000     Usinor SA                 409,431             --        409,431
                     --------------------------------------------------------------------------------------------------------------
                     Recreation/Other Consumer           7,500     LVMH (Louis Vuitton       418,679      1,674,717      2,093,396
                     Goods                                          Moet Hennessy)
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                 18,282     France Telecom SA       1,404,195             --      1,404,195
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN   19,082,469      8,117,822     27,200,291
                                                                    FRANCE
-----------------------------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                  MERRILL LYNCH INTERNATIONAL EQUITY FUND AND
                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                   AS OF MAY 31, 1999 (UNAUDITED) (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PRO FORMA
                                                                                        INTERNATIONAL    CONSULTS     INTERNATIONAL
                                                   SHARES HELD/                            EQUITY      INTERNATIONAL     EQUITY
                               INDUSTRY            FACE AMOUNT         INVESTMENTS         FUND++       PORTFOLIO++      FUND++
-----------------------------------------------------------------------------------------------------------------------------------
Germany              Automobiles                        31,000     DaimlerChrysler AG      2,680,686             --      2,680,686
                                                        11,000     Volkswagen AG             682,803             --        682,803
                                                                                         -----------    -----------    -----------
                                                                                           3,363,489             --      3,363,489
                     --------------------------------------------------------------------------------------------------------------
                     Banking                            25,461     Deutsche Bank AG        1,330,337             --      1,330,337
                                                        36,600     HypoVereinsbank           887,748      1,093,446      1,981,194
                                                                                         -----------    -----------    -----------
                                                                                           2,218,085      1,093,446      3,311,531
                     --------------------------------------------------------------------------------------------------------------
                     Chemicals                          23,300     BASF AG                   908,199             --        908,199
                                                        26,200     Bayer AG                1,021,237             --      1,021,237
                                                         9,000     Hoechst AG                401,593             --        401,593
                                                                                         -----------    -----------    -----------
                                                                                           2,331,029             --      2,331,029
                     --------------------------------------------------------------------------------------------------------------
                     Electrical & Electronics           23,500     Siemens AG              1,583,959             --      1,583,959
                     --------------------------------------------------------------------------------------------------------------
                     Equity Basket                      12,000     MSCI European OPALS       990,000             --        990,000
                                                                    'B'(c)
                     --------------------------------------------------------------------------------------------------------------
                     Insurance                           6,650     Allianz AG              1,820,704             --      1,820,704
                                                                    (Registered Shares)
                                                         5,350     Axa Colonia Konzern       503,168             --        503,168
                                                                    AG
                                                                                         -----------    -----------    -----------
                                                                                           2,323,872             --      2,323,872
                     --------------------------------------------------------------------------------------------------------------
                     Merchandising                         950     Karstadt AG               393,129             --        393,129
                     --------------------------------------------------------------------------------------------------------------
                     Metals -- Steel                    50,500     +Thyssen Krupp AG         997,400             --        997,400
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                 44,400     Deutsche Telekom AG     1,774,724             --      1,774,724
                                                        12,750     Mannesmann AG           1,745,411             --      1,745,411
                                                                                         -----------    -----------    -----------
                                                                                           3,520,135             --      3,520,135
                     --------------------------------------------------------------------------------------------------------------
                     Transportation -- Airlines         25,000     Deutsche Lufthansa        538,175             --        538,175
                                                                    AG (Registered
                                                                    Shares)
                     --------------------------------------------------------------------------------------------------------------
                     Utilities -- Electric & Gas        18,500     RWE AG                    828,398             --        828,398
                                                        10,400     RWE AG (Preferred)        305,391             --        305,391
                                                        17,500     Veba AG                 1,000,326             --      1,000,326
                                                                                         -----------    -----------    -----------
                                                                                           2,134,115             --      2,134,115
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN   20,393,388      1,093,446     21,486,834
                                                                    GERMANY
-----------------------------------------------------------------------------------------------------------------------------------
Greece               Telecommunications                 10,500     Hellenic                  228,070             --        228,070
                                                                    Telecommunications
                                                                    Organization SA
                                                                    (OTE)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN      228,070             --        228,070
                                                                    GREECE
-----------------------------------------------------------------------------------------------------------------------------------
Hungary              Banking                            22,799     OTP Bank Rt.              986,057             --        986,057
                                                                    (GDR)(b)
                     --------------------------------------------------------------------------------------------------------------
                     Energy Sources                     41,194     MOL Magyar Olaj-es        988,656             --        988,656
                                                                    Gazipari Rt.
                                                                    (GDR)(b)
                     --------------------------------------------------------------------------------------------------------------
                     Health & Personal Care              3,500     EGIS Rt                    73,091             --         73,091
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    2,047,804             --      2,047,804
                                                                    HUNGARY
-----------------------------------------------------------------------------------------------------------------------------------
Ireland              Banking                            27,500     Bank of Ireland           517,427             --        517,427
                     --------------------------------------------------------------------------------------------------------------
                     Building Materials &               21,000     CRH PLC                   362,732             --        362,732
                     Components
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN      880,159             --        880,159
                                                                    IRELAND
-----------------------------------------------------------------------------------------------------------------------------------
Italy                Banking                            60,000     San Paolo-IMI SpA         811,965             --        811,965
                                                       230,000     Unicredito Italiano     1,083,978             --      1,083,978
                                                                    SpA
                                                                                         -----------    -----------    -----------
                                                                                           1,895,943             --      1,895,943
                     --------------------------------------------------------------------------------------------------------------
                     Energy Sources                    310,000     ENI SpA                 1,940,461             --      1,940,461
                     --------------------------------------------------------------------------------------------------------------
                     Insurance                          50,000     Assicurazioni           1,781,725             --      1,781,725
                                                                    Generali
                     --------------------------------------------------------------------------------------------------------------
                     Natural Gas -- Utilities          140,000     Italgas SpA                    --        601,293        601,293
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                272,230     Telecom Italia SpA      1,482,143             --      1,482,143
                                                                    (Registered)
                                                       356,000     Telecom Italia SpA      1,755,182      1,920,376      3,675,558
                                                                                         -----------    -----------    -----------
                                                                                           3,237,325      1,920,376      5,157,701
                     --------------------------------------------------------------------------------------------------------------
                     Tires & Rubber                    240,000     Pirelli SpA                              674,652        674,652
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    8,855,454      3,196,321     12,051,775
                                                                    ITALY
-----------------------------------------------------------------------------------------------------------------------------------
Netherlands          Appliances & Household             25,300     +Koninklijke (Royal)    1,744,810        429,756      2,174,566
                     Durables                                       Philips Electronics
                                                                    NV
                     --------------------------------------------------------------------------------------------------------------
                     Banking                            64,000     ABN AMRO Holding NV     1,421,200             --      1,421,200
                     --------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                  MERRILL LYNCH INTERNATIONAL EQUITY FUND AND
                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                   AS OF MAY 31, 1999 (UNAUDITED) (CONTINUED)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PRO FORMA
                                                                                        INTERNATIONAL    CONSULTS     INTERNATIONAL
                                                   SHARES HELD/                            EQUITY      INTERNATIONAL     EQUITY
                               INDUSTRY            FACE AMOUNT         INVESTMENTS         FUND++       PORTFOLIO++      FUND++
-----------------------------------------------------------------------------------------------------------------------------------
                     Broadcasting & Publishing          28,000     Wolters Kluwer NV                      1,127,973      1,127,973
                                                                    'A'
                     --------------------------------------------------------------------------------------------------------------
                     Business & Public Services         31,500     TNT Post Group NV         793,312             --        793,312
                     --------------------------------------------------------------------------------------------------------------
                     Chemicals                          28,400     Akzo Nobel NV                          1,181,184      1,181,184
                     --------------------------------------------------------------------------------------------------------------
                     Energy Sources                     28,300     Royal Dutch             1,579,225             --      1,579,225
                                                                    Petroleum Company
                     --------------------------------------------------------------------------------------------------------------
                     Financial Services                 38,000     ING Groep NV            2,035,138             --      2,035,138
                     --------------------------------------------------------------------------------------------------------------
                     Food & Household Products           9,821     Unilever NV 'A'           654,291             --        654,291
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                 20,000     KPN NV                    967,670             --        967,670
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    9,195,646      2,738,913     11,934,559
                                                                    NETHERLANDS
-----------------------------------------------------------------------------------------------------------------------------------
Norway               Equity Basket                      10,500     MSCI Norway OPALS         926,730             --        926,730
                                                                    'B'(c)(d)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN      926,730             --        926,730
                                                                    NORWAY
-----------------------------------------------------------------------------------------------------------------------------------
Poland               Banks                              14,000     Bank Rozwoju              376,571             --        376,571
                                                                    Eksportu SA (BRE)
                     --------------------------------------------------------------------------------------------------------------
                     Trading Companies &                 7,000     Elektrim Spolka            81,825             --         81,825
                     Distributors                                   Akcyjna SA
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN      458,396             --        458,396
                                                                    POLAND
-----------------------------------------------------------------------------------------------------------------------------------
Portugal             Equity Basket                      23,200     MSCI Portugal OPALS     1,574,120             --      1,574,120
                                                                    'B'(c)(d)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    1,574,120             --      1,574,120
                                                                    PORTUGAL
-----------------------------------------------------------------------------------------------------------------------------------
Spain                Banking                            72,000     Banco Santander         1,504,800             --      1,504,800
                                                                    Central Hispano, SA
                     --------------------------------------------------------------------------------------------------------------
                     Construction & Housing              8,400     +Dragados &               290,991             --        290,991
                                                                    Construcciones, SA
                     --------------------------------------------------------------------------------------------------------------
                                                         4,650     Fomento de                267,745             --        267,745
                                                                    Construcciones y
                                                                    Contratas SA
                                                                                         -----------    -----------    -----------
                                                                                             558,736             --        558,736
                     --------------------------------------------------------------------------------------------------------------
                     Electric Utilities                104,000     Endesa SA               1,365,021        853,138      2,218,159
                     --------------------------------------------------------------------------------------------------------------
                     Energy Sources                     98,400     Repsol, SA                533,351      1,251,743      1,785,094
                     --------------------------------------------------------------------------------------------------------------
                     Equity Basket                       8,800     MSCI Spain OPALS        1,033,736             --      1,033,736
                                                                    'B'(c)(d)
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                 30,600     +Telefonica SA          1,470,302             --      1,470,302
                                                           612     +Telefonica SA (New        29,406             --         29,406
                                                                    Shares)
                                                                                         -----------    -----------    -----------
                                                                                           1,499,708             --      1,499,708
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    6,495,352      2,104,881      8,600,233
                                                                    SPAIN
-----------------------------------------------------------------------------------------------------------------------------------
Sweden               Appliances & Household            102,000     Electrolux AB 'B'         621,341      1,359,184      1,980,525
                     Durables
                     --------------------------------------------------------------------------------------------------------------
                     Automobiles                        13,000     Volvo AB 'B'              330,496             --        330,496
                     --------------------------------------------------------------------------------------------------------------
                     Banking                            20,000     Skandinaviska             242,566             --        242,566
                                                                    Enskilda Banken
                                                                    (SEB) 'A'
                                                        19,000     Svenska                   687,988             --        687,988
                                                                    Handelsbanken 'A'
                                                                                         -----------    -----------    -----------
                                                                                             930,554             --        930,554
                     --------------------------------------------------------------------------------------------------------------
                     Electrical & Electronics          100,000     Telefonaktiebolaget     1,686,122        990,262      2,676,384
                                                                    LM Ericsson 'B'
                     --------------------------------------------------------------------------------------------------------------
                     Equity Basket                       8,000     MSCI Sweden OPALS       1,722,000             --      1,722,000
                                                                    'B'(c)(d)
                     --------------------------------------------------------------------------------------------------------------
                     Forest Products & Paper            10,000     Svenska Cellulosa AB      233,236             --        233,236
                                                                    (SCA) 'B'
                     --------------------------------------------------------------------------------------------------------------
                     Merchandising                      28,000     Hennes & Mauritz AB       630,204             --        630,204
                                                                    'B'
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    6,153,953      2,349,446      8,503,399
                                                                    SWEDEN
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland          Banking                             8,450     Credit Suisse Group       601,085        871,137      1,472,222
                                                                    (Registered Shares)
                                                         3,000     UBS AG (Registered        871,795             --        871,795
                                                                    Shares)
                                                                                         -----------    -----------    -----------
                                                                                           1,472,880        871,137      2,344,017
                     --------------------------------------------------------------------------------------------------------------
                     Health & Personal Care              1,950     Novartis AG             1,384,089      1,456,936      2,841,025
                                                                    (Registered Shares)
                                                           130     Roche Holding AG        1,381,197             --      1,381,197
                                                                                         -----------    -----------    -----------
                                                                                           2,765,286      1,456,936      4,222,222
                     --------------------------------------------------------------------------------------------------------------
                     Food & Household Products           1,400     Nestle SA                 992,604      1,534,024      2,526,628
                                                                    (Registered Shares)
                     --------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                  MERRILL LYNCH INTERNATIONAL EQUITY FUND AND
                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                   AS OF MAY 31, 1999 (UNAUDITED) (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PRO FORMA
                                                                                        INTERNATIONAL    CONSULTS     INTERNATIONAL
                                                   SHARES HELD/                            EQUITY      INTERNATIONAL     EQUITY
                               INDUSTRY            FACE AMOUNT         INVESTMENTS         FUND++       PORTFOLIO++      FUND++
-----------------------------------------------------------------------------------------------------------------------------------
                     Insurance                             190     Schweizerische            361,887             --        361,887
                                                                    Rueckversicherungs-
                                                                    Gesellschaft
                                                                    (Registered Shares)
                                                           600     Zurich Allied AG          354,241             --        354,241
                                                                                         -----------    -----------    -----------
                                                                                             716,128             --        716,128
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                  4,150     Swisscom AG             1,500,657             --      1,500,657
                                                                    (Registered Shares)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    7,447,555      3,862,097     11,309,652
                                                                    SWITZERLAND
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom       Aerospace & Military              128,000     British Aerospace         843,896             --        843,896
                     Technology                                     PLC
                     --------------------------------------------------------------------------------------------------------------
                     Banking                            32,000     Abbey National PLC        660,975             --        660,975
                                                        40,000     Bank of Scotland          556,577             --        556,577
                                                        32,000     Barclays PLC              969,943             --        969,943
                                                        32,724     HSBC Holdings PLC       1,092,491             --      1,092,491
                                                        86,000     Lloyds TSB Group PLC    1,136,051             --      1,136,051
                                                        37,500     National Westminster      859,844             --        859,844
                                                                    Bank PLC
                                                                                         -----------    -----------    -----------
                                                                                           5,275,881             --      5,275,881
                     --------------------------------------------------------------------------------------------------------------
                     Beverages                          55,000     Cadbury Schweppes         372,739             --        372,739
                                                                    PLC
                                                       295,500     Diageo PLC              1,545,246      1,561,014      3,106,260
                                                                                         -----------    -----------    -----------
                                                                                           1,917,985      1,561,014      3,478,999
                     --------------------------------------------------------------------------------------------------------------
                     Broadcasting & Publishing          82,500     WPP Group PLC             665,779             --        665,779
                     --------------------------------------------------------------------------------------------------------------
                     Building Materials &               65,000     RMC Group PLC             866,970             --        866,970
                     Components
                     --------------------------------------------------------------------------------------------------------------
                     Business & Public Services         80,000     Securicor PLC             717,338             --        717,338
                                                       137,500     Shanks & McEwan           512,984             --        512,984
                                                                    Group PLC
                                                                                         -----------    -----------    -----------
                                                                                           1,230,322             --      1,230,322
                     --------------------------------------------------------------------------------------------------------------
                     Construction & Housing             50,000     The Berkeley Group        551,613             --        551,613
                                                                    PLC
                     --------------------------------------------------------------------------------------------------------------
                     Data Processing &                  82,500     Computacenter PLC         541,606             --        541,606
                     Reproduction
                     --------------------------------------------------------------------------------------------------------------
                     Energy                             60,000     British Energy PLC        535,601             --        535,601
                     --------------------------------------------------------------------------------------------------------------
                     Energy Sources                    309,500     BP Amoco PLC            4,068,929      1,466,603      5,535,532
                     --------------------------------------------------------------------------------------------------------------
                     Financial Services                 75,000     Allied Zurich PLC                        955,916        955,916
                                                        52,000     +Halifax                  671,095             --        671,095
                                                        20,000     Schroders PLC             415,992             --        415,992
                                                                                         -----------    -----------    -----------
                                                                                           1,087,087        955,916      2,043,003
                     --------------------------------------------------------------------------------------------------------------
                     Food & Household Products         142,285     Unilever PLC            1,250,769             --      1,250,769
                     --------------------------------------------------------------------------------------------------------------
                     Health & Personal Care             35,000     AstraZeneca Group       1,390,402             --      1,390,402
                                                                    PLC
                                                        80,000     Glaxo Wellcome PLC      1,374,598        869,644      2,244,242
                                                       124,000     Nycomed Amersham PLC      882,549             --        882,549
                                                       101,100     SmithKline Beecham      1,317,714             --      1,317,714
                                                                    PLC
                                                                                         -----------    -----------    -----------
                                                                                           4,965,263        869,644      5,834,907
                     --------------------------------------------------------------------------------------------------------------
                     Industrial Components             110,000     BBA Group PLC             778,503             --        778,503
                     --------------------------------------------------------------------------------------------------------------
                     Insurance                         160,000     Prudential                791,153      1,318,588      2,109,741
                                                                    Corporation PLC
                                                       177,273     Royal & Sun Alliance    1,449,050             --      1,449,050
                                                                    Insurance Group PLC
                                                        25,515     Sun Life and              192,732             --        192,732
                                                                    Provincial Holdings
                                                                    PLC
                                                                                         -----------    -----------    -----------
                                                                                           2,432,935      1,318,588      3,751,523
                     --------------------------------------------------------------------------------------------------------------
                     Leisure & Tourism                  30,000     Bass PLC                  442,412             --        442,412
                                                        90,000     Carlton                   716,937             --        716,937
                                                                    Communications PLC
                                                                                         -----------    -----------    -----------
                                                                                           1,159,349             --      1,159,349
                     --------------------------------------------------------------------------------------------------------------
                     Machinery & Engineering            30,000     GKN PLC                   500,775             --        500,775
                     --------------------------------------------------------------------------------------------------------------
                     Merchandising                     220,000     ASDA Group PLC            623,507             --        623,507
                                                        14,000     Dixons Group PLC          251,292             --        251,292
                                                       130,000     The Great Universal     1,386,319             --      1,386,319
                                                                    Stores PLC
                                                        75,000     J Sainsbury PLC           455,742             --        455,742
                                                       625,000     Tesco PLC               1,818,863             --      1,818,863
                                                                                         -----------    -----------    -----------
                                                                                           4,535,723             --      4,535,723
                     --------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                  MERRILL LYNCH INTERNATIONAL EQUITY FUND AND
                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                   AS OF MAY 31, 1999 (UNAUDITED) (CONTINUED)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PRO FORMA
                                                                                        INTERNATIONAL    CONSULTS     INTERNATIONAL
                                                   SHARES HELD/                            EQUITY      INTERNATIONAL     EQUITY
                               INDUSTRY            FACE AMOUNT         INVESTMENTS         FUND++       PORTFOLIO++      FUND++
-----------------------------------------------------------------------------------------------------------------------------------
                     Metals -- Nonferrous               24,000     Rio Tinto PLC             351,624             --        351,624
                                                                    (Registered Shares)
                     --------------------------------------------------------------------------------------------------------------
                     Miscellaneous Materials &         137,500     Rexam PLC                 543,808             --        543,808
                     Commodities
                     --------------------------------------------------------------------------------------------------------------
                     Multi-Industry                    126,321     BTR Siebe PLC             575,444             --        575,444
                     --------------------------------------------------------------------------------------------------------------
                     Retail                             80,000     Boots Company PLC              --      1,045,263      1,045,263
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                165,000     British                 2,750,301             --      2,750,301
                                                                    Telecommunications
                                                                    PLC
                                                        50,000     Cable & Wireless PLC      616,462             --        616,462
                                                       130,000     Vodafone Group PLC      2,474,975             --      2,474,975
                                                                                         -----------    -----------    -----------
                                                                                           5,841,738             --      5,841,738
                     --------------------------------------------------------------------------------------------------------------
                     Transportation -- Airlines        227,000     British Airways PLC       337,149      1,291,208      1,628,357
                     --------------------------------------------------------------------------------------------------------------
                     Utilities -- Electrical &         290,058     BG PLC                    714,495        879,698      1,594,193
                     Gas
                                                        50,000     National Power PLC        389,292             --        389,292
                                                        50,000     Scottish Power PLC        430,723             --        430,723
                                                                                         -----------    -----------    -----------
                                                                                           1,534,510        879,698      2,414,208
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN   42,393,259      9,387,934     51,781,193
                                                                    UNITED KINGDOM
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN  131,254,689     32,850,860    164,105,549
                                                                    EUROPE
-----------------------------------------------------------------------------------------------------------------------------------
LATIN AMERICA
-----------------------------------------------------------------------------------------------------------------------------------
Argentina            Oil & Gas Producers                 25000     YPF Sociedad Anonima           --      1,053,125      1,053,125
                                                                    (ADR)(a)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN           --      1,053,125      1,053,125
                                                                    ARGENTINA
-----------------------------------------------------------------------------------------------------------------------------------
Brazil               Equity Basket                      55,000     MSCI Brazil OPALS(c)    2,072,950             --      2,072,950
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    2,072,950             --      2,072,950
                                                                    BRAZIL
-----------------------------------------------------------------------------------------------------------------------------------
Chile                Financial Investment Fund          24,750     +Genesis Chile Fund       730,125             --        730,125
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN      730,125             --        730,125
                                                                    CHILE
-----------------------------------------------------------------------------------------------------------------------------------
Mexico               Foreign Bonds                   1,923,000     Mexican Par Bond               19             --             19
                                                                    (Rights)(h)
                                                           USD     United Mexican          1,037,500             --      1,037,500
                                                     1,250,000      States, 'C', 6.201%
                                                                    due 12/31/2019(i)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    1,037,519             --      1,037,519
                                                                    MEXICO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    3,840,594      1,053,125      4,893,719
                                                                    LATIN AMERICA
-----------------------------------------------------------------------------------------------------------------------------------
MIDDLE EAST
-----------------------------------------------------------------------------------------------------------------------------------
Israel               Industrial Conglomerates            8,109     Koor Industries           174,850             --        174,850
                                                                    Limited (ADR)(a)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN      174,850             --        174,850
                                                                    MIDDLE EAST
-----------------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA
-----------------------------------------------------------------------------------------------------------------------------------
Canada               Aerospace & Military               27,760     Bombardier Inc. 'B'       432,305             --        432,305
                     Technology
                     --------------------------------------------------------------------------------------------------------------
                     Banking                             3,360     Bank of Montreal          128,985             --        128,985
                                                         7,210     Royal Bank of Canada      330,959             --        330,959
                                                         5,140     The Toronto-Dominion      271,943             --        271,943
                                                                    Bank
                                                                                         -----------    -----------    -----------
                                                                                             731,887             --        731,887
                     --------------------------------------------------------------------------------------------------------------
                     Beverages & Tobacco                12,090     Seagram Company           633,070             --        633,070
                     --------------------------------------------------------------------------------------------------------------
                     Broadcasting & Publishing          17,980     +Rogers                   371,705             --        371,705
                                                                    Communications,
                                                                    Inc. 'B'
                     --------------------------------------------------------------------------------------------------------------
                     Business & Public Services         34,890     Laidlaw Inc.              246,757             --        246,757
                     --------------------------------------------------------------------------------------------------------------
                     Electrical & Electronics            6,470     +Newbridge Networks       178,854             --        178,854
                                                                    Corporation
                     --------------------------------------------------------------------------------------------------------------
                     Energy Sources                      8,590     Alberta Energy            248,266             --        248,266
                                                                    Company Ltd.
                                                        22,520     +Renaissance Energy       286,382             --        286,382
                                                                    Ltd.
                                                         9,120     Suncor Energy, Inc.       344,520             --        344,520
                                                                                         -----------    -----------    -----------
                                                                                             879,168             --        879,168
                     --------------------------------------------------------------------------------------------------------------
                     Forest Products & Paper            21,410     Abitibi-Consolidated      219,851             --        219,851
                                                                    Inc.
                     --------------------------------------------------------------------------------------------------------------
                     Gold Mines                         18,210     Placer Dome Inc.          203,090             --        203,090
                     --------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                  MERRILL LYNCH INTERNATIONAL EQUITY FUND AND
                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                   AS OF MAY 31, 1999 (UNAUDITED) (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PRO FORMA
                                                                                        INTERNATIONAL    CONSULTS     INTERNATIONAL
                                                   SHARES HELD/                            EQUITY      INTERNATIONAL     EQUITY
                               INDUSTRY            FACE AMOUNT         INVESTMENTS         FUND++       PORTFOLIO++      FUND++
-----------------------------------------------------------------------------------------------------------------------------------
                     Merchandising                       6,510     Canadian Tire Corp.       194,348             --        194,348
                                                                    'A'
                     --------------------------------------------------------------------------------------------------------------
                     Metals -- Nonferrous               14,730     Inco Limited              210,357             --        210,357
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                  8,160     BCE Inc.                  376,509             --        376,509
                                                        15,450     Nortel Networks         1,161,508             --      1,161,508
                                                                    Corporation
                                                         7,190     Teleglobe Inc.            218,071             --        218,071
                                                                                         -----------    -----------    -----------
                                                                                           1,379,579             --      1,379,579
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    6,057,480             --      6,057,480
                                                                    NORTH AMERICA
-----------------------------------------------------------------------------------------------------------------------------------
PACIFIC BASIN/ASIA
-----------------------------------------------------------------------------------------------------------------------------------
Australia            Banking                            41,200     National Australia        668,759             --        668,759
                                                                    Bank Limited
                                                        45,000     Westpac Banking           308,815             --        308,815
                                                                    Corporation Limited
                                                                                         -----------    -----------    -----------
                                                                                             977,574             --        977,574
                     --------------------------------------------------------------------------------------------------------------
                     Beverages & Tobacco                44,000     Foster's Brewing          124,926             --        124,926
                                                                    Group Limited
                     --------------------------------------------------------------------------------------------------------------
                     Broadcasting & Publishing          93,800     The News Corporation      776,868             --        776,868
                                                                    Limited
                                                        31,500     The News Corporation      240,941             --        240,941
                                                                    Limited (Preferred)
                                                        19,500     Publishing &              122,836             --        122,836
                                                                    Broadcasting
                                                                    Limited
                                                                                         -----------    -----------    -----------
                                                                                           1,140,645             --      1,140,645
                     --------------------------------------------------------------------------------------------------------------
                     Building Materials &               81,000     Pioneer                   188,645             --        188,645
                     Components                                     International
                                                                    Limited
                     --------------------------------------------------------------------------------------------------------------
                     Business & Public Services          6,000     Brambles Industries       160,423             --        160,423
                                                                    Limited
                     --------------------------------------------------------------------------------------------------------------
                     Chemicals                          31,500     Orica Limited             174,544             --        174,544
                     --------------------------------------------------------------------------------------------------------------
                     Energy Sources                     51,000     Broken Hill               524,752             --        524,752
                                                                    Proprietary Company
                                                                    Limited
                                                        23,600     Woodside Petroleum        147,444             --        147,444
                                                                    Limited
                                                                                         -----------    -----------    -----------
                                                                                             672,196             --        672,196
                     --------------------------------------------------------------------------------------------------------------
                     Gold Mines                         80,000     +Newcrest Mining          149,158             --        149,158
                                                        93,000     Normandy Mining            67,533             --         67,533
                                                                    Limited
                                                                                         -----------    -----------    -----------
                                                                                             216,691             --        216,691
                     --------------------------------------------------------------------------------------------------------------
                     Insurance                          23,500     +AMP Limited              256,433             --        256,433
                                                        42,800     National Mutual            70,839             --         70,839
                                                                    Holdings Limited
                                                        33,800     QBE Insurance Group       132,672             --        132,672
                                                                    Limited
                                                                                         -----------    -----------    -----------
                                                                                             459,944             --        459,944
                     --------------------------------------------------------------------------------------------------------------
                     Merchandising                      18,800     Coles Myer Limited         98,552             --         98,552
                                                        35,000     Woolworths Limited        117,004             --        117,004
                                                                                         -----------    -----------    -----------
                                                                                             215,556             --        215,556
                     --------------------------------------------------------------------------------------------------------------
                     Metals -- Nonferrous              200,000     M.I.M. Holdings           108,597             --        108,597
                                                                    Limited
                                                        67,500     WMC Limited               250,820             --        250,820
                                                                                         -----------    -----------    -----------
                                                                                             359,417             --        359,417
                     --------------------------------------------------------------------------------------------------------------
                     Real Estate                        24,700     Lend Lease                313,609             --        313,609
                                                                    Corporation Limited
                                                        18,700     Westfield Holdings        110,714             --        110,714
                                                                    Limited
                                                                                         -----------    -----------    -----------
                                                                                             424,323             --        424,323
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                 33,000     +AAPT Limited             119,601             --        119,601
                                                       168,600     +Telstra Corporation      573,241        262,818        836,059
                                                                    Limited
                                                                                         -----------    -----------    -----------
                                                                                             692,842        262,818        955,660
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    5,807,726        262,818      6,070,544
                                                                    AUSTRALIA
-----------------------------------------------------------------------------------------------------------------------------------
Hong Kong            Multi-Industry                      65000     Hutchison Whampoa              --        540,689        540,689
                                                                    Limited
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN           --        540,689        540,689
                                                                    HONG KONG
-----------------------------------------------------------------------------------------------------------------------------------
Japan                Appliances & Household             24,600     Sony Corporation          950,588      1,364,706      2,315,294
                     Durables
                     --------------------------------------------------------------------------------------------------------------
                     Automobiles                       115,000     Fuji Heavy                752,693             --        752,693
                                                                    Industries, Ltd.
                                                        39,000     Toyota Motor            1,066,280             --      1,066,280
                                                                    Corporation
                                                                                         -----------    -----------    -----------
                                                                                           1,818,973             --      1,818,973
                     --------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                  MERRILL LYNCH INTERNATIONAL EQUITY FUND AND
                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                   AS OF MAY 31, 1999 (UNAUDITED) (CONTINUED)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PRO FORMA
                                                                                        INTERNATIONAL    CONSULTS     INTERNATIONAL
                                                   SHARES HELD/                            EQUITY      INTERNATIONAL     EQUITY
                               INDUSTRY            FACE AMOUNT         INVESTMENTS         FUND++       PORTFOLIO++      FUND++
-----------------------------------------------------------------------------------------------------------------------------------
                     Banking                           144,000     The Asahi Bank, Ltd.      685,998             --        685,998
                                                        40,000     The Bank of                              536,868        536,868
                                                                    Tokyo-Mitsubishi,
                                                                    Ltd.
                                                                                         -----------    -----------    -----------
                                                                                             685,998        536,868      1,222,866
                     --------------------------------------------------------------------------------------------------------------
                     Beverages & Tobacco                    74     Japan Tobacco, Inc.       741,839             --        741,839
                     --------------------------------------------------------------------------------------------------------------
                     Broadcasting & Publishing          16,000     Nippon Broadcasting       689,312             --        689,312
                                                                    System,
                                                                    Incorporated
                                                         1,350     Nippon Television         469,760             --        469,760
                                                                    Network Corp.
                                                                                         -----------    -----------    -----------
                                                                                           1,159,072             --      1,159,072
                     --------------------------------------------------------------------------------------------------------------
                     Building Materials &              116,000     Sekisui Chemical          718,873             --        718,873
                     Components                                     Co., Ltd.
                     --------------------------------------------------------------------------------------------------------------
                     Business & Public Services         39,000     Ricoh Co., Ltd.           432,974             --        432,974
                     --------------------------------------------------------------------------------------------------------------
                     Chemicals                          94,000     Kaneka Corporation        822,403             --        822,403
                                                        39,000     Shin-Etsu Chemical        745,650        466,031      1,211,681
                                                                    Co., Ltd.
                                                       144,000     Toray Industries,         700,315             --        700,315
                                                                    Inc.
                                                                                         -----------    -----------    -----------
                                                                                           2,268,368        466,031      2,734,399
                     --------------------------------------------------------------------------------------------------------------
                     Construction & Housing            161,000     Nishimatsu                888,368             --        888,368
                                                                    Construction Co.,
                                                                    Ltd.
                     --------------------------------------------------------------------------------------------------------------
                     Convertible Bonds             USD1,070,000    MBL International       1,182,350             --      1,182,350
                                                                    Finance (Bermuda),
                                                                    3% due 11/30/2002
                     --------------------------------------------------------------------------------------------------------------
                     Data Processing and               179,000     Fujitsu Limited         1,322,121      1,673,571      2,995,692
                     Reproduction
                     --------------------------------------------------------------------------------------------------------------
                     Electrical & Electronics          118,000     Hitachi Ltd.              869,113             --        869,113
                                                        29,000     Square Co., Ltd.          915,410             --        915,410
                                                                                         -----------    -----------    -----------
                                                                                           1,784,523             --      1,784,523
                     --------------------------------------------------------------------------------------------------------------
                     Electronic Components &             5,000     Keyence Corporation       724,938             --        724,938
                     Instrumentation                    15,000     Murata Manufacturing      828,915             --        828,915
                                                                    Co., Ltd.
                                                            38     +NTT Mobile             2,081,027             --      2,081,027
                                                                    Communications
                                                                    Network, Inc.(d)
                                                         7,000     Rohm Company Ltd.         918,061             --        918,061
                                                                                         -----------    -----------    -----------
                                                                                           4,552,941             --      4,552,941
                     --------------------------------------------------------------------------------------------------------------
                     Financial Investment Company       13,000     Jafco Co., Ltd.           523,447             --        523,447
                     --------------------------------------------------------------------------------------------------------------
                     Diversified Financials            123,000     Daiwa Securities          650,157             --        650,157
                                                                    Group Inc.
                                                   120,000,000     +Sanwa International    1,028,998             --      1,028,998
                                                                    Finance Ltd.
                                                                    (Convertible
                                                                    Preferred)
                                                           130     Shohkoh Fund & Co.,        72,809             --         72,809
                                                                    Ltd.
                                                        12,700     Takefuji Corporation    1,120,588             --      1,120,588
                                                                                         -----------    -----------    -----------
                                                                                           2,872,552             --      2,872,552
                     --------------------------------------------------------------------------------------------------------------
                     Health & Personal Care             48,000     Fujisawa                  755,195             --        755,195
                                                                    Pharmacturical Co.,
                                                                    Ltd.
                                                        29,000     Sankyo Company, Ltd.      683,554             --        683,554
                                                         9,000     Taisho                    288,567             --        288,567
                                                                    Pharmaceutical
                                                                    Company, Ltd.
                                                        19,000     Takeda Chemical           845,319             --        845,319
                                                                    Industries, Ltd.
                                                                                         -----------    -----------    -----------
                                                                                           2,572,635             --      2,572,635
                     --------------------------------------------------------------------------------------------------------------
                     Industrial Components              68,000     Bridgestone Corp.         735,377      1,050,539      1,785,916
                                                       131,000     NSK Limited               628,409             --        628,409
                                                                                         -----------    -----------    -----------
                                                                                           1,363,786      1,050,539      2,414,325
                     --------------------------------------------------------------------------------------------------------------
                     Insurance                         136,000     Mitsui Marine and         685,070             --        685,070
                                                                    Fire Insurance
                                                                    Company, Ltd.
                     --------------------------------------------------------------------------------------------------------------
                     Machinery & Engineering           118,000     Komatsu Ltd.              701,939             --        701,939
                                                         4,400     THK Co., Ltd.              81,657             --         81,657
                                                                                         -----------    -----------    -----------
                                                                                             783,596             --        783,596
                     --------------------------------------------------------------------------------------------------------------
                     Merchandising                       2,000     Art Vivant Co., Ltd.       51,367             --         51,367
                                                        31,000     Ito-Yokado Co., Ltd.      716,819      1,134,963      1,851,782
                                                        46,000     Uny Co., Ltd.             691,715             --        691,715
                                                                                         -----------    -----------    -----------
                                                                                           1,459,901      1,134,963      2,594,864
                     --------------------------------------------------------------------------------------------------------------
                     Metals -- Steel                   324,000     Nippon Steel              681,823             --        681,823
                                                                    Corporation
                     --------------------------------------------------------------------------------------------------------------
                     Multi-Industry                     54,000     Ibiden Co., Ltd.          876,885             --        876,885
                     --------------------------------------------------------------------------------------------------------------
                     Non Index                         660,099     Nikkei 225                280,009             --        280,009
                                                                    (Warrants)(f)
                     --------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                  MERRILL LYNCH INTERNATIONAL EQUITY FUND AND
                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                   AS OF MAY 31, 1999 (UNAUDITED) (CONTINUED)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PRO FORMA
                                                                                        INTERNATIONAL    CONSULTS     INTERNATIONAL
                                                   SHARES HELD/                            EQUITY      INTERNATIONAL     EQUITY
                               INDUSTRY            FACE AMOUNT         INVESTMENTS         FUND++       PORTFOLIO++      FUND++
-----------------------------------------------------------------------------------------------------------------------------------
                     Real Estate                        85,000     Mitsui Fudosan Co.,       710,563             --        710,563
                                                                    Ltd.
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                    140     Nippon Telegraph &        830,986        537,697      1,368,683
                                                                    Telephone
                                                                    Corporation (NTT)
                     --------------------------------------------------------------------------------------------------------------
                     Transportation -- Road                134     East Japan Railway        777,133             --        777,133
                                                                    Company
                     & Rail                            116,000     Nippon Express Co.,       663,132             --        663,132
                                                                    Ltd.
                                                                                         -----------    -----------    -----------
                                                                                           1,440,265             --      1,440,265
                     --------------------------------------------------------------------------------------------------------------
                     Wholesale & International          81,000     Mitsui & Co., Ltd.        518,749             --        518,749
                     Trade                               6,400     Softbank Corporation      737,034             --        737,034
                                                                                         -----------    -----------    -----------
                                                                                           1,255,783             --      1,255,783
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN   34,844,289      6,764,375     41,608,664
                                                                    JAPAN
-----------------------------------------------------------------------------------------------------------------------------------
New Zealand          Broadcasting & Publishing         127,270     +Sky Network              200,220             --        200,220
                                                                    Television Limited
                     --------------------------------------------------------------------------------------------------------------
                     Energy Sources                     90,270     Fletcher Challenge        216,883             --        216,883
                                                                    Energy
                     --------------------------------------------------------------------------------------------------------------
                     Forest Products & Paper           321,410     Fletcher Challenge        273,459             --        273,459
                                                                    Paper
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                 81,970     Telecom Corporation       353,529             --        353,529
                                                                    of New Zealand
                                                                    Limited
                     --------------------------------------------------------------------------------------------------------------
                                                                   Total Investments in    1,044,091             --      1,044,091
                                                                    New Zealand
-----------------------------------------------------------------------------------------------------------------------------------
Philippines          Equity Basket                      15,000     MSCI Philippines          716,400             --        716,400
                                                                    OPALS 'B'(c)(d)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN      716,400             --        716,400
                                                                    PHILIPPINES
-----------------------------------------------------------------------------------------------------------------------------------
Singapore            Equity Basket                      64,000     MSCI Singapore OPALS    2,956,160             --      2,956,160
                                                                    'B'(c)
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                151,000     Singapore                 254,804             --        254,804
                                                                    Telecommunications,
                                                                    Ltd.
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    3,210,964             --      3,210,964
                                                                    SINGAPORE
-----------------------------------------------------------------------------------------------------------------------------------
South Korea          Appliances & Household                568     +Samsung Electronics       20,959             --         20,959
                     Durables                                       (GDR)(b)(d)
                     --------------------------------------------------------------------------------------------------------------
                     Telecommunications                    946     SK Telecom Co. Ltd.        13,474             --         13,474
                                                                    (ADR)(a)(d)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN       34,433             --         34,433
                                                                    SOUTH KOREA
-----------------------------------------------------------------------------------------------------------------------------------
Thailand             Equity Basket                      11,000     MSCI Thailand           1,084,820             --      1,084,820
                                                                    OPALS(c)
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN    1,084,820             --      1,084,820
                                                                    THAILAND
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN   46,742,723      7,567,882     54,310,605
                                                                    PACIFIC BASIN/ ASIA
-----------------------------------------------------------------------------------------------------------------------------------
SOUTH EAST ASIA
-----------------------------------------------------------------------------------------------------------------------------------
India                Beverages & Tobacco                   200     ITC Ltd.                    4,735             --          4,735
                     --------------------------------------------------------------------------------------------------------------
                     Chemicals                             308     Reliance Industries         1,114             --          1,114
                                                                    Ltd.
                     --------------------------------------------------------------------------------------------------------------
                     Health & Personal Care                200     +Reckitt & Coleman          2,132             --          2,132
                                                                    of India Ltd.
                     --------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS IN        7,981             --          7,981
                                                                    SOUTH EAST ASIA
-----------------------------------------------------------------------------------------------------------------------------------
                                                       FACE
              SHORT-TERM SECURITIES                   AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                     Commercial Paper*             USD  910,000    General Motors                 --        909,625        909,625
                                                                    Acceptance Corp.,
                                                                    4.94% due 6/01/1999
                     --------------------------------------------------------------------------------------------------------------
                     US Government & Agency        USD 10,150,000  Federal Home Loan      10,146,042             --     10,146,042
                     Obligations*                                   Banks, 4.68% due
                                                                    6/01/1999
                                                     1,500,000     US Treasury Bills,      1,490,625             --      1,490,625
                                                                    4.22% due
                                                                    7/22/1999(g)
                     --------------------------------------------------------------------------------------------------------------
                                                                   Total Investments in   11,636,667        909,625     12,546,292
                                                                    Short-Term
                                                                    Securities
-----------------------------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                  MERRILL LYNCH INTERNATIONAL EQUITY FUND AND
                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                   AS OF MAY 31, 1999 (UNAUDITED) (CONTINUED)


----------------------------------------------------------------------------------------------------------------------------------
                                                     NOMINAL
                                                      VALUE                                                            PRO FORMA
                                                   COVERED BY                          INTERNATIONAL    CONSULTS     INTERNATIONAL
                                                     OPTIONS                              EQUITY      INTERNATIONAL     EQUITY
                OPTIONS PURCHASED                   PURCHASED         INVESTMENTS         FUND++       PORTFOLIO++      FUND++
----------------------------------------------------------------------------------------------------------------------------------
                     Call Options Purchased            47,000     OCBC, expiring March      298,779             --        298,779
                                                                   2000 at USD 0.01
                                                       40,000     DBS, expiring March       321,280             --        321,280
                                                                   2000 at USD 0.01
                                                       50,000     UOB, expiring March       286,050             --        286,050
                                                                   2000 at USD 0.01
                                                       50,000     SIA, expiring March       355,400             --        355,400
                                                                   2000 at USD 0.01
                     -------------------------------------------------------------------------------------------------------------
                     Currency Put Options          12,000,000     Japanese Yen,               1,200             --          1,200
                     Purchased                                     expiring October
                                                                   1999 at Y150
                     -------------------------------------------------------------------------------------------------------------
                     Put Options Purchased              1,935     CAC, expiring June         50,552             --         50,552
                                                                   1999 at USD 37.73
                     -------------------------------------------------------------------------------------------------------------
                                                                  Total Options           1,313,261             --      1,313,261
                                                                   Purchased
                     -------------------------------------------------------------------------------------------------------------
                                                                  Total Investments     202,241,772     42,381,492    244,623,264
----------------------------------------------------------------------------------------------------------------------------------
                                                     NOMINAL
                                                      VALUE
                                                   COVERED BY
                                                     OPTIONS
                 OPTIONS WRITTEN                     WRITTEN
----------------------------------------------------------------------------------------------------------------------------------
                     Currency Call Options         12,000,000     Japanese Yen,             (21,600)            --        (21,600)
                     Written                                       expiring October
                                                                   1999 at Y96.45
                     -------------------------------------------------------------------------------------------------------------
                                                                  Total Options             (21,600)            --        (21,600)
                                                                   Written
----------------------------------------------------------------------------------------------------------------------------------
Total Investment, Net of Options Written(Cost $233,447,106) -- 98.7%                    202,220,172     42,381,492    244,601,664
Interest Rate Swaps -- (0.1%)                                                              (138,566)            --       (138,566)
Variation Margin on Financial Futures Contracts** -- 0.0%                                   (81,578)            --        (81,578)
Unrealized Appreciation on Forward Foreign Exchange Contracts*** -- 0.0%                     27,246             --         27,246
Other Assets Less Liabilities -- 1.4%                                                     3,731,266       (246,319)    (1,126,346)#
                                                                                        -----------    -----------    -----------
Net Assets                                                                              205,758,540     42,135,173    248,535,112#
----------------------------------------------------------------------------------------------------------------------------------


 * Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
 ** Financial futures contracts sold as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------


                                                                                     VALUE
NUMBER OF CONTRACTS         ISSUE                   EXCHANGE   EXPIRATION DATE  (NOTES 1a & 1c)
-----------------------------------------------------------------------------------------------
        37                FT-SE 100                  LIFFE        June 1999       $3,698,628
        11           All Ordinaries Index          Sydney FE      June 1999          515,968
         4              TSE-35 Index               Toronto SE     June 1999          526,352
-----------------------------------------------------------------------------------------------
Total Financial Futures Contracts Sold (Total Contract Price -- $4,784,944)       $4,740,948
-----------------------------------------------------------------------------------------------


Financial futures contracts purchased as of May 31, 1999 were as follows:


-----------------------------------------------------------------------------------------------
                                                                                   VALUE
NUMBER OF CONTRACTS                   ISSUE         EXCHANGE   EXPIRATION DATE  (NOTES 1A & 1C)
       ----------------------------------------------------------------------------------------
        20                      Taiwan MSCI Index    SIMEX        June 1999       $  630,600
        68                      Nikkei 225 Index     SIMEX        June 1999        4,491,549
        57                          OMX Index         OML         June 1999          513,000
        24                           CAC 40          MATIF        June 1999        1,075,180
-----------------------------------------------------------------------------------------------
Total Financial Futures Contracts Puchased (Total Contract Price -- $6,997,339)   $6,710,329
-----------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                  MERRILL LYNCH INTERNATIONAL EQUITY FUND AND
                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                   AS OF MAY 31, 1999 (UNAUDITED) (CONTINUED)

*** Forward foreign exchange contracts as of May 31, 1999 were as follows:
---------------------------------------------------------

                                          UNREALIZED
                                         APPRECIATION
FOREIGN CURRENCY SOLD   EXPIRATION DATE   (NOTE 1c)
-----------------------------------------------------
PHP   24,610,000          June 1999       $    649
SGD    1,400,000          June 1999          3,933
Y    738,664,000          June 1999         22,664
                                           -------
Total Unrealized Appreciation on
Forward Foreign Exchange Contracts --
Net (US$ commitment -- $7,642,931)         $27,246
-----------------------------------------------------

---------------
(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital International (MSCI) country index.


(d) The security may be offered and sold to 'qualified institutional buyers' under Rule 144A of the Securities Act of 1933.



(e) The rights may be exercised until 6/25/1999.


(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(g) Security held as collateral in connection with open financial futures contracts.


(h) The rights may be exercised until 6/30/2003.



(i) Brady Bonds are securities that have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.


 +  Non-income producing investment.


++  Value as discussed in Combined Notes to Financial Statements.


 # Assumes accrual of estimated Reorganization expenses of $150,000 and distribution of undistributed net investment income and undistributed realized capital gains.

                        See Notes to Financial Statements.

             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                FOR MERRILL LYNCH INTERNATIONAL EQUITY FUND AND

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

                         AS OF MAY 31, 1999 (UNAUDITED)


     The following unaudited pro forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of the respective Funds at May 31, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at May 31, 1999. The pro forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at May 31, 1999. The pro forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the audited financial statements of Merrill Lynch International Equity Fund included in its Annual Report to Shareholders, which accompanies this Statement of Additional Information and from Merrill Lynch Consults International Portfolio's audited financial statements and related notes included in its Annual Report to Shareholders, which is incorporated herein by reference.



                                                       INTERNATIONAL     CONSULTS                       PRO FORMA
                                                          EQUITY       INTERNATIONAL                  INTERNATIONAL
                                                           FUND          PORTFOLIO     ADJUSTMENTS     EQUITY FUND
                                                       -------------   -------------   -----------    -------------
ASSETS:
Investments, at value* (Note 1a).....................  $200,928,511     $42,381,492                   $243,310,003
Options purchased at value** (Notes 1a & 1c).........     1,313,261              --                      1,313,261
Unrealized appreciation on forward foreign exchange
  contracts (Note 1c)................................        27,246           7,055                         34,301
Foreign Cash (Note 1b)...............................       416,308             578                        416,886
Cash.................................................     1,084,017              --                      1,084,017
Receivables:
  Securities sold....................................     6,158,342         932,000                      7,090,342
  Dividends..........................................     1,527,061         262,737                      1,789,798
  Beneficial interest sold...........................        94,140              --                         94,140
  Forward foreign exchange contracts (Note 1c).......        54,745              --                         54,745
  Interest...........................................        18,890              --                         18,890
Prepaid registrations fees and other assets (Note
  1f)................................................       584,106          19,533                        603,639
                                                       ------------     -----------    -----------    ------------
Total assets.........................................   212,206,627      43,603,395                    255,810,022
                                                       ------------     -----------    -----------    ------------
LIABILITIES:
Options written, at value*** (Notes 1a & 1c).........        21,600              --                         21,600
Interest rate swaps at value (Note 1c)...............       138,566              --                        138,566
Payables:
  Securities purchased...............................     4,642,154         909,500                      5,551,654
  Beneficial interest redeemed.......................       832,537         325,361                      1,157,898
  Dividends to shareholders (Note 1g)................            --              --    $ 2,208,601(1)    2,208,601
  Distributor (Note 2)...............................       129,562          34,204                        163,766
  Investment adviser (Note 2)........................       124,698          25,653                        150,351
  Forward foreign exchange contracts (Note 1c).......       102,773              --                        102,773
  Variation margin (Note 1c).........................        81,578              --                         81,578
  Interest rate swap contracts (Note 1c).............         5,929              --                          5,929
  Custodian bank (Note 1h)...........................
  Administration fee.................................            --           8,551                          8,551
Accrued expenses and other liabilities...............       368,690         164,953        150,000(2)      683,643
                                                       ------------     -----------    -----------    ------------
Total liabilities....................................     6,448,087       1,468,222      2,358,601      10,274,910
                                                       ------------     -----------    -----------    ------------
NET ASSETS:
Net Assets...........................................  $205,758,540     $42,135,173    $(2,358,601)   $245,535,112
                                                       ============     ===========    ===========    ============

             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES


                FOR MERRILL LYNCH INTERNATIONAL EQUITY FUND AND


                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO


                   AS OF MAY 31, 1999 (UNAUDITED) (CONTINUED)



                                                       INTERNATIONAL     CONSULTS                       PRO FORMA
                                                          EQUITY       INTERNATIONAL                  INTERNATIONAL
                                                           FUND          PORTFOLIO     ADJUSTMENTS     EQUITY FUND
                                                       -------------   -------------   -----------    -------------
NET ASSETS CONSIST OF:
Class A Shares of beneficial interest, $0.10 par
  value, unlimited number of shares authorized.......  $    213,300              --             --    $    213,300
Class B Shares of beneficial interest, $0.10 par
  value, unlimited number of shares authorized.......     1,578,379              --             --       1,578,379
Class C Shares of beneficial interest, $0.10 par
  value, unlimited number of shares authorized.......        70,049     $   367,093    $    74,555         511,697
Class D Shares of beneficial interest, $0.10 par
  value, unlimited number of shares authorized.......       382,734              --                        382,734
Paid-in capital in excess of par.....................   259,340,650      32,497,282       (194,780)    291,643,152
Undistributed investment income -- net...............            --         212,506       (212,506)             --
Undistributed (accumulated) realized capital gains
  (losses) on investments and foreign currency
  transactions -- net................................    (3,000,383)      2,025,870     (2,025,870)     (3,000,383)
Accumulated distributions in excess of realized
  capital gains on investments and foreign currency
  transactions -- net (Note 1g)......................   (56,646,573)             --             --     (56,646,573)
Unrealized appreciation on investments and foreign
  currency transactions -- net.......................     3,820,384       7,032,422                     10,852,806
                                                       ------------     -----------    -----------    ------------
NET ASSETS...........................................  $205,758,540     $42,135,173    $(2,358,601)   $245,535,112
                                                       ============     ===========    ===========    ============
NET ASSET VALUE:
Class A:
  Net assets.........................................  $ 19,539,653              --    $   (11,823)   $ 19,527,830
                                                       ============     ===========    ===========    ============
  Shares outstanding.................................     2,133,003              --             --       2,133,003
                                                       ============     ===========    ===========    ============
  Net Asset Value....................................  $       9.16              --                   $       9.16
                                                       ============     ===========    ===========    ============
Class B:
  Net assets.........................................  $144,680,835              --    $   (87,546)   $144,593,289
                                                       ============     ===========    ===========    ============
  Shares outstanding.................................    15,783,791              --             --      15,783,791
                                                       ============     ===========    ===========    ============
  Net Asset Value....................................  $       9.17              --                   $       9.16
                                                       ============     ===========    ===========    ============
Class C:
  Net Assets.........................................  $  6,327,941     $42,135,173    $(2,237,926)   $ 46,225,188
                                                       ============     ===========    ===========    ============
  Shares outstanding.................................       700,487       3,670,926        745,554       5,116,967
                                                       ============     ===========    ===========    ============
  Net Asset Value....................................  $       9.03     $     11.48                   $       9.03
                                                       ============     ===========    ===========    ============
Class D:
  Net Assets.........................................  $ 35,210,111              --    $   (21,306)   $ 35,188,805
                                                       ============     ===========    ===========    ============
  Shares outstanding.................................     3,827,337              --             --       3,827,337
                                                       ============     ===========    ===========    ============
  Net Asset Value....................................  $       9.20              --                   $       9.19
                                                       ============     ===========    ===========    ============
-------------------------------------------------------------------------------------------------------------------
  * Identified Cost..................................  $197,139,732     $35,349,553             --    $232,489,285
                                                       ============     ===========    ===========    ============
 ** Cost of options purchased........................     1,065,221              --             --       1,065,221
                                                       ============     ===========    ===========    ============
*** Premiums received................................  $    107,400              --             --    $    107,400
                                                       ============     ===========    ===========    ============


--------------------------------------------------------------------------------
(1) Reflects the payment of undistributed net investment income and undistributed realized capital gains.

(2) Reflects the charge for estimated Reorganization expenses of $150,000.

                       See Notes to Financial Statements.

                 PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                  MERRILL LYNCH INTERNATIONAL EQUITY FUND AND

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

                        FOR THE YEAR ENDED MAY 31, 1999
                                  (UNAUDITED)


     The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statements of Operations of Merrill Lynch International Equity Fund and Merrill Lynch Consults International Portfolio for the year ended May 31, 1999, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on June 1, 1998. The Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on June 1, 1998 nor which may result from future operations. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the audited financial statements of Merrill Lynch International Equity Fund included in its Annual Report to Shareholders for the year ended May 31, 1999, which accompanies this Statement of Additional Information and from Merrill Lynch Consults International Portfolio's audited financial statements and related notes included in its Annual Report to Shareholders.



                                                    INTERNATIONAL     CONSULTS                      PRO FORMA
                                                       EQUITY       INTERNATIONAL                 INTERNATIONAL
                                                        FUND          PORTFOLIO     ADJUSTMENTS    EQUITY FUND
                                                    -------------   -------------   -----------   -------------
INVESTMENT INCOME (NOTES 1d & 1e):
  Dividends**.....................................  $  5,963,622    $  1,176,201                  $  7,139,823
  Interest and discount earned....................     1,934,055         100,966                     2,035,021
                                                    ------------    ------------     ---------    ------------
  Total income....................................     7,897,677       1,277,167                     9,174,844
                                                    ------------    ------------     ---------    ------------
EXPENSES:
  Account maintenance and distribution
    fees -- Class B (Note 2)......................     2,041,156         633,490                     2,674,646
  Investment advisory fees........................     2,109,287         475,116                     2,584,403
  Transfer agent fees -- Class B..................       683,550          31,136                       714,686
  Custodian fees..................................       292,910          71,812                       364,722
  Accounting services (Note 2)....................       192,999          83,370     $ (76,369)(1)     200,000
  Professional fees...............................       104,485          89,335       (85,000)(1)     108,820
  Printing and shareholder reports................       131,445          54,782       (12,282)(1)     173,945
  Administration fees (Note 2)....................            --         158,372      (158,372)(1)          --
  Transfer agent fees -- Class D..................       134,308              --                       134,308
  Stamp tax fee...................................            --         126,477                       126,477
  Account maintenance fees -- Class D (Note 2)....       114,287              --                       114,287
  Account maintenance and distribution
    fees -- Class C (Note 2)......................        94,029              --                        94,029
  Registration fees (Note 1f).....................        35,419          31,257                        66,676
  Trustees' fees and expenses.....................        40,336          25,796       (25,796)(1)      40,336
  Transfer agent fees -- Class A (Note 2).........        63,169              --                        63,169
  Pricing fees....................................        26,785           8,040                        34,825
  Transfer agent fees -- Class C..................        32,995              --                        32,995
  Organization expenses...........................         4,110              --                         4,110
  Other...........................................        14,159           8,945                        23,104
                                                    ------------    ------------     ---------    ------------
  Total expenses..................................     6,115,429       1,797,928      (357,819)      7,555,538
                                                    ------------    ------------     ---------    ------------
  Investment income (loss) -- net.................     1,782,248        (520,761)      357,819       1,619,306
                                                    ------------    ------------     ---------    ------------

                 PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                  MERRILL LYNCH INTERNATIONAL EQUITY FUND AND
                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                        FOR THE YEAR ENDED MAY 31, 1999
                            (UNAUDITED) (CONTINUED)


                                                    INTERNATIONAL     CONSULTS                      PRO FORMA
                                                       EQUITY       INTERNATIONAL                 INTERNATIONAL
                                                        FUND          PORTFOLIO     ADJUSTMENTS    EQUITY FUND
                                                    -------------   -------------   -----------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
& FOREIGN CURRENCY TRANSACTIONS -- NET (NOTES 1B,
1C & 1E):
  Realized gain (loss) from:
    Investments -- net............................  $ (5,085,323)   $  4,531,684                  $   (553,639)
    Foreign currency transactions -- net..........      (820,717)        273,828                      (546,889)
  Change in unrealized appreciation/depreciation
    on:
    Investments -- net............................   (12,338,951)    (14,217,408)                  (26,556,359)
    Foreign currency transactions -- net..........    (2,052,133)       (318,324)                   (2,370,457)
  Net realized and unrealized gain on investments
    and foreign currency transactions.............   (20,297,124)     (9,730,220)                  (30,027,344)
                                                    ------------    ------------     ---------    ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $(18,514,876)   $(10,250,981)    $ 357,819    $(28,408,038)
                                                    ============    ============     =========    ============
---------------------------------------------------------------------------------------------------------------
 ** Net foreign withholding tax on dividends......  $    558,607    $    113,776                  $    157,635
                                                    ============    ============     =========    ============


--------------------------------------------------------------------------------
(1) Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services.

(2) This Pro Forma Combined Statement of Operations excludes non-recurring estimated Reorganization expenses of $150,000.

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND

               AND MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES:


     Merrill Lynch International Equity Fund ("International Equity Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. International Equity Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. International Equity Fund offers four classes of shares under the Merrill Lynch Select Pricing(sm) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by International Equity Fund.


     (a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of International Equity Fund as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of International Equity Fund's Board of Trustees.


     (b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


     (c) Derivative financial instruments -- International Equity Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Financial futures contracts -- International Equity Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, International Equity Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, International Equity Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by International Equity Fund as unrealized gains or losses. When the contract is closed, International Equity Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Foreign currency options and futures -- International Equity Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by International Equity Fund, sold by such Fund but not yet delivered, or committed or anticipated to be purchased by such Fund.

     - Forward foreign exchange contracts -- International Equity Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on International Equity Fund's records. However, the effect on operations is recorded from the date International Equity Fund enters into such contracts.

     - Interest rate swaps -- International Equity Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate of the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

     - Options -- International Equity Fund is authorized to write and purchase put and call options. When International Equity Fund writes an option, an amount equal to the premium received by such Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or International Equity Fund enters into a closing transaction), such Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

     (d) Income taxes -- It is International Equity Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

     (e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when International Equity Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

     (f) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

     (g) Dividends and distributions -- Dividends and distributions paid by International Equity Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:


     International Equity Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner of MLAM. International Equity Fund also has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


     MLAM is responsible for the management of International Equity Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of International Equity Fund. For such services, International Equity Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of International Equity Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the year ended May 31, 1999, MLAM paid MLAM U.K. a fee of $97,386 pursuant to such Agreement.

     Pursuant to the Distribution Plans adopted by International Equity Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, International Equity Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                               ACCOUNT MAINTENANCE FEE         DISTRIBUTION FEE
                                               -----------------------         ----------------
Class B......................................           0.25%                        0.75%
Class C......................................           0.25%                        0.75%
Class D......................................           0.25%                          --

     Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to International Equity Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

     For the year ended May 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of International Equity Fund's Class A and Class D shares as follows:

                                                              MLFD         MLPF&S
                                                              ----         ------
Class A.....................................................  $67          $1,234
Class D.....................................................  $635         $8,967

     For the year ended May 31, 1999, MLPF&S received contingent deferred sales charges of $11,000 and $2,037 relating to transactions in Class B and Class C shares of International Equity Fund, respectively.

     In addition, MLPF&S received $30,307 in commissions on the execution of portfolio security transactions for International Equity Fund for the year ended May 31, 1999.

     Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is International Equity Fund's transfer agent.

     Accounting services are provided to International Equity Fund by MLAM at cost.

     Certain officers and/or trustees of International Equity Fund are officers and/or directors of MLAM, PFD, PSI, FDS, MLFD, and/or ML & Co.

                                     PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

     Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 9 of the Class A, Class B, Class C and Class D shares Distribution Agreements.

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:
"The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the property of the Trust, and no shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification."

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and
(iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Class A, Class B, Class C and Class D shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor (as defined in the Distribution Agreements) and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS.


1   (a) --  Amended and Restated Declaration of Trust of the Registrant,
            dated June 7, 1993.(a)
    (b) --  Certificate of Establishment and Designation of Class A
            Shares and Class B Shares, dated June 11, 1993.(a)
    (c) --  Certificate of Amendment to Declaration of Trust and
            Establishment and Designation of Classes, dated October 17,
            1994.(a)
2      --   Amended and Restated By-Laws of the Registrant.(a)
3      --   Not Applicable.
4      --   Form of Agreement and Plan of Reorganization between the
            Registrant and Merrill Lynch Consults International
            Portfolio (included in Exhibit I to the Proxy Statement and
            Prospectus contained in this Registration Statement).
5      --   Copies of instruments defining the rights of shareholders, including the relevant portions of the Amended and Restated
            Declaration of Trust, as amended, Certificates of
            Establishment and Designation, and Amended and Restated
            By-Laws of the Registrant.(b)
6   (a) --  Investment Advisory Agreement between the Registrant and
            Merrill Lynch Asset Management, Inc.(c)
    (b) --  Sub-Advisory Agreement between Merrill Lynch Asset
            Management, Inc. and Merrill Lynch Asset Management U.K.
            Limited.(h)
7   (a) --  Form of new Class A Shares Distribution Agreement between
            Registrant and Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. (the "Distributor").(e)
    (b) --  Class B Shares Distribution Agreement between the Registrant and the Distributor.(c)
    (c) --  Letter Agreement between the Registrant and the Distributor with respect to the Merrill Lynch Mutual Fund Advisor
            Program.(c)
    (d) --  Form of Class C Shares Distribution Agreement between the
            Registrant and the Distributor.(e)
    (e) --  Form of Class D Shares Distribution Agreement between the
            Registrant and the Distributor.(e)
8      --   None.
9   (a) --  Custodian Agreement between the Registrant and Brown
            Brothers Harriman & Co.(d)
    (b) --  Amendment to Custodian Agreement between the Registrant and
            Brown Brothers Harriman & Co.(f)
10(a)  --   Class B Distribution Plan and Class B Distribution Plan
            Sub-Agreement of Registrant.(c)
    (b) --  Form of Class C Distribution Plan and Class C Distribution
            Plan Sub-Agreement of Registrant.(e)
    (c) --  Form of Class D Distribution Plan and Class D Distribution
            Plan Sub-Agreement of Registrant.(e)
    (d) --  Merrill Lynch Select Pricing(SM) System Plan pursuant to
            Rule 18f-3.(g)
11     --   Opinion and Consent of Brown & Wood LLP, counsel for the
            Registrant.
12     --   Private Letter Ruling from the Internal Revenue Service.(i)
13     --   Not applicable.

       14(a)     --      Consent of Deloitte & Touche LLP, independent auditors for Registrant.
         (b)     --      Consent of Ernst & Young LLP, independent auditors for Merrill Lynch Consults International Portfolio.
       15        --      Not applicable.
       16        --      Power of Attorney.(j)
       17(a)     --      Prospectus dated September 29, 1999 and Statement of Additional Information dated September 29, 1999 of the Registrant.(k)
         (b)     --      Annual Report to Shareholders of the Registrant for the year ended May 31, 1999.(k)
         (c)     --      Prospectus dated February 27, 1999 and Statement of Additional Information dated February 27, 1999 of
                         Merrill Lynch Consults International Portfolio.(k)
         (d)     --      Form of Proxy.
         (e)     --      Annual Report to Shareholders of Merrill Lynch Consults International Portfolio for the year ended
                         October 31, 1998.
         (f)     --      Semi-Annual Report to Shareholders of Merrill Lynch Consults International Portfolio for the six months ended April 30, 1999.


---------------
(a) Filed on September 27, 1995, as an Exhibit to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-44917) (the "Form N-1A").

(b) Reference is made to Article I (sections 1.1 and 1.2), Article II (sections 2.2, 2.3 and 2.4), Article IV (sections 4.1, 4.3, and 4.4), Article V (sections 5.1, 5.2, 5.3 and 5.5), Article VI (sections 6.1, 6.2, 6.3, 6.4,
     6.5, 6.7 and 6.8), Article VII (section 7.1), Article VIII (sections 8.1,
     8.2 and 8.3), Article IX (section 9.2), Article X (sections 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8), and Article XI (sections 11.2,
     11.3, 11.4 and 11.5) of the Registrant's Amended and Restated Declaration of Trust, filed as Exhibit 1(a) to the Form N-1A; the Certificate of Establishment and Designation, filed as Exhibit 1(b) to the Form N-1A; the Certificate of Amendment to the Declaration of Trust and Establishment and Designation of Classes, filed as Exhibit 1(c) to the Form N-1A; and Article I, Article V and Article VII of the Registrant's Amended and Restated By-Laws, filed as Exhibit 2 to the Form N-1A.

(c) Filed on January 14, 1994, as an Exhibit to Post-Effective Amendment No. 1 to the Form N-1A.

(d) Filed on September 29, 1994, as an Exhibit to Post-Effective Amendment No. 2 to the Form N-1A.

(e) Filed On October 18, 1994, as an Exhibit to Post-Effective Amendment No. 3 to the Form N-1A.

(f) Filed on September 27, 1996, as an Exhibit to Post-Effective Amendment No. 5 to the Form N-1A.

(g) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996 relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

(h) Filed on August 29, 1997, as an Exhibit to Post-Effective Amendment No. 6 to the Form N-1A.

(i)  To be filed by amendment.


(j) Included on the signature page of the Registrant's Registration Statement on Form N-14 filed on October 29, 1999 and incorporated herein by reference.



(k) Filed on October 29, 1999, as an Exhibit to the Registrant's Registration Statement on Form N-14 under the Securities Act of 1933, as amended (File No. 333-90007).


ITEM 17.  UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or the opinion of counsel received as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

                                   SIGNATURES


     As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 13th day of December, 1999.


                                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
                                                    (Registrant)


                                    By           /s/ ROBERT HARRIS

                                      ------------------------------------------

                                              (Robert Harris, Secretary)



     As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                   SIGNATURES                                  TITLE                       DATE
                   ----------                                  -----                       ----
                TERRY K. GLENN*                   President and Trustee
------------------------------------------------    (Principal Executive Officer)
                (Terry K. Glenn)

                DONALD C. BURKE*                  Vice President and Treasurer
------------------------------------------------    (Principal Financial and
               (Donald C. Burke)                    Accounting Officer)

                 DONALD CECIL*                    Trustee
------------------------------------------------
                 (Donald Cecil)

                EDWARD H. MEYER*                  Trustee
------------------------------------------------
               (Edward H. Meyer)

               CHARLES C. REILLY*                 Trustee
------------------------------------------------
              (Charles C. Reilly)

                RICHARD R. WEST*                  Trustee
------------------------------------------------
               (Richard R. West)

                 ARTHUR ZEIKEL*                   Trustee
------------------------------------------------
                (Arthur Zeikel)
               EDWARD D. ZINBARG*                 Trustee
------------------------------------------------
              (Edward D. Zinbarg)

             *By: /s/ ROBERT HARRIS                                                  December 13, 1999
   ------------------------------------------
       (Robert Harris, Attorney-in-Fact)

                                 EXHIBIT INDEX


EXHIBIT NO.
-----------
     11       --   Opinion and Consent of Brown & Wood LLP, counsel for the
                   Registrant.
     14(a)    --   Consent of Deloitte & Touche LLP, independent auditors for
                   Registrant.
       (b)    --   Consent of Ernst & Young LLP, independent auditors for
                   Merrill Lynch Consults International Portfolio.
     17(d)    --   Form of Proxy.
       (e)    --   Annual Report to Shareholders of Merrill Lynch Consults
                   International Portfolio for the year ended October 31, 1998.
       (f)    --   Semi-Annual Report to Shareholders of Merrill Lynch Consults
                   International Portfolio for the six months ended April 30,
                   1999.